Exhibit 1.18


            500,000 Shares of Convertible Redeemable Preferred Stock
                                $10.00 per share




                                                                  April __, 1997

Global Equities Group, Inc.
As the Lead Managing Underwriter
  and the Representative of the Underwriters, 5 Hanover Square
New York, New York 10004

Dear Sirs:

     We acknowledge receipt of the Prospectus dated April __ , 1997 (hereinafter called the "Prospectus") relating to the offering of 500,000 shares of $1.00 par value Series A Redeemable Convertible Preferred Stock (the "Preferred Stock") at $10.00 per share of CluckCorp International, Inc. (hereinafter called the "Company").

     We understand that the Underwriters are offering, through you, certain of the Preferred Stock for sale to certain securities dealers at the public offering price of $10.00 per share of Preferred Stock less a concession of $1.00 per share of Preferred Stock and that any Underwriter may allow, and dealers may reallow, a concession not in excess of $. o per share of Preferred Stock to other Underwriters or to other dealers who enter into an agreement in this form.

     We hereby agree with you as follows with respect to any purchase of the Preferred Stock from you or from any other Underwriter or from any other dealer at a concession from the public offering price.

     In purchasing the Preferred Stock, we will rely only on the Prospectus and no other statements whatsoever, written or oral.

     1. Offering and Trading Provisions. The Preferred Stock purchased by us at a concession from the public offering price shall be promptly offered to the public upon the terms set forth in the Prospectus or for sale at a concession not in excess of $__ per share of Preferred Stock to any other member of the National Association of Securities Stock Dealers, Inc. (hereinafter called the "NASD") who enters into an agreement with you in this form or to foreign banks or dealers not eligible for membership in the NASD who (i) agree that they will make no sales of the Preferred Stock within the United States, its territories its possessions, or to persons who are citizens thereof or resident therein,


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Global Equities
April 28, 1997
Page -2-

(ii) agree that in making sales of such Preferred Stock outside the United States, its territories or possessions they will comply with the requirements of the NASD's Rules of Fair Practice as though they were such a member and Section 25 of such Article as it applies to a non-member broker or dealer in a foreign country and (iii) enter into an agreement with you in this form.

     Except as permitted by you, we will not at any time prior to the completion by us of distribution of Preferred Stock acquired by us pursuant to this Agreement, bid for, purchase or sell, directly or indirectly, any Preferred Stock other than (i) as provided for in this Agreement, the Agreement Among Underwriters or the Underwriting Agreement relating to the Preferred Stock or
(ii) purchases or sales by us of any Preferred Stock as broker on unsolicited orders for the account of others.

     We represent that we have not participated in any transaction prohibited by the preceding paragraph and that we have at all times complied with the provisions of Regulation M of the Securities and Exchange Commission applicable to this offering.

     We agree to advise you from time to time upon request, prior to the termination of this Agreement, of the number of Preferred Stock remaining unsold which were purchased by us from you or from any other Underwriter or dealer at a concession from the public offering price and, on your request, we will resell to you any such Preferred Stock remaining unsold at the purchase price thereof if, in your opinion, such Preferred Stock are needed to make delivery against sales made to others.

     We agree that without your consent we will not sell to any account over which we exercise discretionary authority any of the Preferred Stock which we purchase and which are subject to the terms of this Agreement.

     If prior to the termination of this Agreement you purchase or contract to purchase any Preferred Stock which were purchased by us from you or from any other Underwriter or dealer at a concession from the public offering price (including any Preferred Stock represented by certificates which may have been issued on transfer or in exchange for certificates originally representing such Preferred Stock), in your discretion you may (i) sell for our account the Preferred Stock so purchased and debit or credit our account for the loss or profit resulting from such sale, (ii) charge our account with an amount equal to the concession to dealers with respect thereto and credit such amount against the cost thereof or (iii) require us to purchase such Preferred Stock at a price


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Global Equities
April 28, 1997
Page -3-

equal to the total cost of such purchase including commissions and transfer taxes on redelivery.

     2. Delivery and Payment. If we purchase any Preferred Stock from you hereunder, we agree that such purchases will be evidenced by your written confirmation and will be subject to the terms and conditions set forth in the confirmation and in the Prospectus.

     Preferred Stock purchased by us from you hereunder shall be paid for in full at the public offering price stated above, or, if you shall so advise us, at such price less the applicable concession, at the office of Global Equities Group, Inc., 5 Hanover Square, New York, New York 10004, at such time and on such day as you may advise us, by certified or official bank check payable in New York Clearing House funds to the order of Global Equities Group, Inc. against delivery of the Preferred Stock. If we are called upon to pay the public offering price of the Preferred Stock purchased by us, the applicable concession will be paid to us, less any amounts charged to our account pursuant to Article 1 above, after termination of this Agreement.

     3. Termination. You will advise us of the date and time of termination of this Agreement or of any designated provisions hereof. This Agreement shall in any event terminate 30 business days after the date of the initial public offering of the Preferred Stock unless sooner terminated by you.

     4. Representation and Liability of Dealers and Underwriters. We represent that we are a member in good standing with the NASD or that we are a foreign bank or dealer not eligible for membership in the NASD which agrees to make no sales of Preferred Stock within the United States, its territories or its possessions, or to persons who are citizens thereof or resident therein. In making sales of Preferred Stock, if we are such a member of the NASD, we agree to comply with all applicable rules of the NASD, including, without limitation, the NASD's Interpretation with Respect to Free-Riding and Withholding and
Section 24 of Article III of the NASD's Rules of Fair Practice, or, if we are such a foreign bank or dealer, we agree to comply with such Interpretation, Sections 8, 24, and 36 of such Article as though we are such a member and
Section 25 of such Article as it applies to a non-member broker or dealer in a foreign country.

     We will not give any information or make any representations other than those contained in the Prospectus, or act as agent for the Company or any Underwriter.


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Global Equities
April 28,1997
Page  -4-

     We agree that you, as Representative of the Underwriters, have full authority to take such action as may seem advisable to you in respect to all matters pertaining to the offering of the Preferred Stock. Neither you, as Representative of the several Underwriters, nor any of the other Underwriters shall be under any liability to us for any act or omission, except for obligations expressly assumed in this Agreement.

     All communications to you relating to the subject matter of this Agreement shall be addressed to Global Equities Group, Inc., 5 Hanover Square, New York, New York 10004, and any notices to us shall be deemed to have been duly given if mailed or telegraphed to us at the address shown below.

     5. Blue Sky Matters. Neither you, as Representative of the several Underwriters, nor any of the other Underwriters will have any responsibility with respect to the right of any dealer to sell the Preferred Stock in any jurisdiction, notwithstanding any information you may furnish in that connection.

     6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                            Very truly yours,


                                            ------------------------------

                                            ------------------------------

                                            ------------------------------

                                            (Address)

                                            By____________________________


                                            Authorized Signatory

                                            Date__________________________

Exhibit 1.19
                          CLUCKCORP INTERNATIONAL, INC.

                                       AND

                           GLOBAL EQUITIES GROUP, INC.


                                REPRESENTATIVE'S
                                WARRANT AGREEMENT



                        Dated as of ______________, 1997

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     REPRESENTATIVE'S  WARRANT  AGREEMENT  dated as of , 1997 between  CLUCKCORP
INTERNATIONAL,  INC., a Texas  corporation (the "Company"),  and GLOBAL EQUITIES
GROUP,  INC.   (hereinafter  referred  to  variously  as  the  "Holder"  or  the
"Representative").

                              W I T N E S S E T H:

     WHEREAS, the Company proposes to issue to the Representative warrants ("Warrants") to purchase up to 50,000 shares of the Company's Series A Redeemable Convertible Preferred Stock, (the "Preferred Stock") of the Company; and WHEREAS, the Representative has agreed pursuant to the underwriting agreement (the "Underwriting Agreement") dated as of the date hereof between the Company and the several Underwriters listed therein to act as the Representative in connection with the Company's proposed public offering of up to 500,000 shares of Preferred Stock at a public offering price of $10.00 per share (the "Public Offering"); and WHEREAS, the Warrants to be issued pursuant to this Agreement will be issued on the First Delivery Date (as such term is defined in the Underwriting Agreement) by the Company to the Representative in
consideration for, and as part of the Representative's compensation in connection with, the Representative acting as the Representative pursuant to the Underwriting Agreement; NOW, THEREFORE, in consideration of the premises, the payment by the Representative to the Company of an aggregate ten dollars ($10.00), the agreements herein set forth and other good and valuable consideration, hereby acknowledged, the parties hereto agree as follows:

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     1. Grant. The Representative (or its designees) is hereby granted the right to purchase, at any time from , 1998, until 5:30 P.M., New York time, on , 2002, up to an aggregate of 50,000 shares of Preferred Stock at an initial exercise price (subject to adjustment as provided in Section 8 hereof) of $12.00 per share. Except as set forth herein, the shares of Preferred Stock issuable upon exercise of the Warrants are in all respects identical to the shares of Preferred Stock being purchased by the Underwriters for resale to the public pursuant to the terms and provisions of the Underwriting Agreement. The shares of Preferred Stock issuable upon exercise of the Warrants are sometimes hereinafter referred to collectively as the "Securities."

     2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

     3.  Exercise  of  Warrant.

     Section 3.1 Method of Exercise. The Warrants initially are exercisable at the respective initial exercise price (subject to adjustment as provided in Section 8 hereof) per share of Preferred Stock set forth in Section 6 hereof payable by certified or official bank check in New York Clearing House funds, subject to adjustment as provided in Section 8 hereof. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Securities purchased at the Company's principal executive offices in San Antonio, Texas (presently located at 1250 N.E. Loop 410, Suite 335, San Antonio,

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Texas  78209)  the  registered  holder of a  Warrant  Certificate  ("Holder"  or
"Holders") shall be entitled to receive a certificate or certificates for the shares of Preferred Stock purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Preferred Stock underlying the Warrants). Warrants may be exercised to purchase all or part of the Securities. In the case of the purchase of less than all the Securities purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Securities.

     Section 3.2 Definition of Market Price. As used herein, the phrase "Market Price" at any date shall be deemed to be when referring to the Preferred Stock, the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Preferred Stock is listed or admitted to trading or by the Nasdaq National Market ("Nasdaq/NM"), or, if the Preferred Stock is not listed or admitted to trading on any national securities exchange or quoted by the National Association of Securities Dealers Automated Quotation System
("Nasdaq"),  the  average  closing  bid  price  as  furnished  by  the  National
Association of Securities Dealers, Inc. ("NASD") through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Preferred Stock is not quoted on Nasdaq, as determined in good faith (using customary valuation methods) by resolution of the members of the Board of Directors of the Company, based on the best information available.

     4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Preferred Stock and/or other Securities, properties or rights underlying such Warrants shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Warrant Certificates and the certificates representing the shares of Preferred Stock underlying the Warrants (and/or other Securities, properties or rights issuable upon the exercise of the Warrants ) shall be executed on behalf of the Company by the manual or facsimile signature of the then Chairman or Vice Chairman of the Board of Directors or President or Vice President of the
Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer. Certificates representing the shares of Preferred Stock (and/or other Securities, properties or rights issuable upon exercise of the Warrants) shall be dated as of the Notice Date (regardless of when executed or delivered) and dividend bearing Securities so issued shall accrue dividends from the date of issuance.

     5. Restriction On Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof; that the Warrants may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, for a period of one (1) year from the date hereof, except to officers of the Representative.

     6. Exercise Price.

     Section 6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 8 hereof, the initial exercise price of each Warrant shall be $12.00 per share of Preferred Stock. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof. Any transfer of a Warrant shall constitute an automatic transfer and assignment of the registration rights set forth in Section 7 hereof with respect to the Securities or other Securities, properties or rights underlying the Warrants.

     Section 6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context or unless otherwise specified.

     7. Registration Rights.

     Section 7.1 Registration Under the Securities Act of 1933. The Warrants, the shares of Preferred Stock and any other Securities issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933 as amended (the "Act"). Upon exercise, in whole or in part, of the Warrants, certificates representing the Preferred Stock underlying the Warrants and any of the other Securities issuable upon exercise of the Warrants (collectively, the "Warrant Securities") shall bear the following legend.

          The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of Securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

     Section 7.2 Piggyback Registration. If, at any time commencing after the date hereof and expiring five (5) years thereafter, the Company proposes to register any of its Securities under the Act (other than pursuant to Form S-4, Form S-8 or a comparable registration statement) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Representative and to all other Holders of the Warrants and/or the Warrant Securities of its intention to do so. If the Representative or other Holders of the Warrants and/or Warrant Securities notify the Company within twenty (20) business days after receipt of any such notice of its or their desire to include any such Securities in such proposed registration statement, the Company shall afford the Representative and such Holders of the Warrants and/or Warrant Securities the opportunity to have any such Warrant Securities registered under such registration statement.

     Notwithstanding the provisions of this Section 7.2, the Company shall have the right at any time after it shall have given written notice pursuant to this
Section 7.2 (irrespective of whether a written request for inclusion of any such Securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

     Section 7.3 Demand Registration.

(a) At any time commencing one year from the date hereof and expiring four (4) years thereafter, the Holders of the Warrants and/or Warrant Securities representing a "Majority" (as hereinafter defined) of such Securities (assuming the exercise of all of the Warrants) shall have the right (which right is in addition to the registration rights under Section 7.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Representative and Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Securities for nine (9) consecutive months by such Holders and any other Holders of the Warrants and/or Warrant Securities who notify the Company within ten (10) days after receiving notice from the Company of such request, provided that the holders of the Warrants and/or Warrant Securities have purchased the Warrant Securities prior to any such registration statement being filed.

(b) The Company covenants and agrees to give written notice of any registration request under this Section 7.3 by any Holder or Holders to all other registered Holders of the Warrants and the Warrant Securities within ten
     (10) days from the date of the receipt of any such registration request.

(c) Notwithstanding anything to the contrary contained herein, if the Company shall not have filed a registration statement for the Warrant Securities within the time period specified in Section 7.4(a) hereof pursuant to the written notice specified in Section 7.3(a) of a Majority of the Holders of the Warrants and/or Warrant Securities, the Company may, at its option, upon the written notice of election of a Majority of the Holders of the Warrants and/or Warrant Securities requesting such registration, repurchase (i) any and all Warrant Securities of such Holders at the higher of the Market Price per share of Preferred Stock on (x) the date of the notice sent pursuant to Section 7.3(a) or (y) the expiration of the period specified in Section 7.4(a) and (ii) any and all Warrants of such Holders at such Market Price less the Exercise Price of such Warrant. Such repurchase shall be in immediately available funds and shall close within two (2) days after the later of (i) the expiration of the period specified in Section 7.4(a) or (ii) the delivery of the written notice of election specified in this Section 7.3(d).

     Section 7.4 Covenants of the Company With Respect to Registration. In connection with any registration under Section 7.2 or 7.3 hereof, the Company covenants and agrees as follows:

     (a) The Company shall use its best efforts to file a registration statement within sixty (60) days of receipt of any demand therefor, shall use its best efforts to have any registration statements declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Securities such number of prospectuses as shall reasonably be requested.

     (b) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 7.2 and 7.3 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. If the Company shall fail to comply with Section

          7.4(a), the Company shall, in addition to any other equitable or other relief available to the Holder(s), be liable for any and all incidental or special damages sustained by the Holder(s) requesting registration of its or their Warrants and/or Warrant Securities.

          (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

     (d) The Company shall indemnify the Holder(s) of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify each of the Underwriters contained in Section 8 of the Underwriting Agreement.

     (e) The Holder(s) of the Warrant Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 8 of the Underwriting Agreement pursuant to which the Underwriters have agreed to indemnify the Company.

     (f) The Company shall not permit the inclusion of any Securities other than the Warrant Securities to be included in any registration statement filed pursuant to Section 7.3 hereof, or permit any other registration statement to be or remain effective during the effectiveness  of a registration  statement  filed pursuant to Section
          7.3 hereof, without the prior written consent of the Holders of the Warrants and Warrant Securities representing a Majority of such Securities.

     (g) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of Securities.

     (h) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

     (i) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriters, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder or underwriter shall reasonably request.

     (j) The Company shall enter into an underwriting agreement with the managing underwriters selected for such underwriting by Holders holding a Majority of the Warrant Securities requested to be included in such underwriting, which may be the Representative. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriter(s), and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter(s). The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Securities and may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such underwriter(s) shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriter(s) except as they may relate to such Holders and their intended methods of distribution.

     (k) For purposes of this Agreement, the term "Majority" in reference to the Holders of Warrants or Warrant Securities, shall mean in excess of fifty percent (50%) of the then outstanding Warrants or Warrant Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith and (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act. 8. Adjustments to Exercise Price and Number of Securities. Section 8.1 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Preferred Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     Section 8.2 Stock Dividends and Distributions. In case the Company shall pay a dividend in, or make a distribution of, shares of Preferred Stock or of the Company's capital stock convertible into Preferred Stock, the Exercise Price shall forthwith be proportionately decreased. An adjustment made pursuant to this Section 8.2 shall be made as of the record date for the subject stock dividend or distribution.

     Section 8.3 Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 8, the number of Warrant Securities issuable upon the exercise at the adjusted exercise price of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Securities issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     Section 8.4 Definition of Preferred Stock. For the purpose of this Agreement, the term "Preferred Stock" shall mean (i) the class of stock designated as Series A Redeemable Convertible Preferred Stock in the Certificate or Articles of Incorporation or (ii) any other class of stock resulting from successive changes or reclassifications of such Preferred Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

     Section 8.5 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Preferred Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of Securities of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

     Section 8.6 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

     (a) Upon the issuance or sale of the Warrants or the Warrant Securities issuable upon the exercise of the Warrants;

     (b) If the amount of said adjustment shall be less than two cents (2(cent)) per Warrant Security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents (2(cent)) per Warrant Security.

     9. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Preferred Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Preferred Stock or Redeemable Warrants or other Securities, properties or rights.

     11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Preferred Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Preferred Stock or other Securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Preferred Stock and other Securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Preferred Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Preferred Stock issued to the public in connection herewith may then be listed and/or quoted.

     12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

     (a) the Company shall take a record of the holders of its shares of Preferred Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings or capital surplus (in accordance with applicable law), as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

     (b) the Company shall offer to all the holders of its Preferred Stock any additional shares of capital stock of the Company or Securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

     (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least thirty (30) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable Securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable Securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

     (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

     (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

     14. Supplements and Amendments. The Company and the Representative may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates (other than the Representative) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Representative may deem necessary or desirable and which the Company and the Representative deem shall not adversely affect the interests of the Holders of Warrant Certificates.

     15. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

     16. Termination. This Agreement shall terminate at the close of business on , 2004. Notwithstanding the foregoing, the indemnification provisions of Section 7 shall survive such termination until the close of business on , 2010.

     17. Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

     The Company, the Representative and the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, the Representative and the Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, the Representative and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 14 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company, the Representative and the Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

                  18. Entire Agreement; Modification. This Agreement (including the Underwriting Agreement to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     19. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     20. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Representative and any other registered Holder(s) of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of the Company and the Representative and any other registered Holders of Warrant Certificates or Warrant Securities.

     22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                           CLUCKCORP INTERNATIONAL, INC.

                                           By:________________________________



Attest:


---------------------------------------
Name:
Title:


                                            GLOBAL EQUITIES GROUP, INC.



                                            By:________________________________

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS
CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                        5:30 P.M., NEW YORK TIME, , 2002

No. W-                                                      Warrants to Purchase
                                                              50,000 shares of
                                                              Preferred Stock


                               WARRANT CERTIFICATE

     This Warrant Certificate certifies that , or registered assigns, is the registered holder of Warrants to purchase initially, at any time from , 1998 until 5:30 p.m. New York time on , 2002 ("Expiration Date"), up to 50,000 shares of Preferred Stock, $1.00 par value ("Preferred Stock"), of CLUCKCORP INTERNATIONAL, INC., a Texas corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $12.00 per share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Representative's Warrant Agreement dated as of , 1997 between the Company and GLOBAL EQUITIES GROUP, INC. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company or by surrender of this Warrant Certificate.

     No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

     The Warrants may be exercised in whole or in part for shares of Preferred Stock. Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of ___________, 1997

                                           CLUCKCORP INTERNATIONAL, INC.



                                           By:_______________________________

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]

     The  undersigned   hereby   irrevocably   elects  to  exercise  the  right,
represented by this Warrant Certificate, to purchase:


(  ) _______________________                          Shares of Preferred Stock

(  ) _______________________

(  ) _______________________

(  ) _______________________



and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House funds to the order of CLUCKCORP INTERNATIONAL, INC. in the amount of $ _____________ all in accordance with the terms of Section 3.1 of the Representative's Warrant Agreement dated as of _____________, 1997 between Cluckcorp International, Inc. and Global Equities Group, Inc. The undersigned requests that a certificate for such securities be registered in the name of ________________________ whose address is
_______________________    and   that   such   Certificate   be   delivered   to
_____________________ whose address is ________________________ .


Dated:________________________            Signature:____________________________
                                         (Signature must conform in all respects
                                          to name of holder as  specified on the
                                          face of the Warrant Certificate.)

                                         (Insert Social Security or Other
                                          Identifying Number of Assignee)

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2]

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase:


(  ) _______________________                          Shares of Preferred Stock

(  ) _______________________

(  ) _______________________

(  ) _______________________


and herewith tenders in payment for such securities ___________________ Warrants all in accordance with the terms of Section 3.2 of the Representative's Warrant Agreement dated as of _______________, 1997 between Cluckcorp International Inc. and Global Equities Group, Inc. The undersigned requests that a certificate for such securities be registered in the name of_______________________ whose address is______________________ and that such Certificate be delivered to whose address is _______________________.


Dated:________________________            Signature:________________________
                                         (Signature must conform in all respects
                                          to name of holder as  specified on the
                                          face of the Warrant Certificate.)

                                         (Insert Social Security or Other
                                          Identifying Number of Assignee)

                              [FORM OF ASSIGNMENT]


     (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)


     FOR VALUE RECEIVED _______________________________ hereby sells, assigns and transfers unto______________________________________________________________


                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.



Dated:________________________            Signature:________________________
                                         (Signature must conform in all respects
                                          to name of holder as  specified on the
                                          face of the Warrant Certificate.)

                                         (Insert Social Security or Other
                                          Identifying Number of Assignee)

Exhibit 1.20


                         CLUCK CORP INTERNATIONAL, INC.


            500,000 Shares of Convertible Redeemable Preferred Stock
                                $10.00 per share


                          AGREEMENT AMONG UNDERWRITERS



                                                As of April ______________, 1997


Global Equities Group, Inc.
As Lead Managing Underwriter and
 the Representative of the Underwriters
5 Hanover Square
New York, New York 10004
Attention: Thomas McDermott, Vice President
           Investment Banking

Dear Sirs:

     We hereby agree with you as follows with respect to (i) the purchase and offering by Global Equities Group, Inc. as the lead managing underwriter and the representative (the "Representative") and Suncoast Capital Corp. as the co-managing underwriter ("Suncoast" and collectively with the Representative, the "Underwriters") of an aggregate of 500,000 shares of $1.00 par value Series A Redeemable Convertible Preferred Stock (the "Preferred Stock") at $10.00 per share of Cluck Corp International, Inc. (the "Company").

     1.   Registration   Statement.   We  confirm  that  we  have  examined  the
registration statement (including the prospectus) relating to the Preferred Stock as amended to the date of this agreement and we are familiar with the terms of the Preferred Stock to be offered and the other terms of the offering which are to be reflected in the proposed pricing amendment to the registration statement. The registration statement as amended at the time it becomes effective, including financial statements and exhibits, is referred to in this agreement as the Registration Statement, and the prospectus in the form first filed with the Securities and Exchange Commission (the "Commission") pursuant to its Rule 424(b) is referred to as the Prospectus.

     We further confirm that:

     (a) Insofar as it relates to us, the information in the Registration Statement as amended to this date and in the proposed amendment is correct and complete and is not misleading.

Global Equities
April 28, 1997
2

     (b) We are aware of and are willing to accept our responsibilities under the Securities Act of 1933 as an Underwriter and Co-Manager of the offering to be named in the Registration Statement.

     (c) We are willing to proceed with the underwriting of the Preferred Stock in the manner contemplated in the Underwriting Agreement.

     (d) You are authorized, in your discretion and on our behalf, with approval of counsel for the Representative of the Underwriters, Mound, Cotton & Wollan, to approve any proposed amendment and the Prospectus and to approve of or to object to any further amendments to the Registration Statement, or amendments or supplements to the Prospectus.

     2. Underwriting  Agreement.

     (a) We authorize you to execute and deliver on our behalf the Underwriting Agreement in substantially the form annexed hereto as Exhibit A. The number of Preferred Stock set forth opposite each Underwriter's name in Schedule I to the Underwriting Agreement, or such number increased as set forth in Section 9 of the Underwriting Agreement, is referred to in this agreement as the original underwriting commitment of such Underwriter, and the ratio which such original underwriting commitment bears to the total number of shares of Preferred Stock is referred to in this agreement as the underwriting proportion of such Underwriter.

     (b) Our firms have also agreed that in addition to the ten percent (10%) underwriters' discount payable to each firm with respect to the Preferred Stock which it underwriters, the three percent (3%) non-accountable expense allowance will be paid 90 percent (90%) to Global and ten percent (10%) to Suncoast.

     (c) In connection with the subject underwriting, the Representative will receive Preferred Stock Purchase Warrants (the "Representative's Warrants") to purchase up to fifty thousand (50,000) shares of Preferred Stock for $12.00 per share.

     3. Authorization Under Underwriting Agreement. The Under- writing Agreement provides that the obligations of the Underwriters thereunder are subject, among other things, to the condition that the Registration Statement shall have become effective no later than 5:00 P.M., New York time, on the date of the Underwriting Agreement. You are hereby authorized, in your discretion, to extend such time to not later than 1:00 P.M., New York time, on the date following such date and, with the consent of Underwriters, including yourselves, who have agreed to purchase in the aggregate at least a majority of the Preferred Stock, to agree to one or more subsequent extensions of such date and to take on our behalf any action that may be necessary for such purposes.

Global Equities
April 28, 1997
3


     You are also authorized in your sole discretion to take the following action with respect to the Underwriting Agreement:

     (a) To postpone the Effective Date or the First Delivery Date (as such terms are defined in the Underwriting Agreement) or, except as provided above, to extend any other date specified in the Underwriting Agreement.

     (b) To exercise any right of cancellation or termina- tion.

     (c) To arrange for the purchase by other persons (including yourselves or any other Underwriter) of any of the shares of Preferred Stock not taken up by any defaulting Underwriter or by the other Underwriters as provided in Section 12 of the Underwriting Agreement.

     (d) To consent to such other changes in or waivers of provisions of the Underwriting Agreement as in your judgment do not materially and adversely affect our rights and obligations.

     4. Method of Offering. We agree, jointly with you, to manage the underwriting and the public offering of the Preferred Stock and to take such action in connection therewith and in connection with the purchase, carrying and resale of the Preferred Stock, including without limitation the following, as you in your sole discretion deem appropriate or desirable:

     (a) To determine the time of the initial public offering of the Preferred Stock and the Underwriters' gross spread.

     (b) To make any changes in the terms of the offering.

     (c) To make changes in those who are to be Underwriters and in the respective numbers of the Preferred Stock to be purchased by them, provided that our original underwriting commitment shall not be changed without our consent.

     (d) To determine all matters relating to advertising and communications with dealers or others.

     (e) To  reserve  for  sale  and to sell to  institutions  or  other  retail purchasers, for the Underwriters account, such number of shares of Preferred Stock as the Underwriters may determine; provided, however, that such reservations and sales shall be made for the respective accounts of the several Underwriters as nearly as practicable in their respective underwriting proportions, except for such sales for the account of a particular Underwriter designated by such a purchaser.

Global Equities
April 28, 1997
4

     (f) To reserve for sale and to sell to dealers, for the Underwriters account, such of the Underwriters Preferred Stock as the Underwriters may determine; provided, however, that such dealers shall be members in good standing of the National Association of Preferred Stock Dealers, Inc. (the "NASD") or foreign banks or dealers not eligible for membership in the NASD who
(A) agree that they will make no sales of shares of Preferred Stock within the United States, its territories or its possessions or to persons who are citizens thereof or resident therein and (B) agree that in making sales of such Preferred Stock outside the United States, its territories or possessions they will comply with the requirements of the NASD's Interpretation with Respect to Free-Riding and Withholding and with Sections 8, 24 and 36 of Article III of the NASD's Rules of Fair Practice as though they were such a member and will comply with
Section 25 of such Article as it applies to a non-member broker or dealer in a foreign country, and (C) may include any of the Underwriters. Such sales shall be made pursuant to Dealer Agreements substantially in the form set forth as Exhibit B hereto.

     (g) To apportion such sales to dealers among the Underwriters as nearly as practicable in the ratio that the Preferred Stock of each Underwriter so reserved bears to the total number of Preferred Stock of all Underwriters so reserved; provided, however, that if such ratio is to be revised by reasons of the release of any of the Preferred Stock for direct sale as hereinafter provided, sales may be apportioned by you from day to day on the basis of the ratio existing at the end of the preceding day.

     (h) To fix the concession to dealers and the reallowance to dealers and, after the initial public offering of the Preferred Stock to make changes in the concession and reallowance.

     (i) At any time with  respect  to unsold  Preferred  Stock  retained  by an
Underwriter: (A) to reserve any such Preferred Stock for sale by the other Underwriter for the account of the Underwriters or (B) to purchase any such Preferred Stock which in the Representative's opinion are needed to enable you to make deliveries for the accounts of the several Underwriters pursuant to this agreement. Such purchases may be made at the public offering price, or at the Underwriters' option, at such price less all or any part of the concession to dealers.

     We understand that you will advise us when the shares of Preferred Stock are released for public offering and of the number of shares of Preferred Stock sold or reserved for sale for our account. We shall retain for direct sale any Preferred Stock purchased by us and not so sold or reserved. Direct sales shall be made in accordance with the terms of offering set forth in the Prospectus. With your consent, we may obtain release from you for

Global Equities
April 28, 1997
5

the direct sale of the Preferred Stock held by you for sale pursuant to subparagraphs (e) and (f) above but not sold and paid for. To the extent Preferred Stock so released had been reserved for sale to dealers, the number of Preferred Stock reserved for our account for sale to dealers shall be correspondingly reduced. We will advise you from time to time, at your request, of the number of Preferred Stock retained by us which remain unsold and of the number of Preferred Stock remaining unsold which were delivered to us pursuant to the last paragraph of this Section 4.

     If, prior to the termination of this agreement, you shall purchase or contract to purchase any of the Preferred Stock sold directly by us, in your discretion you may (i) sell for our account the Preferred Stock so purchased and debit or credit our account for the loss or profit resulting from such sale,
(ii) charge our account with an amount equal to the concession to dealers with respect thereto and credit such amount against the cost thereof or (iii) require us to purchase such Preferred Stock at a price equal to the total cost of such purchase including commissions and transfer taxes on redelivery. Certificates for the Preferred Stock delivered on such repurchase need not be identical to the certificates for the Preferred Stock so purchased by you.

     5. Trading Authorizations. We authorize you, during the term of this agreement in your discretion:

     To make purchases and sales of the Preferred Stock, in the open market or otherwise (in addition to purchases and sales made under the authority of Section 4), either for long or short account, on such terms and at such prices as you may determine.

     All such purchases and sales shall be made for the respective accounts of the several Underwriters as nearly as practicable in their respective underwriting proportions; provided, however, that at no time shall our net commitment resulting from such purchases and sales, either for long or short account, exceed 15% of our original underwriting commitment and provided that in determining our net commitment for short account there shall be subtracted the maximum number of Option Stock (as defined in the Underwriting Agreement) which we are entitled to purchase. We agree to take up at cost on demand any Preferred Stock so purchased for our account and to deliver on demand any Preferred Stock so sold. Without limiting the generality of the foregoing, you may buy or take over for the respective accounts of the several Underwriters, all in the proportion and within the limits set forth, at the price at which reserved, any of the Preferred Stock reserved for sale by you but not sold and paid for, for such purposes as you may determine, including, but not limited to, the covering of short sales.

Global Equities
April 28, 1997
6

     We agree to maintain any records required of us pursuant to Rule 17a-2 under the Preferred Stock Exchange Act of 1934.

     6. Limitation on Transactions by Underwriters. Except as permitted by you, we will not during the term of this agreement bid for, purchase, sell or attempt to induce others to purchase or sell, directly or indirectly, any shares of Preferred Stock other than (i) as provided in the Underwriting Agreement and this agreement, (ii) purchases from or sales to dealers of the Preferred Stock at the public offering price less all or any part of the reallowance to dealers or (iii) purchases or sales by us of any securities as broker on unsolicited orders for the account of others.

     We represent that we have not participated in any transaction prohibited by the preceding paragraph and that we have at all times complied with the provisions of Regulation M of the Commission applicable to this offering.

     We may, with your prior consent, make purchases of the Preferred Stock from and sales to other Underwriters at the public offering price, less all or any part of the concession to dealers.

     We agree not to sell to any account over which we exercise discretionary authority, without the prior written consent of the customer, any of the Preferred Stock which we purchase and which are subject to the terms of this agreement.

     7. Delivery and Payment. At 9:00 A.M., New York time on the Effective Date, we will deliver to you at your office a certified or official bank check, payable in New York Clearing House funds, to the order of Global Equities Group, Inc. or otherwise as you may direct, for either (a) an amount equal to the public offering price less the selling concession in respect of the Preferred Stock to be purchased by us or (b) an amount equal to the public offering price less the selling concession in respect of such of the Preferred Stock to be purchased by us as shall have been retained by or released to us for direct sale, as you shall direct. You shall use such funds to make payment on our behalf to the Company of the purchase price for our portion of the Preferred Stock. Any balance shall be held by you for our account. If you have not received our funds as requested, you may in your discretion make any such payment on our behalf and we will promptly deliver funds to you in the amount so requested. Any such payment by you will not relieve us from any of our obligations under this agreement or under the Underwriting Agreement.

     We authorize you, in carrying out the provisions of this agreement, in your discretion, to arrange loans for our account, to advance your funds for our account, charging current interest rates, and to hold or pledge as security therefor all or any part

Global Equities
April 28, 1997
7

of the Preferred Stock which you may be holding for our account. Any lender is hereby authorized to accept your instructions with respect to such loans, and we authorize you to execute and deliver notes or other instruments in connection therewith.

     You shall promptly remit to us or credit to your account (i) the proceeds of any loan taken down on our behalf and (ii) upon payment to you for any Preferred Stock sold for our account, an amount equal either to the purchase price paid by us or the price received by you therefor, as you may determine.

     We authorize you to take delivery of certificates for the Preferred Stock, registered as you may direct in order to facilitate deliveries, and to deliver any Preferred Stock reserved for us against sales. You will deliver to us certificates for the unreserved Preferred Stock and certificates for the reserved but unsold Preferred Stock as soon as practicable after the termination of the provisions referred to in Section 10.

     Certificates for all other Preferred Stock which you then hold for our account shall be delivered to us upon termination of this agreement, or prior thereto in your discretion, and certificates for any Preferred Stock may at any time be delivered to us for carrying purposes only, subject to redelivery upon demand. If, upon termination of this agreement, an aggregate of not more than 10% of the Preferred Stock remains unsold, you may, in your discretion, sell such Preferred Stock at such prices as you may determine.

     8. Blue Sky Qualification. Upon request, you will inform us as to the jurisdictions in which you have been advised by counsel that the Preferred Stock have been registered or qualified for sale under the respective securities or Blue Sky laws, but you do not assume any responsibility or obligation as to our right to sell the Preferred Stock in any jurisdiction.

     9. Indemnification and Certain Claims. Each Underwriter, including yourselves, agrees to indemnify and hold harmless each of the other Underwriters, and each person, if any, who controls any other Underwriter within the meaning of Section 15 of the Preferred Stock Act of 1933 and to reimburse their expenses, all to the extent, if any, and upon the terms that we agree to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company to reimburse their expenses, as set forth in the Underwriting Agreement.

     We agree that in respect of any matters connected with or action taken by you pursuant to this agreement you shall act only as agent of the Underwriters and you shall be under no liability to us in any such respect or in respect of the form of, or the statements contained in, or the validity of, any preliminary

Global Equities
April 28, 1997
8

prospectus or the Registration Statement or Prospectus, or any amendment or supplement with respect thereto, or for any report or other filing made by you for us on our behalf under this agreement, except for want of good faith and for obligations expressly assumed by you herein and no obligation on you part will be implied or inferred from confirmation or acceptance of this agreement.

     We will pay our proportionate share (based on our underwriting proportion) of (a) all expenses incurred by you in investigating or defending against any claim or proceeding which is asserted or instituted by any party (including any governmental or regulatory body) other than an Underwriter based upon the claim that the Underwriters constitute an association, unincorporated business or other separate entity, or relating to the Registration Statement or Prospectus (or any amendment or supplement thereto) or any preliminary prospectus and (b) any liability incurred by you in respect of any such claim or proceeding, whether such liability shall be the result of a judgment or the result of any settlement agreed to by you, other than any such liability as to which you actually receive indemnity pursuant to the first paragraph of this Section 9 or indemnity or contribution pursuant to Section 8 of the Underwriting Agreement.

     Upon termination of this Agreement, all authorizations, rights and obligations hereunder shall cease except (i) the mutual obligations to settle accounts hereunder, (ii) our obligations to pay any transfer taxes which may be assessed and paid on account of any sales hereunder for our account, (iii) our obligation with respect to purchases which may be made by you from time to time thereafter to cover any short position incurred under this agreement, (iv) our agreements contained in the first and third paragraphs of Section 9 hereof and
(v) the obligations of any defaulting Underwriter, all of which shall continue until fully discharged. If any other Underwriter defaults in its obligations under this agreement we will assume our proportionate share (determined on the basis of the respective underwriting proportions of the non-defaulting Underwriters) of such obligations without relieving the defaulting Underwriter from liability.

     The accounts arising pursuant to this Agreement shall be settled and paid as soon as practicable after termination, except that you may reserve such amount as you deem advisable to cover any additional contingent expenses.

     You are authorized at any time:

     (a) To make partial distributions of credit balances or call for the payment of debit balances.

Global Equities
April 28, 1997
9

     (b) To determine the amounts to be paid to or by us, which determination shall be final and conclusive.

     (c) To charge our account with (i) all transfer taxes on sales made for our account and (ii) our underwriting proportion of all expenses (other than transfer taxes) incurred by you, as Representative of the several Underwriters, in connection with the transactions contemplated by this agreement.

     (d) To maintain any of our funds at any time with your general funds without accountability for interest.

     10. Miscellaneous. Nothing in this agreement shall constitute us partners with you and the obligations of ourselves and you are several and not joint. Each Underwriter elects to be excluded from the application of Subchapter K, Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended. Default by any Underwriter with respect to the Underwriting Agreement shall not release us from any of our obligations thereunder or hereunder.

     Your authority under this agreement and under the Underwriting Agreement may be exercised solely by you.

     Any notice from you to us shall be deemed to have been given if mailed, telegraphed or hand delivered, or telephoned and subsequently confirmed in writing, to our address stated in the Underwriting Agreement which we have furnished to you for transmittal to the Company.

     We confirm that we are a member in good standing of the NASD and that, in making sales of the Preferred Stock, we agree to comply with all applicable rules of the NASD, including, without limitation, the NASD's Interpretation with Respect to Free-Riding and Withholding and Section 24 of Article III of the NASD' Rules of Fair Practice. We also confirm that our commitment to purchase Preferred Stock pursuant to the Underwriting Agreement will not result in a violation of Rule 15c3-1 under the Securities Exchange Act of 1934 or of any similar provisions of any applicable rules of any securities exchange to which we are subject or of any restriction imposed upon us by any such exchange or any governmental authority.

     This agreement shall be governed by and construed in accordance with the laws of the State of New York.

Global Equities
April 28, 1997
10

     This agreement is being executed by us and delivered to you in duplicate.


                                          Very truly yours,

                                          Suncoast Capital Corp.



                                           By____________________________
                                             Authorized Signatory or
                                             Attorney-In-Fact





Confirmed as of the date first above mentioned.

GLOBAL EQUITIES GROUP, INC.
As Lead Managing Underwriter and
the Representative of the Underwriters
   named in Schedule I



By____________________________

Global Equities
April 28, 1997
11

                                   SCHEDULE I



                                                                 Shares of
Underwriters                                                  Preferred Stock


GLOBAL EQUITIES GROUP, INC. . . . . .

Suncoast Capital Corp.

Total . . . . . . . . . . . . . . . .

Exhibit 1.21



                             UNDERWRITING AGREEMENT
                          CLUCKCORP INTERNATIONAL, INC.
                              500,000 Shares of 12%
                     Convertible Redeemable Preferred Stock
             (Liquidation Preference $10.00 per Preferred Security)




                                                                 April ___, 1997

GLOBAL EQUITIES GROUP, INC.
As Representative of the several
  Underwriters named in Schedule 1
5 Hanover Square - 22nd Floor
New York, New York 10004

Dear Sirs:

     CluckCorp International, Inc. a Texas corporation proposes to sell an aggregate of 500,000 shares (the "Firm Stock") of the Company's Series A Redeemable Convertible Preferred Stock par value $1.00 per share (the "Preferred Stock"). In addition, the Company proposes to grant to the Underwriters named in
Schedule 1 hereto (the "Underwriters") an option to purchase up to an additional 75,000 shares of Preferred Stock on the terms and for the purposes set forth in
Section 2 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company by the Underwriters named in Schedule 1 hereto (the "Underwriters") in the amounts set forth opposite their respective names.

     1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

     (a) A registration statement on Form SB-2 (No. 333-21067), and an amendment thereto, with respect to the Stock have (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and a second registration statement on Form SB-2 with respect to the Stock (i) may also be prepared by the Company in conformity with the requirements of the Securities Act and the Rule and Regulations and (ii) if to be so prepared, will be filed with the Commission under the Securities Act pursuant to Rule 462(b) of the Rules and Regulations on the date hereof. Copies of the first such registration statement and the amendment to such registration statement, together with the form of any such second registration statement, have been delivered by the Company to you as the representative (the "Representative") of the Underwriters. As used in this Agreement,

               "Effective  Time"  means  (i)  with  respect  to the  first  such registration statement, the date and the time as of which such registration statement, or the most recent post-effective
               amendment  thereto,   if  any,  was  declared  effective  by  the
               Commission and (ii) with respect to any second registration statement, the date and time as of which such second registration statement is filed with the Commission, and "Effective Times" is the collective reference to both Effective Times; "Effective Date" means (i) with respect to the first such registration statement, the date of the Effective Time of such registration statement and (ii) with respect to any second registration statement, the date of the Effective Time, and "Effective Dates" is collective reference to both Effective Dates; "Preliminary Prospectus" means such prospectus included in any such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the
               Representative   pursuant   to  Rule  424(a)  of  the  Rules  and
               Regulations; "Primary Registration Statement" means the first registration statement referred to in this Section 1(a), as amended as its Effective Time, "Rule 462(b) Registration Statement" means the second registration Statement, if any, referred to in this Section 1(a), as filed with the Commission, and "Registration Statements" means both the Primary Registration Statement and any Rule 462(b) Registration Statement, including in each case all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the Registration Statement pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending these of any Preliminary Prospectus.

     (b) The Primary Registration Statement conforms (and the Rule 462(b) Registration Statement, if any, the Prospectus and any further amendments or supplements to the Registration Statements or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

     (c) The Company and each of its subsidiaries (as defined in Section 15) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and one of the subsidiaries of the Company is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.
               (d) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, and fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. (e) The unissued shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein will be duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof contained in the Prospectus.

     (f) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the company or any of is subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order or, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

     (g) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

     (h) The Company has not sold or issued any shares of Common or Preferred Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A, or Regulations D or S of, the Securities Act.

     (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders, equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

     (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statements or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. (k) Akin, Doherty, Klein & Feuge, P.C. who have certified certain financial statements of the

               Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 7(e) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

     (l) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, rules of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     (m) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to either of the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the either of the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations.

     (n) The warrants (the "Underwriters' Warrants") to be issued to the Representative hereunder will be, when issued, duly and validly authorized and executed by the Company and will constitute valid and binding obligations of the Company, legally enforceable in accordance with their terms, and the Company will have duly authorized, reserved and set aside the shares of its Preferred Stock issuable upon exercise of the Underwriters' Warrants and such stock, when issued and paid for upon exercise of the Underwriters' Warrants in accordance with the provisions thereof, will be duly and validly registered, authorized and issued, fully-paid and non-assessable.

     (o) The Company represents that no person has acted as a finder in connection with the transactions contemplated herein except as set forth in the registration statement. The Company will indemnify the Underwriters with respect to any claim for finder's fees in connection herewith. Except as set forth in the registration statement, the Company further represents that it has no management or financial consulting agreements with any person and that, except as set forth in the Registration statement and in the Prospectus or otherwise disclosed to the Representative in writing prior to the date hereof, no promoter, officer, director, consultant or shareholder of the Company is directly or indirectly, affiliated or associated with an NASD member broker-dealer.

     2. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 500,000 shares of the Firm Stock severally and not jointly, to the several underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from the Company that number of shares of the Firm Stock which represents the same proportion of the number of shares of the Firm Stock to be sold by the Company, as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in Schedule 1 represents of the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to void fractional shares, as the Representative may determine.

     In addition, the Company grants to the Underwriters an option to purchase up to 75,000 shares of Option Stock. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 4 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriters with respect to the Option Stock shall be adjusted by the Representative so that no Underwriter shall be obligated to purchase Option Stock other than 100 share amounts. The price of both the Firm Stock and any Option Stock shall be $9.00 per share which represents the public offering price of $10.00 per share less an underwriting discount of ten percent. All or any portion of such discount may be reallowed by you for sale through licensed securities dealers who are members in good standing of the NASD. Notwithstanding anything contained herein to the contrary, Global individually and not as Representative, may purchase all or any part of the Option Stock and is not obligated to offer the Option Stock to the other Underwriters.

         The Company is not obligated to deliver any of the Stock to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

     3. Offering of Stock by the Underwriters. Upon authorization by the Representative of the release of the Firm

Stock, the several Underwriters proposed to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus; provided, however, that no Stock registered pursuant to the Rule 462(b) Registration Statement, if any, shall be offered prior to the Effective Time thereof.

     4. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the office of counsel for the Representative, Mound, Cotton & Wollan, at One Battery Park Plaza, New York, New York 10004, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representative and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Stock to the Representative for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by bank wire, certified or official bank check or checks payable in New York Clearing House (same-day) funds. In making payment to the Company, the Representative may first deduct all sums due to it for the balance of the non-accountable expense allowance and under the Financial Consulting Agreement entered into between the Company and Representative in November 1996. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is further condition of the obligation of each Underwriter hereunder. On the First Delivery Date, the Company shall deliver in respect of the Firm Stock one certificate evidencing all of the shares of such series of securities being sold on the First Delivery Date registered in the name of _____________________, as nominee for The Depository Trust Company ("DTC"). Interests in the Firm Stock will be represented by book entries on the records of DTC as the Underwriters may request not less than two full business days in advance of the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company and the Selling Stockholders shall make the certificates representing the Firm Stock available for inspection by the Representative in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

     At any time on or before the forty-fifth day after the date of this Agreement the option granted in Section 2 may be exercised by written notice being given to the Company by the Representative. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representative, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

         Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representative and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Representative for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by bank wire, certified or official bank check or checks payable in New York Clearing House (same-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. On the Second Delivery Date, the Company shall deliver in respect of the Option Stock one certificate evidencing all of the shares of such series of securities being sold on the Second Delivery Date registered in the mane of _______________as nominee for DTC. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Representative in New

York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

     (e) At the time of making payment for the Firm stock, the Company also hereby agrees to sell to the Representative Underwriters' Warrants to purchase up to 50,000 shares of Preferred Stock at an aggregate purchase price of $____________. Each Underwriters' Warrant shall entitle the owner thereof to purchase one Preferred Stock of the Company at an exercise price of $12.00. The Preferred Stock shall be similar in all respects to the Preferred Stock sold to the public. Such Underwriters' Warrants are to become exercisable upon the expiration of one year from the Effective Dte, and shall remain exercisable for four years thereafter, such warrants may be transferred only to officers of partners of the Underwriters and selling group members and their officers or partners. The Underwriters' Warrants shall contain such other terms and provisions as may be set forth in agreements with respect thereto (the "Underwriters' Warrants Agreements") executed and delivered by the Company and you simultaneously with the execution and delivery of this Agreement. The Underwriters' Warrant Agreements shall provide that the exercise price and the number and type of securities issuable upon exercise thereof shall be adjusted upon the occurrence of certain events. As provided in the Underwriters' Warrant Agreements, you may designate that the Underwriters' Warrants be issued in varying amounts directly to your bona fide officers and not to you. Such designation will be made by you only if you determine that such issuances would not violate the interpretations of the NASD relating to the review of corporate financing arrangements. The holders of the Underwriters' Warrants will be entitled to the registration rights set forth in the Underwriters' Warrant Agreements.

     5. Further Agreements of the Company. The Company agrees:

     (a) To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representative and to file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than 10:00 A.M., New York City time, the day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statements or to the Prospectus prior to the Second Delivery Date except as permitted herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to either Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospects, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or the Prospectus or for additional information; and, in the event of the issuance of any stock order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

     (b) To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

     (c) To deliver promptly to the Representative in New York City such number of the following documents as the Representative shall request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) (ii) each Preliminary

               Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, of the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the day following the date of such amendment or supplement) prior to the expiration of nine months after the Effective Time of the Primary Registration Statement in connection with the offering or sale of the Stock (or any other securities relating thereto) and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representative and, upon its request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Stock at any time nine months or more after the Effective Time of the Primary Registration Statement upon the request of the Representative but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act;

     (d) To file promptly with the Commission any amendment to the Registration Statements or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

     (e) Prior to filing with the Commission any (i) amendment to either of the Registration Statements or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing:

     (f) As soon as practicable after the Effective Date of the Primary Registration Statement, to make generally available to the Company's security holders and to deliver to the Representative an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

     (g) For a period of five years following the Effective Date of the Primary Registration Statement, to furnish to the Representative copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common or Preferred Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;


     (h) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock;


     (i) For a period of two years from the date of the Prospectus, not to offer for sale, sell or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition or purchase by any person of), directly or indirectly, any shares of Preferred Stock or Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), without the prior written consent of the Representative; and to cause each officer and director of the Company to furnish to the Representative, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each person shall agree not to offer for sale, sell or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition or purchase by any person of), directly or indirectly, any shares of Common Stock for a period of two years from the date of the Prospectus, without the prior written consent of the Representative;

     (j) Prior to filing with the Commission any reports on Form SR pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the Underwriters and receive and consider its comments thereon, and to deliver promptly to the Representative a signed copy of each report on Form SR filed by it with the Commission;

     (k) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus; and

     (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

     (m) For a period of five years from the Effective Date of the Registration Statement, the Representative shall have the right to designate one person as a member to the Board of Directors of the Company, who shall be invited to and have the right to attend every meeting of the Board of Directors together with the right to vote. Such member will be reimbursed for expenses, including travel, and receive compensation in the same amount as any other member of the Board of Directors and will be indemnified by the Company against any claims arising out of his participation at meetings of the Board of Directors. During such period, the Company will hold at least four meetings per year of its Board of Directors.

     (n) Until such time as the securities of the Company are listed on the New York Stock Exchange or the American

                  Stock  Exchange  (not  including The Emerging  Growth  Company
                  List) but in no event more than three years from the Effective Date, the Company shall retain a company reasonably acceptable to the Representative, to prepare a post registration blue sky market survey for the Representative for distribution to market makers. Such survey shall be provided to the Representative monthly with the first survey delivered to it as soon as practicable after the completion of the public offering. The cost of the first year's survey will not exceed $5,000. In lieu of the foregoing, the Company may cause its legal counsel to provide the Representative with a survey to be updated at least monthly.

     (o) The Company will use its best efforts to obtain liability insurance at reasonable costs insuring its directors and officers against any liabilities asserted against them in connection with the preparation for and the closing of the public offering which is the subject of this Agreement and the initial public offering which transpired in July 1996.

     (p) The Company, for a period of at least three years following the public offering, shall retain the services of a financial public relations firm(s) reasonably satisfactory to the Representative, said agreement(s) to commence no later than 90 days after the Closing of the public offering. During this time period, the Company and its officers and directors will not hold discussions with any member of the news media, issue news releases or permit other publicity about the Company concerning financial information or the occurrence of material events without the approval of the Company's counsel and for the period from the date hereof and ending at the end of the period for which a prospectus must be delivered, the Company will obtain the approval of the Underwriters' counsel concerning all of the above matters. During such period, the Company will deliver to the Representative all press releases in advance to your Investment Banking Department (Attention: Thomas McDermott) and once released, final copies of such news releases or other publicity, in any medium, related to the Company will be delivered to you.

         6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statements and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statements as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement;
(e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (f) the costs of delivering and distributing the Custody Agreements and the Powers of Attorney, if any; (g) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (h) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters) (i) the expense of placing one or more "tombstone" advertisements or promotional materials as directed by you (provided, however, that the aggregate amount thereof shall not exceed $20,000) and of offering memorabilia; (j) all costs and expenses associated with due dilligence meetings and presentations (including the payment for road show conference centers). Further, the Company shall be responsible for all legal fees and expenses incurred with regard to the post registration Blue Sky Market Survey and qualification process; and (i) all other costs and expenses incident to the performance of the obligations of the Company.

         In addition, the Company will pay to the Underwriters a non-accountable expense allowance in an amount equal to 3% of the gross proceeds derived from the sale of the Stock, of which $50,000 has been paid and the balance of which shall be payable at the First Delivery Date provided, however, that in the event that no First Delivery Date shall be held, the Company in lieu of such payment shall reimburse the Representative in full (up to a maximum of $90,000) for its reasonable out-of-pocket expense, including, without limitation, its legal fees and disbursements, and the Underwriters shall reimburse the Company if and to the extent that such expenses are less than the $_____________ previously advanced amount with respect to such expenses. The non-accountable expense allowance shall be payable to the Underwriters based on their pro rata participation in the offering which is _________(__%) to Global and __________(__%) to ________.

     7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company its respective obligations hereunder, and to each of the following additional terms and conditions:

     (a) The Rule 462(b) Registration Statement, if any, and the Prospectus shall have been timely filed with the Commission in accordance with
          Section 6(a); no stop order suspending the effectiveness of either of the Registration Statements or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in either of the Registration Statements or the Prospectus or otherwise shall have been complied with.

     (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement either of the Registration Statements or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

     (c)  All  corporate  proceedings  and other legal  matters  incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Powers of Attorney, the Stock, the Registration Statements and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel for the Underwriters and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

     (d) Gary A. Agron, Esq. shall have furnished to the Representative his written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representative, to the effect that:

     (i) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

     (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

     (iii)There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

     (iv) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be
          made  of  such   property  and   buildings  by  the  Company  and  its
          subsidiaries;

     (v) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

     (vi) The Primary Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of either of the Registration Statements has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

     (vii)The Registration Statements, as of their respective Effective Dates, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, make by the Company prior to such Delivery Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

     (viii) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations;

     (ix) This Agreement has been duly authorized, executed and delivered by the Company;

     (x) The issue and sale of the shares of Stock being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby; and

     (xi) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Texas and that such counsel is not admitted in the State of Texas and
(ii) in giving the opinion referred to in Section 9(d)(iv), state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates or officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both the Underwriters and they are justified in relying upon such opinions, abstracts, reports, policies and certificates. Such counsel shall also have furnished to the Representative a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representative, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis (although the Company is also represented by its General Counsel, has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statements, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statements, as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus except for that statements made in the Prospectus under the caption, "Description of Preferred Stock", insofar as such statements relate to the Stock and concern legal matters.

     (e) At the time this Agreement is executed, and on the First and Second Delivery Dates you shall have received letters from Akin, Doherty, Klein & Ferge, P.C. independent public accountants for the Company addressed to you, as Representative of the Underwriters, and dated, respectively, as of the date of this Agreement and as of the First or Second Delivery Date, in form and substance satisfactory to the Representative, to the effect that:

     (i) They are independent public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations of the Commission thereunder;

     (ii) Stating that in their opinion, the financial statements and schedules of the Company included in the Registration Statement and Prospectus and covered by their report therein comply as to form in all material respects with the applicable accounting requirements of the Act and the 1934 Act and the applicable published Rules and Regulations of the Commission issued thereunder;

     (iii)On the basis of the procedures (but not an audit made in accordance with generally accepted auditing standards) (1) consisting of a reading of the latest available interim financial statements of the Company (a copy of which shall be attached to such letter), (2) a reading of the minutes of meetings and consents of the stockholders and the Board of Directors of the Company and the Committees of such boards subsequent to the date of the most recent audited balance sheet of the Company and included in the Registration Statement and the Prospectus, as set forth in the minute books of the Company, (3) inquiries of officers and other employees of the Company responsible for financial and accounting matters of the Company, with respect to transactions and events subsequent to the date of the most recent audited balance sheet of the Company included in the Registration Statement and the Prospectus, and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that (a) the unaudited financial statements and schedules of the Company included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the applicable published Rules and Regulations of the Commission thereunder, or that such unaudited financial statements are not fully presented in accordance with generally accepted accounting principles except to the extent that certain footnote disclosures have been omitted in accordance with applicable rules of the Commission under the Exchange Act applied on a basis substantially consistent with that Statement and the Prospectus; (b) with respect to the period subsequent to the date of the most recent balance sheet of the Company included in the

               Registration Statement and the Prospectus, there were, as of the date of the most recent available monthly financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital or long-term indebtedness of the Company or any decrease in the net current assets or increase in shareholders' deficit of the Company, in each case as compared with the amounts shown in the most recent balance sheet included in the Registration Statement and the Prospectus, except for changes, or decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; or (c) that during the period from the date following the date of the most recent balance sheet of the Company and its subsidiaries included in the Registration Statement and the Prospectus to the Date of the most recent available monthly financial statements of the Company, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter and (d) stating percentages of revenues and earnings, and other financial information pertaining to the Company set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting and financial records of the Company or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you (which procedures do not constitute an audit in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.

     (iv) In addition to the examination referred to in their reports included in the Registration Statement and the Prospectus and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Management-Executive Compensation," "Certain Transactions," "Selected Financial Data," "Dilution," and "Risk Factors, " as well as such other financial information as may be specified by the Representative, and that they have compared such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.

     (f) The Company and the Representative shall be in compliance with an agreement (the "Financial Consulting Agreement") retaining the Representative to act as a management and financial consultant to the Company for a one-year period commencing as of November 1996 at a fee of $12,000 per month.

     (g) The Company shall have furnished to the Representative a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

          (i)  The representations,  warranties and agreements of the Company in
               Section 1 are true and correct as of such Delivery date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(i) have been fulfilled; and

          (ii) They have carefully examined the Registration Statements and the Prospectus and, in their opinion (A) the Registration Statements, as of their respective Effective Dates, and the Prospectus, as of each of the Effective Dates, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date of the Primary Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to either of the Registration Statements or the Prospectus.

               (h) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (i) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States) which has a material and adverse effect on the securities markets generally as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such

                    Delivery Date on the terms and in the manner contemplated in the Prospectus.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

     8. Indemnification and Contribution.

               (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other documents prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the
                    Registration Statements or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by an Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above, and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein; and provided further that the Company shall not be liable in the case of any matter covered by clause (iii) above to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or wilful misconduct. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

               (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or
                    (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

                    (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ counsel to represent jointly the Representative and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 10 if, in the reasonable judgment of the Representative, it is advisable for the Representative and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. Each indemnified party, as a condition of the indemnity agreements contained in Sections 10(a), 10(b) and 10(c), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

               (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect to any loss, claim, damage or liability, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand and the Underwriters on the other from the offering of the Stock or
                    (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) about but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
                    Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this
                    Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

               (f) The Underwriters severally confirm that the statements with respect to the public offering of the Stock set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statements and the Prospectus.

     9. Defaulting Underwriters. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the content requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 11, purchases Firm Stock which a defaulting Underwriter agreed but failed to purchase.

     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the First Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 7(h) or 9(i) shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

         11. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Stock for delivery to the Underwriters for any reason permitted under this Agreement, or (b) the Underwriters shall decline to purchase the Stock for any reasons permitted under this Agreement (including the termination of this Agreement pursuant to Section 10), the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

     12.  Notices,  etc.  All  statements,   requests,  notices  and  agreements
hereunder shall be in writing, and:

     (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Global Equities Group, Inc., Five Hanover Square, New York, New York 10004, Attention: Alexander Shvartz and Thomas McDermott;

     (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Primary Registration Statement, Attention: William Gallager, Chairman and Chief Executive Officer; provided, however, that any notice to an Underwriter pursuant to Section 8(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representative.

     13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Underwriter and the person or persons, if any, who control each Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in
Section 8(c) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to given any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     14. Survival. The respective indemnities, representations, warrants and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the NASDAQ Stock Market is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     17.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for the purpose below.

                                            Very truly yours,

                                            CLUCKCORP INTERNATIONAL, INC.


                                            By_____________________________
                                            President



Accepted:

GLOBAL EQUITIES GROUP, INC.


By_____________________________
  Michael Christ, President

For itself and as Representative
of the several Underwriters named
in Schedule 1 hereto

                                   SCHEDULE 1


                                                             Number of Shares
Underwriters                                                   of Firm Stock

Global Equities Group, Inc.........................................
Co- Manager
Suncoast Capital Corp.

                  Total............................................500,000

EXHIBIT 10.30


                                LEASE AGREEMENT

THE STATE OF TEXAS
                         KNOW ALL MEN BY THESE PRESENTS
COUNTY OF NUECES.

     THIS LEASE AGREEMENT ("Lease") is entered into as of the 18th day of November, 1994, by and between LI CHIN LIU HO and CHI PEN HO (hereinafter referred to as "Landlord") , and CARLETON ASSOCIATES, INC., a Nevada corporation (hereinafter referred to as "Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant desire to enter into a lease agreement regarding the premises (hereinafter referred to as the "Leased Promises") situated in Corpus Christi, Nueces County, Texas, and commonly referred to as 4901 South Padre island Drive, said Leased Premises being more fully described as follows, to-wit:

     TRACT I:

     Lot Nine (9), Block One (1) , MOORE PLAZA, a Subdivision of the City of Corpus Christi, Nueces County, Texas, as shown by the map or plat thereof recorded in volume 55, Page 17, Map Records, Nueces County, Texas, to which reference is here made for all pertinent purposes; together with the building and all other improvements, fixtures and structures located thereon, and all rights, titles and privileges appurtenant thereto.

     TRACT II: Easement

     All rights, title and interest of CC CAPTAIN D'S SOUTH, LIMITED PARTNERSHIP in and to and under the Reciprocal Non-Exclusive Easements created by and more particularly described and defined in that certain estate created by Declaration of Covenants, Conditions, Restrictions and Reciprocal Easements for Moore Plaza, filed for record in the Office of the County Clerk of Nueces County, Texas, on January 6, 1989, under Clerk's File No. 646701, Volume 2141, Page 263, Deed Records of Nueces County, Texas as supplemented by instrument filed November 6, 1991, recorded under Clerk's File No. 779878, Volume 2314, Page 234, Official Records of Real Property, Nueces County, Texas.

     NOW, THEREFORE, for and in consideration of the mutual covenants and conditions contained herein, the parties hereby agree as follows:

                                       I.
                                    LETTING

     1.01. Landlord hereby leases, demises and lets unto Tenant and Tenant leases and takes of and from Landlord the Leased Premises together with all personal property located at the Leased Premises and more fully described on Exhibit A attached hereto and incorporated herein. Landlord warrants to Tenant that Landlord is the owner of the Leased Premises and has full right and authority to enter into this Lease without the necessity of obtaining prior approval by or the joinder of any third party.

                                      II.

                                      TERM

     2.01.  The term of this Lease  shall be for a period of  approximately  ten
(10) years commencing as of November 18, 1994, and terminating at midnight on January 31, 2005, unless said term is extended by exercising the option hereinafter provided for or is sooner ended and terminated in accordance with the provisions hereof. In the event Tenant is not in default at the time, Tenant shall have the option to extend this Lease beyond the original term for two (2) additional terms of five (5) years each. The new rental rate for the renewal terms shall be as described in Article III below. Tenant shall notify Landlord in writing not less than one hundred eighty (180) days before the expiration of the original term or the first renewal term if Tenant intends to exercise either renewal option. Failure to timely give the required notice shall operate to terminate the option.

                                      III.
                          RENTAL AND SECURITY DEPOSIT

     3.01. Tenant shall and hereby agrees to pay Landlord as rent for the Leased Premises during the original ten (10) year term the rental sum of $615,000.00 which shall be payable as follows:

     Rent shall be payable monthly an the first day of each month beginning February 1, 1995 and continuing monthly thereafter until the expiration of the original term. The monthly rental amounts shall be $5,000.00 per month for the first sixty (60) months and $5,250.00 per month for the next sixty
     (60) months of the original term.

     If the first five (5) year renewal term option is exercised, the monthly rental shall be $5,643.75 per month for the sixty (60) month renewal term. If the second five (5) year renewal term option is exercised the monthly rental shall be $6,067.00 per month for the sixty (60) month renewal term.

     All rental sums referenced in this provision are referred to as "Base Rental." Tenant shall pay to Landlord (prior to occupancy) rental for the remainder of the month of January, 1995 (January 18 to January 31) prorated based on the rental sum for a full month and Tenant shall include with such payment partial amount of the next month's rental. No rent shall be charged from November l8, 1994 through January 17, 1995.

     3.02. The payment by Tenant to Landlord of the monthly Base Rental, in the amount and at the times hereinabove provided, may be made by the draft or check of Tenant mailed or delivered to Landlord on or before the due dates thereof, at the following location: 6914 Sir Lancelot Street, Corpus Christi, Texas 78413. Such address may be changed from time to time by Landlord in accordance with paragraph 21.08 below. Prepayments of rent shall be applied to the next monthly rental payment due pursuant to the provisions hereof.

     3.03. Landlord hereby acknowledges receipt of $11,067.00 representing the prorated rent for January 18 through January 31 ($2,166.58) paid in advance, *partial rent for February, 1995 paid in advance, and the balance of $6,067.00 representing Tenant's deposit ("Security Deposit") as security for the full and faithful performance by Tenant of the terms, conditions, and covenants of this Lease which are to be performed and kept by Tenant. Landlord may apply any portion of the Security Deposit as may be necessary to cure an Event of Default (hereinafter defined) by Tenant hereunder, including (but not limited to) the failure of Tenant to pay Rent or any other charges which accrue

*On February 1, 1995, Tenant agrees to pay Landlord $3,099.58, representing the balance of the February rent ($2,166.58) and $933.00 which is consideration for the personal property acquisition in the fifteenth year pursuant to Section 12.02.

in favor of Landlord hereunder. Landlord may apply any portion of the Security Deposit as may be necessary to cure any Event of Default and Landlord shall deliver written notice to Tenant advising the amount and nature of any such application of the Security Deposit. Any remaining balance of the Security Deposit shall not be considered as an advance payment of Rent or a measure of Landlord's damages in case of default by Tenant. Further, all rent due hereunder shall be payable without demand and without set-off or deduction (except as expressly provided to the contrary in this Lease), for any reason whatsoever.

                                      IV.
                                 PROPERTY TAXES

     4.01. Landlord shall be responsible for the payment of all taxes and assessments with respect to all personal property and real property comprising a part of the Leased Premises for calendar year 1994 and prior years.

     4.02. For calendar year 1995 and subsequent years, Tenant shall pay, as they become due, all personal property taxes, general and special assessments which, during the term of this Lease, may be levied against all personal property located at the Leased Premises whether owned by Tenant or Landlord.

     4.03. For calendar year 1995 and subsequent years, Tenant shall pay, as they become due, all real property taxes, general and special assessments which, during the term of this Lease, may be levied against the Leased Premises. Such amounts shall be considered Additional Rental and shall be promptly paid by Tenant prior to delinquency without further demand by Landlord. Landlord agrees to cooperate (without cost or expense to Landlord) with Tenant in any attempts to obtain a reduction in the appraised value for property tax purposes. Promptly following receipt Landlord shall deliver to Tenant all appraisal notices, rendition notices, tax statements and all other notices and correspondence received by Landlord in any manner pertaining to real or personal property taxes or any assessments.

     4.04. Taxes for any partial calendar year during the term of this Lease shall be prorated between Landlord and Tenant.

                                       V.
                          INSURANCE, FIRE AND CASUALTY

     5.01. Tenant shall, at his sole expense, obtain and maintain in full force and effect during this Lease commercial general liability insurance for bodily injury and property damage with Premises-Operations, Independent Contractors and Contractual Liability coverages with a limit of liability of not less than $1,000,000.00 for bodily injury and $500,000.00 for property damage. These required amounts shall automatically be increased every five (5) years hereafter to correspond to the average increase in the Consumer Price Index during that same five (5) year time period. Tenant shall cause Landlord to be named as an additional insured under the liability policies and shall furnish Landlord with the policies or duly executed certificates of all required insurance, together with satisfactory evidence of the payment of the premiums therefor, on the date Tenant first occupies the Premises and, upon renewals of the such policies, not less than fifteen (15) days prior to the expiration of the term of such coverage. All policies obtained pursuant hereto shall be in form and content and written by insurers acceptable to Landlord, which acceptance shall not be unreasonably withheld or delayed, and endorsed to expressly waive the underwriter's and insurance carriers' right of subrogation, if any, against Landlord and/or its insurance carriers. If Tenant shall not comply with all of Tenant's covenants made in this section, Landlord may, at Landlord's option, and upon not less than five (5) days advance written notice to Tenant, cause insurance of any of the types and amounts set out in this section to be issued, and in such event, Tenant agrees to pay Landlord the premium for such insurance within ten
(10) days of Landlord's demand, plus interest at the highest lawful rate for a loan of like amount from the date of payment by Landlord until repaid by Tenant.

     5.02. Tenant agrees at all times at his sole expense to keep all its equipment, merchandise, furniture, fixtures and other property situated with the Leased Premises and all of the personal property described on the attached Exhibit A insured against fire (with extended coverage) and theft to the extent of one hundred percent (100%) of the full insurable value thereof. Such insurance shall be in the form of "all-risk" insurance and shall be carried with companies satisfactory to Landlord and shall be in form satisfactory to Landlord. Tenant shall obtain a written obligation of each insurance company to notify Landlord at least ten (10) days prior to cancellation of such insurance. Such policies or duly executed certificates of insurance shall be delivered to Landlord prior to the commencement of Tenant's occupancy hereunder and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms. The proceeds to Tenant of such insurance shall not be used, except with the written consent of Landlord, for any purpose other than the repair of replacement of equipment, merchandise, furniture, fixtures and other property situated within the Leased Premises.

     5.03. Tenant shall obtain on behalf of Landlord, at the sole expense of Tenant, and shall cause to be maintained upon the improvements to the Leased Premises, fire and extended coverage insurance for not less than one hundred percent (100%) of the Full Insurable Value thereof. The term "Full Insurable Value" shall mean the actual replacement cost as of the date of the loss or liability with respect to building and the cost of landscaping, paving, pipes and drains (to the extent insurable). Tenant shall pay to Landlord upon demand, and as Additional Rental, all of the fire and extended coverage insurance premiums attributable to the Leased Premises unless paid by Tenant direct to the insurer or the insurer's agent. Landlord shall furnish to Tenant a copy of the present casualty insurance policy maintained with respect to the Leased Premises and Tenant may elect to continue this policy in effect to its stated termination date upon reimbursing to Landlord the prorata portion of the unearned premium.

         5.04. Waiver of Right of Subrogation. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waive any and all rights of recovery, claims, actions, or causes of action against the other, its agents, officers and employees for any loss or damage that may occur to the
Leased Premises, the building or any part thereof, or any of the personal property of such parties therein by reason of fire, the elements, or any other cause which is insured against under the terms of the policies of fire and extended coverage insurance carried by either Landlord or Tenant in respect thereof, to the extent, and only to the extent of any proceeds actually received by Landlord and Tenant, respectively, with respect thereto, regardless of its cause or origin, including negligence of either party hereto, its agents, officers, or employees, and each party covenants that no insurer shall hold any right of subrogation against the other. Each party agrees to furnish the other with written waivers of subrogation from their respective insurers, in reasonably satisfactory form, with respect to the other's fire and extended coverage insurance policies. This subrogation applies only to the extent it is permitted by law and the damage is covered by insurance proceeds.

     5.05. Destruction or Leased Premises.

     (1) If the Leased Promises is partially damaged by fire, windstorm, or other casualty during the term of this Lease, Landlord, upon receipt of written notice of such damage from Tenant and upon receipt of insurance proceeds relating to such damage, shall proceed to repair such damage and restore the Leased Premises, excluding all tenant finish installed by Tenant and Tenant property within the Leased Premises, to substantially the same condition as it existed at the time of such damage. Landlord shall not be responsible for any delay which may result from causes beyond Its reasonable control; provided, however, if the damage shall not have been repaired, regardless of the cause of inability to repair, within one hundred eighty (180) days from the date of damage, Tenant shall have the option to terminate this Lease upon written notice to Landlord.

     (2) If the Leased Premises is substantially damaged by fire, windstorm, or other casualty during the Term of this Lease, either Landlord or Tenant shall have the option to terminate this Lease. Such option may be exercised by written notice delivered at any time after the occurrence of such damage and until twenty one (21) days after Tenant has given Landlord written notice of the damage. If neither Landlord nor Tenant elects to terminate the Lease, Landlord shall, commence to repair such damage and restore the Leased Premises, and shall diligently prosecute the repair and restoration until its completion, excluding all Tenant property within the Leased Premises, to substantially the same condition as it existed at the time of such damage. Landlord shall not be responsible for any delay which may result from causes beyond Landlord's reasonable control; provided, however, if such damage shall not have been repaired, regardless of the cause of inability to repair, within two hundred seventy (270) days from the date of damage, Tenant shall have the option to terminate this Lease upon notice to Landlord.

     (3) The terms "substantial damage" and "substantially damaged" shall mean such damage or destruction of the Leased Premises, excluding all Tenant property within the Leased Premises, as would reasonably be expected to require more than one hundred eighty (180) days to repair and/or reconstruct. The terms "partial damage" and "partially damaged" shall mean any condition of damage and/or destruction which does not constitute "substantial damage" or "substantially damaged" within the foregoing definition. Notwithstanding the foregoing, it the Teased Premises is damaged during the last year of the Term of this Lease or Renewal Tern, if any, and it would reasonably be expected to require more than ninety (90) days to repair and/or reconstruct the Leased Premises, excluding all Tenant Finish and Tenant property within the Leased Premises, then such damage shall be deemed to be substantial damage and the Leased Premises substantially damaged.

     (4) In the event of termination of this Lease pursuant to this paragraph, such termination shall be effective as of the date upon which such damage or destruction occurred if business has not been conducted in the Leased Premises after such date. If business has been so conducted, the termination shall be effective as of the date of notice of termination. In the event of either partial damage or substantial damage of the Leased Premises during the Term of this Lease, the Base

          Rent shall be equitably abated or reduced during any period in which such damage or destruction interferes substantially with the operation of the business of the Tenant in the Leased Premises. Such abatement or reduction shall continue for the period commencing with such destruction or damage and ending with completion by Landlord of the repairs and/or reconstruction of the Leased Premises or the termination of the Lease. Nothing herein contained shall be construed to abate Tenant's obligations for the payment of any other additional rents and charges reserved hereunder. Except for the abatement of the rent hereinabove set forth, Tenant shall not be entitled to and hereby waives all claims against Landlord for any compensation or damage for loss of use of the whole or any part of the Leased Premises and/or for any inconvenience or annoyance occasioned by any such damage, destruction, repair or restoration unless the damage was the result of the sole negligence of Landlord or the willful conduct or omission of Landlord.

     5.06. Negligence of Tenant. If the Leased Premises shall be partially or totally damaged by fire or other casualty resulting solely from the fault or negligence of Tenant, or the agents, employees, licensees, contractors, subtenants, or invitees of Tenant, Tenant shall reimburse to Landlord the amount of any deductible Landlord is required to pay pursuant to the terms of Landlord's fire and extended coverage insurance policy.

                                      VI.
                                      USE

     6.01. The Leased Premises shall be used as a restaurant (including the sale of roasted chicken and/or sale of related products as well as all uses incidental thereto including storage) or for any other lawful purpose; provided, however, in no event shall the Leased Premises be used as an oriental food restaurant which shall include a restaurant whose menu consists primarily of Chinese, Filipino, Japanese, Thai, Vietnamese or any other food which originates from an oriental culture. Landlord warrants to Tenant that Tenant's use of the premises, as a restaurant is not prohibited or limited by any zoning, covenants or other restrictions imposed by any law, statute, ordinance, regulation of any governmental authority or any deed or covenant. In the event the use of the premises as a restaurant shall hereafter be prohibited or restricted by any law, ordinance, regulation or order any governmental authority, Tenant shall have the right to terminate this Lease by giving Landlord not less than thirty (30) days notice in writing.

                                      VII.
                           ASSIGNMENT AND SUBLETTING

     7.01. Tenant shall not have the right to assign this Lease except Tenant shall have the absolute right (i) to assign this Lease to corporation, limited liability company or partnership in which Tenant or any officer, director or shareholder of Tenant has an interest, and (ii) to assign or sublease its interest in this Lease to Kenny Rogers Roasters licensee, franchisee or to Roasters Corp. or any subsidiary of Roasters Corp., without Landlord's written approval, written or otherwise; and Tenant shall have the right to sublet the Leased Promises without the prior written consent of Landlord. Tenant shall notify Landlord of any such assignments or subleases. Notwithstanding any such assignment or subletting, Tenant shall remain liable to Landlord for the full term (including any renewals) and consideration of the Lease, except as Tenant may otherwise be released in writing by Landlord.

                                      VIII.
                              COMPLIANCE WITH LAW

     8.01. Tenant shall, at Tenant's sole cost, comply with all of the requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the use of the Leased Premises, and shall faithfully observe in said use all municipal ordinances and state and federal statutes now in force or which may hereafter be in force; provided, however, (i) compliance with all environmental protection laws by Tenant shall be limited to matters directly resulting from Tenant's use of the Leased Premises only, (ii) compliance with the Americans With Disabilities Act (the "ADA") shall be limited to any future changes or revisions to this act or the related regulations which may be applicable to Tenant's use and which does not require any structural changes to the Leased Premises, and (iii) Landlord shall, at Landlord's expense, comply with and fully perform all applicable laws, ordinances, regulations and orders of public authority respecting the structural portions of the building comprising a part of the Leased Premises not resulting from any act of Tenant. Landlord warrants to Tenant that the Leased Premises currently is in compliance with the requirements of the ADA. If any future compliance with the ADA or any other, statute or ordinance requires a reduction of IOW or more in the floor area of the building available for use by Tenant's customers, then Tenant may terminate this Lease.

                                      IX.
                     ALTERATION, ADDITIONS AND IMPROVEMENTS

     9.01. Tenant will make no structural alteration or addition to the Leased Premises without the prior written consent of Landlord. Tenant may make any non-structural alteration, change, improvement, repair, replacement or addition to the Leased Premises desired by Tenant, and may redecorate and repaint both the interior or exterior of the building comprising a part of the Leased Premises including, without limitation, installation of signage, sign pylons and neon lighting as may be desired by Tenant. Tenant may remove its trade fixtures, supplies, movable furniture and equipment not attached to the Building provided
(i) such removal is made prior to the  termination  or  expiration  of the Term;
(ii) Tenant is not then in default in the timely performance of any obligation or covenant under this Lease; and (iii) Tenant promptly repairs all damage caused by such removal. All other property at the Leased Premises and any alteration or addition to the Leased Premises and any other articles attached or affixed to the floor, wall, or ceiling of the Leased Premises is a part of the property of Landlord and shall be surrendered with the Leased Premises as a part thereof at the termination or expiration of this Lease, without payment or compensation therefor. If, however, Landlord so requests in writing, Tenant will, prior to termination or expiration of this Lease, remove any and all alterations, additions, fixtures, equipment and property placed or installed by Tenant or installed by Landlord at Tenant's expense in the Leased Premises and will repair any damage caused by such removal. Tenant agrees that Tenant will not cause or suffer the creation of any mechanic's lien upon the Leased Premises for any labor performed or materials furnished for or on behalf of Tenant and if any such lien claim shall arise due to an act or omission of Tenant, then Tenant shall remove the same at Tenant's expense.

                                       X.
                                  HOLDING OVER

     10.01. Any holding over after the termination of this Lease shall not further renew and extend same but during such holding over period Tenant shall be a tenant for a month-to-month term at 110% of the then current monthly Base Rental.

                                      XI.
                      UTILITIES AND ALLOCATION OF EXPENSES

     11.01. Tenant shall pay promptly all gas, light, power, water, garbage service and telephone utility charges incurred in the use of the Leased Premises and its operations therein. Tenant shall also keep the parking lot area and yard/landscaped areas in a clean condition and free of debris and shall promptly replace with glass of like kind any plate glass or window glass of the Leased Premises which may become cracked or broken.

                                      XII.
                             REPAIRS AND MAINTENANCE

     12.01. Repairs and Maintenance by Landlord.

     (1) Landlord shall repair, replace and maintain in good condition and repair only (i) the roof and (ii) the structural portions of all improvements with respect to the Leased Premises. This Section 12.01 shall not apply in the case of damage or destruction by f ire or other casualty (as to which Section 5.05 shall apply), or damage resulting from an eminent domain taking (as to which Section 14.01 shall apply). In the event Landlord replaces the roof, then Tenant shall reimburse to Landlord an equitable part of the reasonable cost of the new roof with due consideration given for the anticipated life of the new roof and the remaining term of this Lease.

     (2) Landlord shall have the right to enter all parts of the Leased Premises during business hours to inspect the Leased Premises, to show the Leased Premises to prospective purchasers of the Leased Premises or mortgagees thereof, to show the Leased Premises for rent during the last six months to the Term at this Lease, and to conduct any repairs required to be performed by Landlord. In the event any entry by Landlord for repairs substantially interferes with Tenant's use of the Leased Premises, then the Base Rent shall be equitably abated so long as such interference continues.

     12.02. Repairs and Maintenance by Tenant. Tenant shall, at Tenant's cost and normal wear and tear, obsolence and damage from fire, windstorm or other casualty excepted, repair, replace and maintain all parts of the Leased Premises (including Landlord's personal property) which are not the responsibility of Landlord as elsewhere provided in this Lease. If Tenant fails to commence making such repairs, replacements or maintenance promptly following not less than fifteen (15) days written notice from Landlord, then Landlord may, at their option, make such repairs, replacements or maintenance and the cost thereof shall be payable by Tenant on demand as a part of the rent hereunder, and failure of Tenant to pay such costs within ten (10) days shall constitute a failure to pay rent when due and an Event of Default by Tenant hereunder. All personal property shall be kept in good condition and good working order. Any lost, stolen, misplaced or worn out personal property owned by landlord shall be replaced by Tenant or Tenant shall pay to Landlord as Additional Rent, the full replacement value thereof within ten (10) days after demand and if prompt payment is not made, then such action shall be considered an Event of Default. At the and of the fifteenth year of the term of this Lease, all of Landlord's personal property not physically attached or incorporated into the building shall become the sole property of Tenant without any further payment or obligation to Landlord. Further, Tenant shall regularly water and mow the grass areas and shall maintain in a healthy condition all trees, plants and shrubbery located on the Leased Premises.

                                      XII.
                                    DEFAULT

     13.01. The occurrence of any of the following events shall constitute an event of default ("Event of Default"):

     (a) Failure to pay any rent payable under this Lease following not less than tan (10) days written notice from Landlord.

     (b) Delinquency by Tenant in the performance of or compliance with any of the provisions contained in this Lease for a period of thirty (30) days after written notice thereof from Landlord to Tenant, except for any default not susceptible of being cured within such thirty (30) day period, in which event the time permitted to Tenant to cure such default shall be extended for as long as shall be necessary to cure such default, provided, Tenant commences promptly and proceeds diligently to cure such default, and provided further, that such period of time shall not be so extended as to subject Landlord or Tenant to any civil or criminal liabilities.

     (c) Tenant shall become insolvent, shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors.

     (d) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof: or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or such guarantor thereunder.

     13.02. Upon the occurrence of an Event of Default, Landlord's remedies for Tenant's default are to (a) enter and take possession of the Leased Premises, after which Landlord may relet the Leased Premises on behalf of Tenant and receive the rent directly by reason of the reletting (which rent shall be credited in reduction of Tenant's obligations to Landlord) , and Tenant agrees to reimburse Landlord for any expenditures made in order to relet; (b) enter the Leased Premises and perform Tenant's obligations or (c) terminate this Lease by written notice and sue for damages. Upon the occurrence of an Event of Default Landlord may enter and take possession of the Leased Premises by self-help, by picking or changing locks if necessary, and may lack out Tenant or any other person who may be occupying the Leased Premises, until the default is cured, without being liable for damages.

     13.03. No acceptance of rentals by Landlord, nor delay in enforcing any obligation shall be construed as a waiver of any default then or thereafter existing in the performance of any obligation undertaken by Tenant, and no waiver of performance of any obligation shall be construed as a waiver of any default then or thereafter existing in the performance of any other obligation undertaken by a Tenant. No forfeiture of this Lease shall release Tenant from responsibility to Landlord for rentals theretofore due and unpaid, nor from the performance of any of said covenants, agreements or stipulations herein by Tenant undertaken to be kept and performed which are an existing liability at the time of said forfeiture.

     13.04. Any notice of default from Landlord to Tenant shall also be delivered to Roasters Corp. and Roasters Corp. shall have the same opportunity to cure the default as is available to Tenant. In the event Roasters Corp. decides to cure the default, then Roasters Corp., at its option and upon satisfaction of the default, shall be entitled to be subrogated to the position of Tenant and shall thereafter enjoy all of Tenant's rights and privileges hereunder.

     13.05. If Landlord fails to perform any act or obligation required of Landlord within thirty (30) days after written notice of default from Tenant to Landlord (except for any default not susceptible of being cured within such thirty (30) day period, in which event the time permitted to Landlord to cure such default shall be extended for as long as shall be necessary to cure such default, provided Landlord promptly commences and proceed diligently to cure such default, and provided further that such period of time shall not be so extended as to subject Landlord or Tenant to any criminal liabilities), then Tenant shall have the right (but not be obligated) to perform such thing or act at the most reasonable cost possible and to deduct that cost from any rent due under the terms of this Lease.

                                      XIV.
                                 EMINENT DOMAIN

     14.01. If there shall be taken during the term of this Lease or any extension thereof by eminent domain or condemnation proceedings or conveyed by Landlord in lieu of condemnation, all of the Leased Premises or so large a part thereof that the balance cannot be practicably and economically restored or Tenant's use of the Leased Premises is materially impaired, then in any of such events, this Lease shall, upon election of either party exercised by written notice given to the other party within sixty (60) days after the taking of possession by the condemning authority, terminate, if a lesser part of the Leased Premises should be so taken, then Landlord shall restore the premises and the Lease shall continue in effect as to the part of the Leased Premises remaining, provided, however, rent shall be equitably reduced. All funds derived from such condemnation proceedings shall be paid directly to Landlord and Tenant shall not have any right in or to any award to Landlord made by the condemning authority; provided, however, Tenant shall, in any event, be entitled to claim compensation from the condemning authority with respect to the loss of, or damage to, its leasehold interest hereunder and its equipment and other property an the Leased Promises, either by seeking a separate award of compensation or by claiming a share of a single award of compensation to the extent of Tenant's interest.

                                      XV.
                              WAIVER AND INDEMNITY

     15.01. Tenant agrees that Tenant's use and occupancy of the Leased Premises shall be wholly and only at his own risk. By taking possession of the Leased Premises, Tenant accepts such Leased Premises as suitable for the purposes for which same are leased and accepts the building and each and every appurtenance thereof, and waives all defects therein. Tenant will indemnify, defend and bold Landlord harmless from and against all fines, suits, claims, demands, damages, expenses, liabilities and actions, including costs and expenses of defending against such claims (the "Claims") resulting from any breach, violation or non-performance of any covenant or condition hereof or from the use or occupancy of the Leased Premises by Tenant or Tenant's agents, employees, licensees or invitees, provided such Claims did not result from a negligent or wrongful act or omission of Landlord. Landlord shall not be liable to Tenant or Tenant's agents, employees, licensees, or invitees, for any damage to person or property resulting from any act or omission or negligence of Tenant. In addition, Landlord shall have no liability for loss or damage to the fixtures or other personal property of Tenant or the property of those so claiming under Tenant whether occurring by reason of theft, vandalism, fire or other casualty or the bursting, stopping or leaking of water, gas, sewer pipes or otherwise, nor for personal injury or death of any person, except to the extent Landlord has insurance coverage for same as provided herein.

                                      XVI.
                              TENANT'S POSSESSION

     16.01. Subject to the other terms hereof, Landlord agrees that Tenant shall and may quietly and peaceably hold and enjoy possession of the Leased Premises for all of the term of this Lease, and so long as Tenant is not in default in payment of the rental accruing hereunder, Tenant may at any time during the term of this Lease and/or at the end of such term, remove from the Leased Premises all property, fixtures and equipment which has been placed, constructed or erected by Tenant on the Leased Promises. Tenant shall repair any damage caused by the removal of his property so as to leave the Leased Premises in the same condition they were in prior to installation of such property, reasonable wear and tear excepted.

                                     XVII.
                                     SIGNS

     17.01. Subject to the provisions of any applicable ordinance Tenant shall have the right to place signage on the Leased Promises. At the termination of this Lease and any extension thereof, Tenant shall, at his expense, remove all signs owned by Tenant and shall repair any damage and close any holes caused by such removal.

                                     XVIII.
                          CARE OF THE LEASED PREMISES

     18.01. Tenant shall maintain the Leased Promises in a clean, attractive condition, and not commit or allow any waste or damage to be committed on or to any portion of the Leased Premise, and at the expiration or termination of this Lease shall deliver up the Leased Premises to Landlord in as good condition as at date of possession by Tenant, ordinary wear and tear, obsolence and damage from fire, windstorm and other casualty excepted.

                                      XIX.
                                  LATE CHARGES

     19.01. In the event Tenant fails to pay to Landlord within ten (10) days of when due any installment of rental or other sum to be paid to Landlord which may become due hereunder, Landlord will incur additional expenses in an amount not readily ascertainable and which has not been elsewhere provided for between Landlord and Tenant. If Tenant should fail to pay to Landlord within ten (10) days of when due any installment of rental or other sum to be paid hereunder, Tenant will pay Landlord on demand a late charge equal to $150. This provision shall be in addition to all other rights and remedies available to Landlord hereunder or at law or in equity and shall not be construed as liquidated damages or limiting Landlord's remedies in any manner.

                                       XX.
                              LANDLORD'S MORTGAGEE

     20.01. This Lease shall be subordinate to the lien of any bank or institutional mortgage or dead of trust now or hereafter encumbering the Leased Premises provided the holder of the mortgage or deed of trust shall execute and deliver to Tenant a non-disturbance agreement in recordable form and to which Tenant shall have no reasonable objection, which will recognize this Lease and not disturb Tenant's possession of the Leased Premises in the event of foreclosure if Tenant is not then in default.

Tenant agrees, upon receipt of such non-disturbance agreement, to execute such further instrument as may be reasonably requested to subordinate this Lease to the lien of any such mortgage or deed of trust. Specifically, it is recognized that the Leased Premises currently is encumbered by a mortgage or deed of trust and Landlord, within ten (10) days from the effective date of this Lease, shall obtain and furnish to Tenant a non-disturbance agreement executed by the holder of the mortgage or dead of trust In form reasonably acceptable to Tenant, and if Landlord fails to obtain such non-disturbance agreement, then Tenant may terminate this Lease effective ten (103 days from the date of written notice to Landlord unless during the 10-day period the required non-disturbance agreement is delivered to Tenant.

                                      XXI.
                                 MISCELLANEOUS

     21.01. This Lease embodies the entire agreement and understandings between the parties and may not be omitted, waived or discharged except by instruments in writing, executed by the party against whom enforcement of such amendment, waiver or discharge is sought.

     21.02. Time is of the essence of this Lease.

     21.03. The captions of the several paragraphs of this Lease are for reference purposes only and shall not affect the meaning or interpretation of this Lease.

     21.04. This Lease shall be governed by and construed under the laws of the State of Texas.

     21.05. This Lease is being executed in duplicate, each of which shall have the force and effect of an original, but both of which shall constitute but one and the same agreement.

     21.06. This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns.

     21.07. in case any one (1) or more of the provisions contained in this Lease shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions thereof and this Lease shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

     21.08. Any notice required or permitted to be given under this Lease by one party to the other shall be deemed to have been served and given if delivered in person to the address set forth hereafter for the party to whom such notice is given, or placed in the United States Mail, postage prepaid, by registered or certified mail, with return receipt requested, addressed to the party at the address hereinafter specified.



     The address of Landlord for all purposes under this Agreement and for all notices hereunder shall be:

               Li Chin Liu Ho and
               Chi Pen Ho
               6914 Sir Lancelot Street
               Corpus Christi, Texas 78413

     The address of Tenant for all Purposes under this Agreement and for all notice hereunder shall be:

               Carleton Associates, Inc.
               P. 0. Box 80010
               Las Vegas, Nevada 89180-0010

               With copies to:
               Carleton Associates
               G. Payne, President
               PO Box 270177
               Corpus Christi, Texas 78427

               Roasters Corp.
               899 West Cypress Creek Road
               Suite 500
               Ft. Lauderdale, Florida 33309
               Attn: Real Estate Department

     From time to time either party may designate another address for all purposes of this lease by giving the other party written notice of such change of address in accordance with the provisions hereof.

     21.09. In the event either party turns this Lease over to their respective attorneys for the enforcement of the terms hereof, the defaulting party agrees to pay the non-defaulting party's reasonable attorney's fees so incurred upon entry of a judgment therefor by a court of competent jurisdiction.

     21.10. The parties hereto may prefer to record a memorandum of short form of this Lease rather than to record the Lease itself. it is agreed by and between the parties hereto that in such event said memorandum shall be recorded in lieu of recording of this Lease. It is specifically understood and agreed that none of the terms of said memorandum shall be deemed to modify or amend any of the terms of this Lease, nor shall the same be used in any way to explain, modify, amplify or aid in the interpretation, construction or meaning of the specific provisions contained herein.

     21.11. Landlord releases and waives any lien or security interest (statutory or otherwise) against any of Tenant's property.

     21.12. At any time after the first lease year Tenant may elect by written notice to terminate the term of this Lease effective as of the last day of the calendar month stated in the written notice and conditioned upon Tenant paying to Landlord an amount equal to the Base Rent for six (6) months.

      21.13. For a period of thirty (30) days commencing with the date that Tenant enters the Leased Premises and all utilities and equipment have been turned on and operated, Landlord warrants to Tenant that all appliances, equipment, machinery, air conditioning and heating equipment, refrigerators, electrical and lighting fixtures, plumbing fixtures, restroom facilities and utility and sewerage connections to the Leased Premises shall be and remain in good working order and operating condition. If during the 30-day period any of these matters should require repair or replacement, Landlord shall promptly perform such repair or replacement at Landlord's cost and expense.

         21.14. Tenant shall comply with the terms and conditions of the Declaration of Covenants ' Conditions, Restrictions and Reciprocal Easements for Moore Plaza as recorded under Clerk's File No. 646701, Real Property Records of Nueces County, Texas and supplement by instrument recorded under Clerk's File No. 779878, Real Property Records of Nueces County, Texas, which may be applicable to Tenant's use of the Leased Premises.

     21.15. Carter L. Tate, as real estate broker (the "Broker"), has negotiated this lease on behalf of Tenant, and Tenant agrees to pay to Broker a flat fee of Twenty Thousand Dollars ($20,000) payable under the terms contained in a separate document. Payment is to be made in Nueces County, Texas. Both Tenant and Landlord warrant that neither party has had dealings with any other real estate broker or agent in connection with the negotiation of this Lease excepting only Broker and they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. If Tenant during the term of this Lease, or any extension or renewal, purchases the real property herein leased, Landlord agrees to pay Broker, in Nueces County, Texas, a fee of three percent (3%) of the sales price upon closing of the sale of the property.

                                     XXII.
                            PURCHASE REFUSAL OPTION

     22.01. In the event Landlord shall at any time during the term of this Lease negotiate a sale of the Leased Premises or any interest therein to any person or entity other than members of Landlord's immediate family, Landlord shall promptly give to Tenant written notice of the terms of the sale and furnish to Tenant a true and complete copy of the sales contract signed by seller and buyer, and Tenant shall have the option and privilege of purchasing the premises on the same terms. Tenant shall notify Landlord in writing, within fifteen (15) business days after the date an which Landlord delivers notice to Tenant, whether it will purchase the premises for the amount and upon the terms specified in said negotiated sale. In the event Tenant shall not elect within the fifteen (15) day period to exercise this option, Landlord may thereafter sell the premises to the identified buyer upon the stated price and terms subject, however, to the leasehold estate herein granted to Tenant. If for any reason the negotiated sale is not completed according to the stated price and terms, any subsequent sales shall be submitted to Tenant, for acceptance or refusal, upon the same terms and conditions as hereinabove provided.

     22.02. The foregoing Purchase Refusal Option shall available to Tenant only if Tenant is not in default-of any of the conditions of this Lease at the time it desires to exercise the option.

                                        LANDLORD:

11/30/94                                /s/ LI CHIN LIU HO
Date                                    ------------------
                                        LI CHIN LIU HO

                                        /s/ CHI PEN HO
                                        --------------
                                        CHI PEN HO

                                        TENANT:

                                        CARLETON ASSOCIATES, INC.

12/1/94                                 By: /s/ GREGORY PAYNE
Date                                    ---------------------
                                        GREGORY PAYNE (Name)
                                        PRESIDENT (Title)

THE STATE OF TEXAS

COUNTY OF NUECES

     This instrument was acknowledged before me on November 1994, by Li Chin Liu Ho and Chi Pen Ho.

                                             /S/ MARK B. GILBREATH
                                             ---------------------
                                             NOTARY PUBLIC, State of Texas
                                             Mark B. Gilbreath
                                             (Type or Print Name)
                                             June 3, 1996
                                             My commission expires

THE STATE OF FLORIDA

COUNTY OF BRANSON

     This instrument was acknowledged before me on December 1, 1994, by President of Carleton Associates Inc., a Nevada corporation, behalf of the corporation.

                                             /S/ ANGELA CASTIGLIA
                                             NOTARY PUBLIC, State of Florida
                                             ANGELA CASTIGLIA
                                             (Type or Print Name)
                                             March 27, 1997
                                             My commission expires

EXHIBIT 10.32

                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (hereafter referred to as the "Agreement" or "Contract") is entered into as of the 3 day of February, 1997 (the "Effective Date"), between ROASTERS CORP., a Florida corporation, ("seller"), whose address is 899 West Cypress Creek Rd., Suite 500, Ft. Lauderdale, Fla. 33309 and CLUCKCORP INTERNATIONAL, INC., or its assigns ("Buyer"), a Texas corporation, whose address is 1250 N.E. Loop 410, Suite 335, San Antonio, TX 78209.

                                   WITNESSETH:

                                    ARTICLE I

     Section 1.01 Sale of Assets. Seller agrees to sell, and Buyer agrees to buy, upon the terms and conditions and for the consideration herein stated, the following properties and assets of Seller (the "Assets"):

          (a) The leasehold estates, and all rights of the tenant, existing under and by virtue of the Lease Agreements (individually, a "Lease" and collectively, the "Leases") by and between various entities, as Landlord, and Seller, as Tenant, covering certain leasehold premises described therein (the "Leased Premises") in various locations in Florida, Indiana and North Carolina, described in Schedules "A-1" through "A-9" attached hereto and made a part hereof; and

          (b) All right, title and interest of Seller in and to the leasehold improvements (in their present condition) located on the Leased Premises or existing in connection with the Leases; and

          (c) All restaurant equipment, point-of-sale systems (i.e. cash registers and the like), machinery, furnishings, fixtures, and non-food inventories (including without limitation, all pots, pans, utensils, flatware, dishes, glassware, tablecloths and napkins) located on the Lease and the Leased Premises (the "Equipment") substantially in the condition in which they exist on the date hereof, Seller's sign frames, sign structures and poles (but not sign panels).

     Assets shall not include trade names, trademarks, Kenny Rogers Restaurant menus, table advertising placards, insignias, photos and similar point of purchase advertising materials bearing Kenny Rogers Restaurant logos, or franchise rights of Seller or its subsidiaries, their business records, phone listings, business and occupational licenses (other than certificates of occupancy for the particular lease locations being assigned) and the right to use any of the foregoing.

     Section 1.02 Closing. The sale and purchase of the Assets (the "Closing") shall be consummated at the offices of Chicago Title Company (the "Title
Company"), 14607 San Pedro, Suite 100, San Antonio, Texas 78232, on the thirtieth (30th) day after the expiration of Buyer's Feasibility Study Period, or such other date as may be agreed upon by the parties (the "Closing Date").

ASSET PURCHASE AGREEMENT                                                  Page 1

                                   ARTICLE II

     Section 2.01 Consideration. As full consideration for the Assets, Buyer agrees to pay to Seller at Closing the sum of Two Million Three Hundred Forty Three Thousand Two Hundred Nineteen Dollars ($2,343,219.00) (the "Purchase Price"), payable as follows: (a) the assumption and promise to pay by Buyer of not more than $1,343,219.00 in existing indebtedness owing by Seller to third parties as of the date of Closing (comprised of purchase money debt and/or equipment lease/financing obligations described in detail in Schedules B-l through B-9 attached hereto and made a part hereof (the "Assumed Liabilities") and (b) approximately One Million Dollars ($1,000,000.00) in immediately available funds (the "Cash Portion") (such amount to be adjusted upwards to the extent that the Assumed Liabilities owing by Seller at Closing are below the amount set forth in Subparagraph 2.01 (a) above, provided, that in no event shall the Cash Portion of the Purchase Price payable by Buyer be adjusted upwards by more than Fifty Thousand Dollars ($50,000.00), it being agreed that to the extent that the Assumed Liabilities owing by Seller at Closing have been reduced by more than $50,000.00 below the amount stated in subparagraph 2.01 (a) above, the difference shall be evidenced by Buyer's Promissory Note (the "Note") payable to Seller in the amount of such difference, such Note bearing interest at eight percent (8%) per annum, such Note being payable in equal monthly installments of principal and interest amortized over five (5) years), such Cash Portion of the Purchase Price to be wire transferred to the Title Company on the Closing Date. Notwithstanding anything to the contrary set forth above, Buyer shall not assume any liability or contingent liability of Seller unless and only to the extent of the dollar amount of such liability as is reflected in Schedules B-1 through B-9. All liabilities which are not expressly assumed by Buyer are referred to as "Retained Liabilities".

     Section 2.02 Earnest Money. Buyer has previously delivered to Seller's counsel, Charles D. Barnett, a check payable to Chicago Title Company c/o Carol Perry, National Accounts, 14607 San Pedro, Suite 175, San Antonio, Texas 78232 ("Escrow Agent") the sum of $25,000.00 as earnest money to bind this sale (the "Earnest Money"). Upon Closing, the Earnest Money shall be applied to the Purchase Price. Upon signing of the Agreement, the Earnest Money shall be delivered by Seller's counsel to Escrow Agent for deposit in a Federally-insured interest-bearing account, and the interest earned on the deposit shall be credited to Buyer (Federal ID No. 76 0406417).

                                   ARTICLE III

     Section 3.01 Title Insurance. Buyer shall cause the Title Company to deliver to Buyer Commitments for Title Insurance (the "Title Commitments") covering the Leases set forth in Schedules A-1 through A-9, with coverages and amounts determined by Buyer. At or prior to Closing, Seller at its expense (other than the expense for the title premium, which shall be paid by Buyer) shall cause to be satisfied any of the title requirements (the "Title
Requirements") set forth in such Title Commitment so as to enable the Title Company to insure that the applicable landlord is the fee owner and that Buyer is the lessee. Notwithstanding the foregoing provisions of this Section 3.01, if Seller is unable to satisfy the Title Requirements on any Lease as above provided, Buyer may terminate this Agreement on or before Closing Date, and receive a refund of the Earnest Money.

ASSET PURCHASE AGREEMENT                                                  Page 2

     Section 3.02 Leases. Seller at its expense shall use its best efforts to deliver to Buyer at Closing a duly executed counterpart of an Assignment of Lease and Consent of Landlord (a consent from the applicable landlord shall only be required if specifically required by the Lease or by law for the assignment to be effective without creating an event of default thereunder) (an "Assignment and Consent") relating to each of the Leases in form attached hereto as Exhibit "C" plus consents to the assumption by Buyer of the Assumed Liabilities described in Schedules B-1 through B-9 (the "Lender Consents"). If Seller is unable, on or before Closing, to provide an Assignment and Consent with respect to any Lease or Leases, or any of the Lender Consents, Buyer or Seller may terminate this Agreement on or before the Closing Date, and if so, Buyer shall receive a refund of the Earnest Money.

     Section 3.03 WARN Act Notice. Prior to the Closing, Seller shall deliver written notice, conforming to the requirements of this paragraph, to each of its employees who work at Seller's restaurant on the Leasehold Premises or who may otherwise be reasonably expected to experience an employment loss as a result of Seller's cessation of operations in such restaurant (collectively, the "Affected Employees"). The written notice to be delivered to each of such persons (the "WARN Act Notice") shall contain the following provisions: (i) the employment of the Affected Employees shall be terminated on the day preceding the Closing Date and (ii) provisions which would prevent the imposition of any liabilities under
Section 2104(a) of the Worker Adjustment and Retraining Notification Act (the "WARN Act") and the regulations promulgated thereunder. The WARN Act Notice shall also be delivered to each party specified in Sections 2101 and 2102 of the WARN Act.

                                   ARTICLE IV

     Section 4.01 Feasibility. Buyer is granted the right to conduct an engineering and/or market and economic feasibility study (the "Feasibility Study") of all of the Assets, including a physical inspection of all Leases, improvements, fixtures, mechanical equipment and Personal Property. Buyer shall have thirty (30) days from the date of delivery by Seller to Buyer of all of the items described in Section 4.02 below (the "Inspection Period") to perform such study and inspection; and in this regard, Buyer or its designated agents may enter upon the Leased Premises for purposes of such analysis, tests and inspections which may be deemed necessary by Buyer, at times and places reasonably convenient to both Seller and Buyer. If Buyer determines, in Buyer's sole judgment, that any of the Leased Premises and/or the Assets are not suitable for any reason for Buyer's intended use or purpose, then Buyer may, on written notice to Seller on or before the expiration of the Inspection Period, terminate this Agreement and receive a refund of the Earnest Money. If the written notice is not given to Seller within such period, this condition and any and all objections with respect to the Feasibility Study shall be deemed to have been waived by Buyer for all purposes, and Buyer shall be required to deposit an additional Fifty Thousand Dollars ($50,000.00) with the Escrow Agent within five
(5) business days thereafter as additional Earnest Money. In the event this Contract shall not close through no fault of Seller, Buyer shall restore the Leased Premises to their original condition if changed due to the tests and inspections performed by Buyer. Seller acknowledges and agrees that Buyer shall expend substantial sums of money in connection with its investigation of the Leased Premises and that such expenditures shall be deemed as additional consideration for this Contract; provided, that in no event shall Seller have any duty to reimburse Buyer for such sums in the event that this Contract is terminated. Buyer shall further indemnify Seller and hold Seller harmless from and against any and all liability for physical injury to persons or property arising out of the exercise of Buyer's rights under this Section 4.01.

ASSET PURCHASE AGREEMENT                                                  Page 3

     Section 4.02 Documents to be Delivered by Seller. Seller shall deliver to Buyer copies of the following within fifteen (15) days from the Effective Date hereof:

          (1) a current inventory of all Personal Property, certified by Seller as being true and correct as of the date of delivery;

          (2)  the  Leases,  Note(s),  Deed(s)  of Trust,  Security  Agreements,
               Financing   Statements,   Agreements  and  other  loan  documents
               pertaining to the Leases assumed or taken subject to;

          (3) all services, maintenance, management or other contracts and all personal property leases relating to the ownership and operation of the restaurants located on the Leased Premises;

          (4) any and all warranties, guaranties and bonds relating to the Leased Premises, or any part thereof;

          (5) certificates of all fire, hazard, liability and other insurance policies maintained by Seller with regard to the Leased Premises;

          (6) the most recent real estate and personal property tax statements with regard to the Leased Premises;

          (7)  any  and  all  available  site  plans,   surveys,  soil  studies,
               architectural drawings, plans and specifications with respect to the Leased Premises;

          (8) a true and correct statement of all repairs in excess of $1,000.00 for the Leased Premises from January 1, 1996 to December 31, 1996;

          (9)  Copies of all zoning  designations,  grants of zoning  variances, building permits, certificates of occupancy and other governmental licenses or approvals relating to any portion of the Assets in Seller's possession;

          (10) With respect to the Assets, any and all existing environmental studies and reports, and all contracts, reports, reflecting removal of hazardous materials or substances, if any such materials or substances existed;

          (11) If such exist, all notices, citations or other documents evidencing actions, suits or proceedings pending, or threatened or asserted against Seller affecting any portion of the Assets, at law or in equity, before or by any federal, state, county, municipal or other governmental department, commission, board, bureau, agency or instrumentality, whether domestic or foreign.

          (12) If such exist, all notices or other documents evidencing that notice has been received from an insurance company that has issued a policy with respect to any portion of the Assets or from any board of fire underwriters (or other

ASSET PURCHASE AGREEMENT                                                  Page 4
               body exercising similar functions), claiming any defects or deficiencies or requiring the performance of any repairs, replacements, alterations or other work;

          (13) If such exist, all documents or notices indicating that condemnation, assessment or similar proceeding or charge affecting the Assets or a portion thereof is pending or contemplated.

          (14) If such exist, all documents, notices or citations indicating that: violation of zoning, building, fire or similar law, ordinance, code, order, regulation or restriction is claimed by applicable governmental authority under current use of any building or other improvement constituting the Assets;

          (15) If such exist, all notices, citations or other documents claiming or asserting that a default or breach exists under any one or more of the covenants, conditions, restrictions, rights-of-way or easements affecting the Assets or any portion thereof;

          (16) If such exist, all notices, citations or other documents indicating that a fact or condition exists which would result in the termination of the current access from the Assets to any presently existing highways and roads adjoining or situated near the Assets.

          (17) Sales reports for the period from January 1, 1996 through December 31, 1996 for each of the Lease locations;

     Section 4.03 If any one or more of the items described in Section 4.02 do not exist, Seller shall advise Buyer, in writing, to that effect contemporaneous with the delivery of such items which do exist. Buyer shall, upon receipt of the last of the documents referenced in Section 4.02 above, transmit written acknowledgment of receipt of the documents to Seller. The Inspection Period shall be calculated commencing the business day next following transmission of the acknowledgment of receipt.

     Section 4.04 In the event that Closing does not occur, Buyer shall return all documents described in this Article IV to Seller.

                                    ARTICLE V

     Section 5.01 Representations and Warranties of Seller. Seller represents and warrants to Buyer as set forth in the remaining sections of this Article V.

     Section 5.02 Status of Seller. Seller is a corporation duly organized, validly existing and in good standing under the laws of Florida.

     Section 5.03 Authority of Seller. Seller has the requisite corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company, the performance by the Seller of its obligations hereunder and the

ASSET PURCHASE AGREEMENT                                                  Page 5
consummation by the Seller of the transactions contemplated herein have been duly authorized by the board of directors of the Seller, and no other corporate proceedings on the part of the, Seller are necessary to authorize the execution and delivery of this Agreement, the performance by the Seller of its obligations hereunder and the consummation by the Seller of the transactions contemplated hereby. This Agreement and all agreements contemplated hereby have been duly executed and delivered by the Seller and constitute valid and binding obligations of the Seller, enforceable in accordance with their terms.

     Section 5.04 No Impediment to Seller's Performance. Neither the execution nor the performance of this Asset Purchase Agreement by Seller will conflict with or result in any default under or in any violation of any provision of (i) the charter or bylaws of Seller or (ii) any agreement, mortgage or other instrument to which Seller is a party or by which Seller or any of its properties is bound or (iii) any applicable statute, regulation, ordinance, judgment, order or decree to which Seller or any of its properties is subject.

     Section 5.05 Title to Assets. Seller has good and indefeasible title to the Assets, free and clear of liens, security interests and encumbrances, except as set forth in the Title Commitment and for liens to those creditors and in the amounts described in Section 2.01.

     Section 5.06 Debts and Taxes. All debts, obligations, liabilities, taxes and assessments incurred, arising, existing, levied or imposed upon or with respect to the use, occupancy, possession or operation of the Assets at any time prior to the Closing Date have been or will be paid, discharged and satisfied by Seller on or prior to the Closing Date, except as otherwise provided in Section
7.02 relating to the proration of ad valorem taxes.

     Section 5.07 Board Recommendations: Seller Action.

          (a) The board of directors of Seller has by resolutions duly adopted by the requisite vote of the directors acting by unanimous written consent determined that the sale of the Assets to Buyer, as well as the Assignment of the Leases, taken together, in accordance with the terms of this Agreement are fair and in the best interests of the Seller and its stockholders, and has approved and adopted this Agreement, the Sale of the Assets, the Assignment of the Leases and the other transactions contemplated hereby.

          (b) The affirmative vote of stockholders of the Company is not required for approval and adoption of this Agreement and such Assets and Leases do not constitute a substantial portion of the assets of Seller.

     Section 5.08 Legal Proceedings. To the best of Seller's knowledge, there are no suits or proceedings pending or threatened in any court, governmental agency or other tribunal, nor is there any other proceeding or governmental investigation pending or threatened, which relate in any way to the Assets, or which would adversely affect or interfere with the performance of this Asset Purchase Agreement by Seller.

     Section 5.09 No Brokers. Seller has not entered into any agreement or taken any action which would require the payment of a real estate commission or finders fee with respect to this Agreement or the transactions herein contemplated.

ASSET PURCHASE AGREEMENT                                                  Page 6

     Section 5.10 The Leases. The copies of the Leases which have been or shall be delivered by Seller to Buyer are or shall be true and complete. The Leases are in full force and effect and have not been altered, amended, modified or supplemented, except for amendments delivered to Buyer. No default or event of default exists under the, Leases.

     Section 5.11 Financing Statements. Lien Searches. No currently effective financing statement under the Uniform Commercial Code which names Seller as debtor has been filed against the Assets or the Leases in any jurisdiction and Seller has not signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except for those perfecting liens securing those debts as described in Schedules B-1 through B-9, attached hereto and incorporated herein for all purposes. Buyer will order, at its expense, a lien search with respect to the Assets and the Leases in each of the counties where such Assets lie. If such lien search reflects any liens securing debt other than Assumed Liabilities, Buyer shall so inform Seller, and Seller agrees at Closing to extinguish such debt(s) and to exercise reasonable efforts to cause such creditor(s) to release its lien of record. If, notwithstanding Sellers payment of such debt(s), Seller is unable, at or prior to Closing, to cause any and all such liens and encumbrances (except to the extent they secure Assumed Liabilities) to be released of record, Buyer may either accept Seller's indemnification against such lien(s), or terminate this Agreement on or before the Closing Date, and receive a refund of the Earnest Money.

     Section 5.12 Compliance With Laws. Except as may be otherwise expressly stated in the Disclosure Schedule attached hereto as Schedules C-1 through C-9 and made a part hereof, Seller represents, covenants and warrants to Buyer and its legal representatives, successors and assigns, as follows:

     (a) The location and construction, occupancy, operation and use of all improvements now placed, erected, constructed or developed as a portion of the Leased Premises (the "Improvements") do not and will not violate any applicable law, statute, ordinance, rule, regulation, policy, order or determination of any federal, state, local or other governmental authority ("Governmental Authority") or any board of fire underwriters (or other body exercising similar functions), or any restrictive covenant or deed restriction affecting any portion of the Leased Premises, including without limitation, any applicable zoning ordinances and building codes, flood disaster laws and health and environmental laws, rules and regulations (hereinafter collectively called the "Applicable Laws").

     (b) Without in any way limiting the generality of above, to the best of Seller's knowledge neither the Leased Premises nor the Seller are the subject of any pending or, to the best of Seller's knowledge, threatened investigation or inquiry by any Governmental Authority, or are subject to any remedial obligations under any Applicable Laws pertaining to health or the environment ("Applicable Environmental Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), or the Resource Conservation and Recovery Act of 1987, as amended ("RCRA"), and to the best of Seller's knowledge, this representation and warranty would continue to be true and

ASSET PURCHASE AGREEMENT                                                  Page 7
          correct following disclosure to any applicable Governmental Authority of all relevant facts, conditions and circumstances pertaining to the Leased Premises and/or the Seller.

     (c)  [Deleted)

     (d) To the best of Seller's knowledge and belief, Seller has taken all steps necessary to determine and has determined that Seller has properly disposed of all fats, grease, oil, degreasers and cleaning solvents ("Hazards") generated and/or utilized on the Leased Premises

     (e) To the best of Seller's knowledge and belief, there are no on-site or off-site locations where hazardous substances, solid wastes or Hazards from the Leased Premises have been stored, treated, recycled, or disposed of.

     (f) To the best of Seller's knowledge and belief, there has been no litigation brought or threatened nor any settlement reached by or with any parties alleging the presence, disposal, release, or threatened release, of any hazardous substance, solid wastes or Hazards from the use or operation of the Leased Premises.

     (g) To the best of Seller's knowledge and belief the Leased Premises are not on any federal or state "Superfund" list, nor subject to any environmentally related liens.

     (h) Between execution of this Agreement and the Closing, Seller shall not cause any violation of any Applicable Environmental Laws, nor permit any tenant of any portion of the Leased Premises to cause such a violation, nor permit any environmental liens to be placed on any portion of the Leased Premises.

     Section 5.13 At all times from the date of this Agreement to the Closing, Seller shall cause to be maintained in force, fire and extended coverage insurance upon the Assets and public liability insurance with respect to damage or injury to person or property occurring on the Assets in such amounts as are sufficient to afford reasonable insurance protection to the owner of the Assets.

     Section 5.14 At all times from the date of this Agreement to the Closing, Seller shall keep and perform all of the obligations to be performed by the tenant under the Leases including, without limitation, any maintenance of the Assets to be performed by the tenant under such Leases.

     Section 5.15 During the Inspection Period, Seller shall not enter into any new or renewal leases in regards to the Leased Premises without contemporaneously advising Buyer of such act. After the expiration of the Inspection Period, and prior to Closing, Seller shall not enter into any new or renewal leases in regards to the Leased Premises without having received prior written consent from Buyer. Seller shall not enter into any new or renewal service, maintenance, or management agreement in regards to the Leased Premises with respect to all or any portion of the Assets without Buyer's prior written approval.

        Section 5.16 Prior to the Closing, Seller shall manage the Assets in substantially the same manner as they have been managed up to and including the date hereof, Subject, however, to all relevant provisions of this Agreement.

ASSET PURCHASE AGREEMENT                                                  Page 8

     Section 5.17 Prior to the Closing, Seller shall maintain the Assets in good condition and repair, except for normal wear and tear and any casualty or condemnation, and Seller shall not remove any fixtures, equipment, furnishings or other personalty which constitute Assets without replacing them with substantially similar items, nor shall Seller in any manner neglect the Assets.

     Section 5.18 Seller shall cause all trade accounts and costs and expenses of operation and maintenance of the Assets incurred prior to the Closing to be promptly paid when due.

     Section 5.19 From the date of this Agreement until the Closing, Seller, at its sole cost and expense, will make or cause to be made all ordinary repairs and replacements reasonably and customarily required with respect to any portion of the Assets. From the date of this Agreement until the Closing, Seller, at its sole cost and expense, will maintain the Assets, or cause the same to be maintained, in the normal manner.

     Section 5.20 No work will have been performed or will be in progress on any of the Assets, and no materials will have been delivered for use in conjunction therewith that might provide the basis for a mechanic's, materialman's or other lien against the Assets or any portion thereof. There exist no service contracts, management or other agreements applicable to the Assets other than those furnished to Buyer pursuant to Section 4.02.

     Section 5.21 Prior to the Closing, Seller shall not create or voluntarily permit to be created any liens, easements or other conditions affecting any portion of the Assets without the prior written consent of Buyer, which consent shall not be unreasonably withheld.

     Section 5.22 The execution by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby do not, and at the Closing will not, result in a breach of any of the terms or provisions of, or constitute a default or a condition which upon notice or lapse of time or both would ripen into a default under any indenture, agreement, instrument or obligation to which Seller is a party or by which the Assets or any portion thereof is bound; and does not, and at the Closing will not, to the knowledge of Seller, constitute a violation of any order, rule or regulation applicable to Seller or any portion of the Assets of any court or of any federal or state or municipal regulatory body or administrative agency or other governmental body having jurisdiction over Seller or any portion of the Assets.

     Section 5.23 Solvency. That (i) Seller is currently, and will be, able to meet its obligations as they become due; (ii) the value of the assets of Seller is currently, and will be, in excess of its total liabilities; (iii) the transactions contemplated by this Agreement will not result in Seller having unreasonably small capital with which to continue its operations; and (iv) the transactions contemplated by this Agreement will not increase the indebtedness of Seller beyond its ability to pay such debts.

                                   ARTICLE VI

     Section 6.01 Representations and Warranties of Buyer. Buyer represents and warrants to Seller as set forth in the remaining sections of this Article VI.

     Section 6.02 Status of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

ASSET PURCHASE AGREEMENT                                                  Page 9

     Section 6.03 Authority of Buyer. Buyer has good right, power and authority to enter into this Asset Purchase Agreement and to carry out and perform its duties and obligations hereunder. All corporate action on the part of Buyer necessary to authorize the execution, delivery and performance of this Asset Purchase Agreement by Buyer has been duly and legally taken.

     Section 6.04 Legal Proceeding. To the best of Buyer's knowledge, there are no suits or proceedings pending or threatened in any court, governmental agency or other tribunal which would adversely affect or interfere with the performance of this Asset Purchase Agreement by Buyer.

     Section 6.05 No Brokers. Buyer has not entered into any agreement or taken any action which would require the payment of a real estate commission or finder's fee with respect to this Asset Purchase Agreement or the transactions contemplated herein.

     Section 6.06 Seller's Employees. Buyer intends to renovate most of the Leased Premises acquired under this Asset Purchase Agreement and to install additional equipment therein. Thereafter, Buyer intends to open and operate restaurants at such locations under Buyer's trade name. Any and all persons who are currently employed by Seller in connection with the management, operation or maintenance of the Assets shall be terminated by Seller at or prior to Closing insofar as their employment relates to the Assets, and Setter shall indemnify and hold Buyer harmless of and from any and all claims by such employees. Although Buyer may employ some of the qualified former employees of Seller who apply to work for Buyer, Buyer will not be obligated to provide employment for any particular former employee or employees of Seller.

     Section 6.07 Conversion of Leased Premises. Buyer acknowledges that it will, following the Closing date, timely convert the signage on the Leased Premises so that they are not confusingly similar to a Roasters Restaurant.

                                   ARTICLE VII

     Section 7.01 Access and Information. To the extent reasonably required for the purposes hereof, Seller will cause to be furnished to Buyer all such information relating to the Assets as Buyer may reasonably request.

     Section 7.02 Ad Valorem Taxes. At or prior to Closing, Seller shall pay all ad valorem taxes on the Assets for the year 1996 and prior years. Such taxes for the year of Closing shall be prorated at Closing, based upon the number of days in the year of Closing elapsing before and after the Closing.

     Section 7.03 Rents and Charges Under the Leases. All rents and charges of every kind payable by the tenant under the provisions of the Leases which are not yet due and payable as of the Closing Date will be prorated between Seller and Buyer as of such date. Such prorations will reflect appropriate credits to Seller with respect to any such rents or charges prepaid by Seller. As soon as the final accounting of such prorations can be made (on the basis of actual and not estimated charges), Buyer and Seller will determine the net effect of the prorations, and the party obligated to make payment to the other as a result thereof will promptly do so upon demand. Seller agrees to report to the various landlords all sales on the Leased Premises for all periods up to the Closing Date and to make available to Buyer such sales figures for the current lease year.

ASSET PURCHASE AGREEMENT                                                 Page 10

     Section 7.04 Utilities. Seller and Buyer shall cooperate in making arrangements to assure that utility services to the Leased Premises are not interrupted as a result of the change of ownership. It is agreed that utility meters shall be read on the Closing Date, and all utility charges shall be prorated as of the Closing Date. Seller shall be responsible for and shall pay for all utilities used or consumed on the Leased Premises prior to the Closing Date. Seller shall be entitled to receive all refundable utility deposits made by Seller. Buyer shall be responsible for and shall pay for all utilities used or consumed on the Leased Premises on and after the Closing Date.

     Section 7.05 Expenses. At or prior to Closing, Seller shall pay the cost of recording any curative instruments and releases, and any other costs which Seller is expressly obligated to pay hereunder. At Closing, Buyer shall pay the escrow fee, if any, the cost of recording all closing instruments other than curative instruments and releases, the cost of any title insurance policies, and any other costs which Buyer is expressly obligated to pay hereunder. Each party shall pay its own attorneys' fees.

     Section 7.06 Damage or Condemnation Prior to Closing. Notwithstanding anything elsewhere herein contained, if any of the Leased Premises is damaged by fire or other cause (excluding ordinary wear and tear from normal usage) or becomes the subject of a condemnation under right of eminent domain prior to the Closing Date, and if such damage is not fully repaired or restored, or if such condemnation is not abandoned, prior to the Closing Date, Buyer as its sole remedy may either (i) accept title subject to the damage or condemnation and receive an assignment of any insurance proceeds or condemnation award or (ii) terminate this Contract and receive a refund of the Earnest Money.

     Section 7.07 Security Deposits. Any security deposits held by Landlords under the Leases are not included in the Purchase Price. At Closing, Buyer shall pay to Seller the amount of any security deposits as additional consideration and Seller shall assign to Buyer its interest in any security deposits.

     Section 7.08 Transfer Taxes. All sales, transfer or use taxes and/or other fees, including bulk sales taxes which may be imposed or assessed as the result of the transaction effected by this Agreement, except those taxes imposed upon the income of Seller, if any, shall be paid equally by the Buyer and the Seller as soon after the Closing as may be required by taxing authorities pursuant to Federal, state or local laws.

     Section 7.09 Bulk Transfer Laws. The Buyer agrees to waive any formal requirements, if any, of the Bulk Transfer Law of the state in which the Leased Premises or Assets may be located. Seller agrees to hold Buyer harmless and indemnify Buyer against any claims asserted against Buyer due to the operation of the Roasters Restaurant on the Property prior to Closing, or arising under the Bulk Transfer Law of the state in which the Leased Premises or Assets may be located.

                                  ARTICLE VIII

     Section 8.01 Assumption by Buyer. At Closing, Buyer at its expense shall execute and deliver to Seller a separate Assumption Agreement in recordable form by which Buyer assumes the Assumed Liabilities described in Schedules B-1 through B-9 and all obligations of the tenant under each of the Leases arising on and after the Closing Date.

ASSET PURCHASE AGREEMENT                                                 Page 11

     Section 8.02 Bills of Sale. At Closing, Seller at its expense shall execute and deliver to Buyer a separate Bill of Sale in recordable form covering the Equipment on each of the Leased Premises with covenants of general warranty of title, free and clear of liens, security interests and encumbrances.

     Section 8.03 Other Instruments. At Closing, Seller at its expense shall execute and deliver to Buyer such other instruments as Buyer may reasonably request in order to vest Buyer with title to, and to place Buyer in possession of, the Assets, including:

          (i) All keys to all locks and all access codes to all electronic security systems on the Assets in the possession of Seller and copies of any documents in the possession of the Seller which are reasonably necessary for the continued operation of the Assets.

          (ii) To the extent available, original copies of all necessary permits issued by appropriate governmental authorities and utility companies when the Assets were completed, including, but not limited to, certificate(s) of occupancy.

          (iii) To the extent available, all plans, specifications, mechanical, electrical and plumbing layouts, operating manuals, leasing information and similar items in the possession of Seller and utilized in connection with the operation of the Assets.

     Section 8.04 Title Policies. The Title Policies shall be delivered to Buyer as provided in Section 3.01.

     Section 8.05 Removal by Seller. On or prior to the Closing Date, Seller at its expense shall remove from the Lease and the Leased Premises all food inventories. It is agreed that the building sign frames, foundations, pylons and structural components of Seller's free-standing sign structures are not to be removed by Seller and are to remain as part of the Assets.

     Section 8.06 Certificates at Closing. The representations and warranties of Seller in Article V shall be deemed to be made again as of the time of the Closing and shall then be true in all material respects; and Seller at the Closing shall deliver to Buyer a currently-dated certificate to such effect signed by the President or a Vice President of Seller. The representations and warranties of Buyer in Article VI shall be deemed to be made again as of the time of the Closing and shall then be true in all material respects; and Buyer at the Closing shall deliver to Seller a currently-dated certificate to such effect signed by the President or a Vice President of Buyer.

     Section 8.07 Possession. Subject to Seller's obligations regarding operation of the Assets between the date hereof and Closing, Seller shall deliver possession of all of the Assets in their then "as is" condition to Buyer on the Closing Date.

     Section 8.08 Survival. The representations, warranties and covenants of Seller in this Agreement, except as such covenants may be fully performed at or prior to the time of the Closing, shall survive the Closing and shall be fully enforceable at law or in equity against Seller and its successors and assigns. The representations, warranties and covenants of Buyer in this Asset Purchase Agreement, except as such covenants may be fully performed at or prior to the time of the Closing, shall survive the Closing and shall be fully enforceable at law or in equity against Buyer and its successors and assigns by Seller and its successors and assigns.

ASSET PURCHASE AGREEMENT                                                 Page 12

     Section 8.10 Indemnities.

     A. Seller agrees to indemnify Buyer and to hold Buyer harmless from any loss, cost, expense or liability arising out of or in connection with (i) the breach or falsity of any representation or warranty of Seller in this Agreement,
(ii) the use, occupancy, possession or operation of the Assets as currently used at any time prior to the Closing Date, (iii) an indemnifiable claim arising out of any indemnities set out elsewhere in the Agreement, or (iv) the Retained Liabilities. Buyer agrees to indemnify Seller and to hold Seller harmless from any loss, cost, expense or liability arising out of or in connection with (i) the breach or falsity of any representation or warranty of Buyer in this Asset Purchase Agreement, (ii) the use, occupancy, possession or operation of the Assets at any time after the Closing Date, or (iii) a failure by Buyer to pay the Assumed Liabilities. The provisions of this Section shall survive the Closing.

     B. If any action, suit or proceedings shall be commenced against, or any claim or demand be asserted against a party with respect of which the other party proposes to demand indemnification, the recipient of such a demand for indemnification (the "Indemnifying Party") shall, within thirty (30) days after receipt of demand for indemnification have the right to assume the entire control of the defense, compromise or settlement thereof, including the right of the selection of counsel, subject to the right of the other party (the "Notifying Party") to participate and, to the extent the Notifying Party shall wish, to direct the defense at its expense and with counsel of its choice. In connection therewith, the Notifying Party shall cooperate fully in all respects with the Indemnifying Party in any such defense, compromise or settlement, including, without limitation, making available to the Indemnifying Party all pertinent information under the control of Notifying Party. The Indemnifying Party will not compromise or settle any such action, suit, proceeding, claim or demand without the prior written consent of Notifying Party.

                                   ARTICLE IX

     Section 9.01 lndemnity Escrow Fund. In order to secure Seller's obligations described in Section 8.10, Seller shall deposit with Title Company on the Closing Date the amount of Seventy Five Thousand Dollars ($75,000.00) ("Indemnity Fund"). If Seller fails to pay any of its obligations set forth in
Section 8.10. Buyer shall have the right to withdraw from the Indemnity Fund all amounts due and owing from Seller thirty (30) days after Buyer provides written notice to Seller of its intention to do so. Seller shall deliver to the Title Company the appropriate written authorization required to effect the withdrawal by Buyer. After the expiration of one (1) year from Closing Date, any amounts in excess of pending claims by Buyer against the Indemnity Fund shall be released to the Seller. Buyer and Seller agree to execute an Escrow Fund Agreement with the Title Company in form reasonably requested by the Title Company, containing usual and customary indemnities.

                                    ARTICLE X

     Section 10.01 Parties in Interest. This Agreement shall inure to the benefit of and shall be binding upon Seller and Buyer and their respective successors and assigns. Nothing in this Asset Purchase Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies hereunder.

ASSET PURCHASE AGREEMENT                                                 Page 13

     Section 10.02 Entire Agreement. This Agreement, including the exhibits referred to herein, contains the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be amended only by an agreement in writing signed by both parties hereto.

     Section 10.03 Assignment It is expressly understood and agreed that Buyer intends to enter into transactions with area developers to whom Buyer will assign the leases (with no release of liability for Buyer), and which area developers will assume those portions of the Assumed Liabilities relating the Assets utilized in conjunction with the Leases so assumed by such area developers.

     Section 10.04 Headings. The headings and captions used herein are for reference purposes only and are not intended to affect the meaning or interpretation of any of the provisions of this Agreement.

     Section 10.05 Notices. Any notice given with respect to this Agreement to either party shall be in writing and shall be mailed to such party at its address shown above. Notices hereunder shall be deemed to have been received upon deposit of such notice in the U.S. Mails, certified, return receipt requested, properly addressed to recipient at the address shown above

     Section 10.06 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and shall be construed and enforced in accordance with the laws of Texas.

     Section 10.07 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 10.08 Termination. If, as a result of any cause other than Buyer's default hereunder, the transactions contemplated herein are not consummated by March 31, 1997, this Agreement shall automatically terminate, in which event the Earnest Money and the accrued interest thereon shall be delivered promptly to Buyer, and neither party shall have any further obligations hereunder.

     Section 10.09 Remedies Upon Default

     A. Seller's Remedies. If Buyer shall materially default in the performance of its representations, warranties and covenants under this Agreement, and fails to cure such default within ten (10) days after receipt of written notice from Seller, and Seller shall for this reason fail to consummate this Agreement at the Closing Date, and Seller is not then in default of any of its representations, warranties and covenants hereunder, Seller shall then be entitled, as its sole and exclusive remedy, to terminate this Agreement and retain the Earnest Money as liquidated damages, and not as a penalty, it being agreed that the actual amount of damages would be difficult to determine.

ASSET PURCHASE AGREEMENT                                                 Page 14

     B. Buyer's Remedies. If Seller shall materially default in the performance of its representations, warranties and covenants under this Agreement at the Closing Date, and fails to cure such default within ten (10) days after receipt of written notice from Buyer, and Buyer is not then in default of any of its representations, warranties an d covenants hereunder, Buyer shall be entitled at its option:

          (i)  to terminate this Agreement;

          (ii) to require Seller to consummate the Sale in accordance with the terms of this Agreement, if necessary through injunction or other court order or process; and,

          (iii)in addition to the foregoing, to have such other remedies against Seller as shall be available to Buyer elsewhere hereunder and/or under applicable law or equity, including recovery of reasonable attorneys' fees and return of any costs incurred by Buyer in the preparation for consummation of the acquisition contemplated herein.

     Section 10.11 Confidentiality. Buyer acknowledges that Seller is currently in possession of the Leased Premises and the Assets and is operating the properties as Roasters Restaurants. Except to the extent necessary to comply with state or federal securities laws, Seller and Buyer each agrees to not publicize the existence of the terms of this Agreement, and Buyer agrees to first contact Seller should it or anyone on its behalf wish to enter the Leased Premises for any reason prior to Closing.

     Executed in multiple counterparts as of the date first above written.

                                             ROASTERS CORP.


                                             By: /s/ Thomas Metzger
                                             ----------------------
                                             Name: Thomas Metzger
                                             Title: President


                                             CLUCKCORP INTERNATIONAL, INC.


                                             By: /s/ William Gallagher
                                             -------------------------
                                             Name: William Gallagher
                                             Title: Chairman

                            CAUTHORN HALE HORNBERGER
                             FULLER SHEEHAN & BECKER
                                  INCORPORATED
                                ATTORNEYS AT LAW
                         ONE RIVERWALK PLACE, SUITE 620
                           700 NORTH ST, MARY'S STREET             (210)271-1700
                          SAN ANTONIO, TEXAS 78205-3508        FAX (210)271-1740

                                February 6, 1997


Mr. William Gallagher
CluckCorp International, Inc.                HAND DELIVERY
1250 N. E. Loop 410, Suite 335
San Antonio, TX 78209

Dear Bill:

     Attached are four original execution counterparts of the contract with Polio Operations, Inc. for the purchase of the building in Tampa, Florida. Please sign the four originals where indicated, and initial the strikeout of language on Page 3 of the Addendum, and sign on Page 4 of the Addendum, Mike Gulley needs to sign for Hardy & Company on Page 4 of the contract. The four originals should then be forwarded to Mr. Glenn Rozansky at Pollo Operations, Inc., 7300 N. Kendall Drive, Suite 800, Miami, Florida 33516. You should also send along with the contracts and earnest money check in the amount of $25,000.00 payable to Chicago Title Insurance company. Mr. Rozansky will then sign the four originals, and initial the deleted language on Page 3 of the Addendum, and should secure the signatures of the two brokers listed on Page 4 of the contract. Mr. Rozansky should then forward the contracts and the earnest money check to Chicago Title's National Accounts Division in Miami for signature as well. By copy of this letter to Carol Perry in the San Antonio office, I will ask her to coordinate the handling of this matter in accordance with Paragraph 8 of the Addendum.

     Finally, by copy of this letter to Howard Friedberg, I will remind him that we are still awaiting delivery of the Phase I and Phase II Environmental Reports referred to Paragraph 7 of the Addendum. If you or any of the persons receiving copy of this letter have any further questions, please do not hesitate to contact the undersigned.

                                              Very truly yours,

                                              CAUTHORN, HALE, HORNBERGER,
                                              FULLER, SHEEHAN & BECKER, INC.


                                              By: /s/ Douglas W. Becker
                                              -------------------------
                                              Douglas W. Becker

DWB/ldf
34/CO163/012/03.ltr
Enclosures

cc:      Mr. Howard L. Friedberg(w/o enclosure)
         Ms. Carol Perry/(w/enclosure)
         Mr. Mike Gulley/(w/o enclosure)
         Mr. Glen Rozansky/(w/o enclosure)

EXHIBIT 10.33
                         CONTRACT FOR SALE AND PURCHASE
             (Approved by the Dade County Associations of Realtors)
                                                  Date Prepared: January __,1997

PARTIES: CLUCKCORP INTERNATIONAL , INC., a Texas corporation ("Buyer"), and POLLO OPERATIONS, INC., a Florida corporation ("Seller"), hereby agree that Seller shall sell and Buyer shalt buy the following real property ("Real Property") and personal property ("Personally") (collectively, "Property") upon the terms and conditions of this Contract For Sale And Purchase ("Contract"), which includes any Riders attached hereto.

1. DESCRIPTION OF PROPERTY:

     A. TAX FOLIO #: 114319.00 and 114317.00

     B. LEGAL DESCRIPTION OF REAL PROPERTY: SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

     C. STREET ADDRESS: 401 NORTH DALE MABRY City: TAMPA, FLORIDA Zip:

     D. PERSONALTY: SEE EXHIBIT B ATTACHED HERETO AND MADE A PART HEREOF

2. PURCHASE PRICE AND METHOD OF PAYMENT:

     A. PURCHASE PRICE $1,150,000.00

     B. DEPOSIT to be held in escrow by Chicago Title Insurance Company (National Accounts Division - Miami, Florida) ("Escrow Agent")

          1. Initial deposit $25,000.00

          2. Additional deposit due within ____ days after Effective Date $ N/A

          3. Total deposit ("Deposit") $25,000.00

     C. FINANCING as a percentage of the Purchase Price (%) or dollar amount ($) 880,000.00 to be provided by (please check as applicable):

     [ ] 1. New third party conventional mortgage loan

          a. [ ] first or [ ] second mortgage

          b. [ ] fixed rate [ ] adjustable/variable rate [ ] fixed or adjustable/variable rate

          c. Term: years

     [ ] 2. New third party FHA or VA mortgage loan (see FHA/VA Rider)

     [ ] 3. Assumption of existing mortgage(s) (see Financing Rider)

     [x] 4. Seller financing

     [ ] 5. Other:

     D. OTHER TERMS: N/A

     E. BALANCE TO CLOSE, In U.S. Dollars, by received wire transfer, subject to adjustments and prorations.

3. FINANCING:

4. ACCEPTANCE; FACSIMILE; EFFECTIVE DATE: If this offer is not executed by and delivered to all parties on or before ________________ the Deposit will, at Buyer's option, be returned to Buyer and this offer withdrawn. Facsimile copies of this Contract, signed and initialed in counterpart, shalt be considered for all purposes, including delivery, as originals. The "Effective Date" of this Contract will be: (a) the date when the last one of the Buyer and Seller has signed this offer; or (b) if changes in this offer (after signature) have been made and initialed by the parties, the date when the last one of the Buyer and Seller has initiated those changes.

5. DATE AND PLACE OF CLOSING: This transaction shall close on the first business day which is 15 days after expiration of the Inspection Period, unless extended by other provisions of this Contract ("Closing"), at the office of Seller's attorney.

6.   SPECIAL CLAUSES: See Addendum attached hereto and made a part hereof.

7.   RIDERS: (Check applicable Riders which are attached to this Contract):
[ ] 1. Association Rider   [ ] 5. Interest Bearing [ ] 8. Coastal Construction
[ ] 2. FHA/VA Rider               Escrow Rider            Control Line Rider
[ ] 3. Latent Defect Rider [ ] 6. "AS IS" Rider    [ ] 9. Other: Addendum
[ ] 4. Financing Rider     [ ] 7. Misc. Clauses Rider

8. EVIDENCE OF TITLE:

     A. DEFINED: Evidence Of Title shall be defined as:
          a title commitment to be issued by Chicago Title Insurance company or other title insurer acceptable to Seller and Buyer, at Buyer's expense, with fifteen (15) days after the Effective Date. Buyer shall cause its title insurer to omit the "gap" and all "standard" exceptions and requirements, and to the extent of Seller's obligations herein provided, Seller shall reasonably cooperate with the title insurer with respect thereto.

     C. DELIVERY, EXAMINATION:
          Prior to the expiration of the Inspection Period, Buyer shall notify Seller in writing of any title defects, If any title defects render the title unmarketable, Seller shall use diligent effort to cure such defects (excluding the bringing of necessary lawsuits) within 90 days from receipt of such notice. If Seller shall fail to cure such defects within the 90 day period, Buyer shall have the option of: (1) accepting title as it is; or (2) demanding a refund of the Deposit, in which case, the Deposit shall forthwith be returned to Buyer, and Buyer and Seller shall be relieved, as to each other, of all obligations under this Contract. Upon Closing, the Evidence Of Title shall become the property of Buyer.


9. RESTRICTIONS AND EASEMENTS; BUILDING AND ZONING: (A) Buyer shall take title subject to: (1) Zoning restrictions imposed by governmental authority (2) Restrictions and matters appearing on the plan, or otherwise common, to the subdivision; (3) Taxes for year of Closing; (4)Assumed mortgages and purchase money mortgages, if any; (5) Restrictions, utility easements or other matters which do not render the title unmarketable or adversely affect the present use of the Property and (6) Permitted Exceptions.


10. SURVEY: Buyer, within the time allowed for delivery of Evidence Of Title and examination thereof, shall have the Real Property surveyed at Buyer's expense. If the survey shows any encroachment on the Real Property or that the improvements presumed to be located on the Real Property in face encroach on setback lines, easements, or lands of others, or violate any restriction, Contract covenant, or applicable governmental regulation, the same shall be treated as a title defect which renders title unmarketable. The Survey shall also be certified to Seller.

11. INGRESS AND EGRESS: Seller covenants and warrants that there is ingress and egress to the Property over public roads.

12.  (INTENTIONALLY OMITTED)


13. EXISTING MORTGAGES: Seller shall obtain and furnish to Buyer no later than 10 days prior to Closing: (a)an estoppel letter for each existing mortgage containing the necessary data for payoff; and (b) for equity line loans, a written statement from the mortgagee showing that the account has been closed in accordance with mortgagee's requirements to facilitate payoff at Closing. Any prepayment penalties charged by mortgagees shall be paid by Seller.

                                                                        Page 2/4

14. POSSESSION: LEASES: Unless otherwise specified in this Contract: (a) Seller warrants and represents that there are no Parties in possession or with a right to possession of the Property other than Seller: and (b) Seller shall deliver possession of the Property to Buyer at the time of delivery to Seller of the proceeds of the sale in accordance with paragraph 20. If this Contract specifies that there are parties in possession or with a right to possession who shall retain such possession or right to possession after Closing and delivery to Seller of the proceeds of sale, then: (c) Seller shalt, no later than 15 days after Effective Date. furnish to Buyer copies of all written leases and estoppel letters from each tenant specifying the nature and duration of the tenants' occupancy, rental rates, advance rent and security deposits paid by tenant and (d) at Closing: (1) the rent Shall be prorated: (2) any security deposit and advance rent small be paid to Buyer; and (3) all original leases shall be assigned and delivered to Buyer.

15. INSURANCE: The premium on any hazard insurance and flood insurance policies in force covering improvements on the Property shall be on or before Closing.


16. RISK OF LOSS: If the improvements are damaged by fire or other casualty before delivery of the deed and can be restored to substantially the same condition as now existing within a period of 60 days thereafter, Seller may restore the improvements and the Closing shalt be extended accordingly. It Seller fails to so restore the Property. Buyer shall have the option of (a) taking the Property in "as is" condition, together with the insurance proceeds, if any, or (b) cancelling this Contract and the Deposit shall forthwith be returned to Buyer, and Buyer and Seller shall be relieved, as to each other, of all obligations under this Contract. (SEE ADDENDUM)

17. MAINTENANCE: Between the Effective Date and Closing, the Property, including lawn, shrubbery and pool, if any, shall be maintained by Seller substantially in the condition as it exists as of the Effective Date, ordinary wear and tear excepted.

18. ESCROW AGENT: Any escrow agent ("Agent") including the Escrow Agent for the Deposit, receiving funds or equivalent ("Escrow Funds"), is authorized to receive the Escrow Funds, hold the Escrow Funds in escrow, and, subject to clearance, disburse the Escrow Funds according to this Contract. If Agent is in doubt as to Agent's duties or liabilities under this Contract, Agent may, at Agent's option: (a) continue to hold the Escrow Funds until Buyer and Seller mutually agree to its disbursement or until a judgment of a court of competent jurisdiction shall determine the rights of the parties; or (b) place the Escrow Funds into the registry of the circuit court having jurisdiction of the dispute and interplead the parties having an interest in the Escrow Funds. Upon notifying all interested parties of such action, all liability on the part of Agent shall fully terminate, except to the extent of accounting for the Escrow Funds. If Agent is a licensed real estate broker, Agent will comply with the provisions of Chapter 475 F.S.(1991), as amended. Any suit between Buyer and Seller wherein Agent is made a party because of acting as Agent hereunder, or in any suit wherein Agent places the Escrow Funds into the registry of the court and interpleads the interested parties, Agent shall recover reasonable attorney's fees and costs incurred, which fees and costs shalt be paid from and out of the Escrow Funds and charged and awarded as court costs in favor of the prevailing party. All parties agree that Agent shall not be liable to any party or person for misdelivery to Buyer or Seller of the Escrow Funds unless such misdelivery is due to willful breach of this Contract or gross negligence of Agent.


19. CLOSING DOCUMENTS: Seller shall deliver to Buyer at Closing: (a) special warranty, trustee's, personal representative's, or guardian's deed, as appropriate to the status of Seller, free and clear of all reverter clauses and reservations for drainage, phosphate, minerals, metals, petroleum and road rights-of-way, whether in favor of an individual or governmental unit (waiver of right of entry from governmental unit shall be sufficient), but subject to matters contained in Paragraph 9.(A); (b) Bill of sale conveying
     Personalty: (c) affidavit attesting to the absence of liens or potential lienors known to Seller, gap affidavit, and affidavit of possession; (d) IRS form 1099b or such other forms as maybe required by the federal government from time to time; (a) FIRPTA affidavits or exemption certificates as may be required to exempt Seller or any agent from the income tax withholding requirements Buyer shall execute and deliver to Seller the Note, Mortgage, UCCs and Closing Statement.

20.  CLOSING PROCEEDS; ESCROW AND DELIVERY: (INTENTIONALLY OMITTED)

21. EXPENSES: State documentary stamps and surtax on deed and the cost of recording any corrective instruments shall be paid by Seller. Documentary stamps to be affixed to the note secured by the purchase money mortgage, intangible lax on the purchase money mortgage and the cost of recording the deed and purchase money mortgage shall be paid by Buyer.

22. PRORATIONS: All prorations shall be made as of midnight to the day preceding the Closing. Real and personal property taxes shall be prorated based on the current year's tax with due allowance being made for the maximum allowable discount and for homestead or other exemption if allowed for said year. If Closing occurs at a date when the current years assessment is not available, then taxes shall be prorated on the prior year's tax. However, it there are completed improvements on the Property by January 1st of the year of Closing which improvements were not in existence on January 1st of the prior year, then the taxes shalt be prorated based upon the prior year's millage and at are equitable assessment to be agreed upon between the parties. However, any tax proration based on an estimate may at the request of either party be subsequently readjusted upon receipt of the tax bill, and a statement to that effect will be set forth in the closing statement. Waste fees, association fees, expenses and revenues of the Property shall also be prorated.

23. SPECIAL ASSESSMENT LIENS: Certified, confirmed and ratified special assessment liens as of Closing are to be paid by Seller. Pending liens as of closing shall be assumed by Buyer, provided, however, that where the improvement has been substantially completed as of Effective Date, such pending lien shall be considered as certified or ratified and Seller shall, at Closing, be charged an amount equal to the last estimate by the public body of the assessment for the improvement.

24. JOINDER Of SPOUSE: In the event there is failure of a spouse of Buyer or Seller to join in the execution of any documents required by a mortgage lender due to Florida homestead law considerations, whether in the case of a new mortgage or an assumption of an existing loan, such failure shall be deemed a default under this Contract.

25. PERSONS BOUND; GENDER; FLORIDA LAW: The benefits and obligations of this Contract shall enure to and bind the respective heirs, personal representatives, successors and assigns of the parties hereto. Whenever used, free singular shall include the plural, the plural the singular, and the use of any gender shall include all genders. This Contract shall be governed by the law of the State of Florida. Venue shall lie only in Dade County, Florida.

26. DEFAULT: It Buyer fails to perform this Contract within the time specified (including the payment of the Deposit), the Deposit made, or agreed to be made by Buyer, may be retained or recovered by or for the account of Seller as agreed upon liquidated damages as consideration for the execution of this Contract and in full settlement of Seller's claims (except as set forth in Addendum Section 1), whereupon Buyer and Seller shall be relieved, as to each other, of all obligations under this Contract: or Seller, at Seller's option, may proceed in equity to enforce Seller's rights under this Contract. If, for any reason other than failure of Seller to make Seller's title marketable after diligent effort, Seller fails, neglects or refuses to perform this Contract, Buyer may seek specific performance or elect to receive the return of Buyer's Deposit, thereby waiving any action for damages resulting from Seller's breach, Seller shall not be liable for monetary damages.

27. ATTORNEYS' FEES AND COSTS: In connection with any litigation (including all appeals and interpleaders) involving the Seller, Buyer, or Escrow Agent, arising out of this Contract, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorney's fees at trial and appellate levels.

                                                                        Page 3/4

23.  ASSIGNABILITY: SEE ADDENDUM

29.  TIME: Time is of the essence for all provisions of this Contract.

30.  ENTIRE AGREEMENT;  TYPEWRITTEN OR HANDWRITTEN  PROVISIONS:  NOT RECORDABLE:
     This contract, including any exhibits and Riders attached, set forth the entire agreement between Buyer and Seller and contains all of the covenants, promises, agreements, representations, conditions and understandings. Typewritten or handwritten provisions inserted in this Contract or attached hereto as exhibits or Riders shall control all printed provisions in conflict. Neither this Contract, nor any notice of it, shall be recorded in any public records.

31. RADON GAS: Radon is a naturally occurring, radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

32.  (INTENTIONALLY OMITTED)



33. DISCLOSURES: BUYER ACKNOWLEDGES RECEIPT OF THE AGENCY, RADON, COMPENSATION, AND REAL PROPERTY SALES DISCLOSURES BUYER'S INITIALS:


               THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT.
    IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING.

This Form has been approved by and Copyright 1992 by the following Dade County Associations of Realtors: Coral Gables Association of REALTORS, Hialeah-Miami Springs Association, of REALTORS, Homestead South Dade Board of REALTORS Kendall-Parrine Association of REALTORS, Miami Beach Association at REALTORS, and REALTOR Association of Miami, Approval of this form by these organizations does not constitute an opinion that any of the terms and conditions in this Contract form should be accepted by the parties in a particular transaction. Terms and conditions should be negotiated between the parties based upon the respective interests, objectives and bargaining positions of all interested parties.


                                             Date last initialed by Buyer,
                                             if applicable:____________________
BUYER: CLUCKCORP INTERNATIONAL, INC.,        Date Signed by BUYER:_____________
       A Texas corporation
By: /s/ William J. Gallagher   (Seal)        _____________________________(Seal)
----------------------------
William J. Gallagher, Chairman and CEO
Tax ID #:____________________________        Tax ID #:_________________________
Address: Cluckcorp International , Inc. , 1250 NE Loop 410 , Suite 335 , San Antonio TX 73209 Attention: William J. Gallagher

34. BROKERAGE FEE: Seller acknowledges that this Contract has been read in its entirety and agrees to sell the Property for the terms and conditions stated in this Contract, and does hereby approve, ratify and confirm the Contract in all respects. The undersigned Seller acknowledges employment of the Broker(s) named herein as sole, the Seller (or of the Buyer, if so designated) and agrees to pay said Broker(s) five % of the Purchase Price or $57,500.00 for services performed said fee is payable at time of Closing of this transaction. The provisions of this paragraph shall survive the Closing. If Buyer fails to perform and the Deposit is retained, 0% shall be paid Broker, and all shall be paid to seller.

                                             Date last initialed by Seller,
                                             if applicable:____________________
SELLER: POLLO OPERATIONS, INC.,              Date Signed by Seller:____________
        a Florida corporation
_______________________________(Seal)        _____________________________(Seal)
Tax ID #:____________________________        Tax ID #:_________________________

Address: 7300 North Kendall Drive, Suite 800, Miami, Florida 33156.
         Attention G. Rozansky

35. BROKERS: The Broker(s) named below constitute the agent(s) of the Seller (or of the Buyer, if so designated) regarding the safe of the Property, and each Broker hereto will hold the other Broker harmless from any claims for brokerage fees arising from his/her dealings with any Broker not specified herein. By their execution, the Broker(s) agree to the brokerage fee specified herein and to the proportions set out adjacent to their names.

Excess Space Disposition, Inc.       1.5%    Hardy & Company               1.75%
By:_________________________________         Firm name of Selling Broker as
(Authorized Signatory)                       (check one.)
                                             [ ] Cooperating Sub-agent; or
Sevell & Duncan Realty Services, Inc. 1.73%  [X] Buyer's Broker
By:_________________________________         BY: SIGNED
       (Authorized Signatory)                      (Authorized Signatory)

36. DEPOSIT RECEIPT: The Deposit (subject to clearance) was received on January 1997 and shall be held and disbursed according to this Contract by the undersigned Escrow Agent.

Chicago Title Insurance Company         ______________  By:____________________
Firm Name of Escrow Agent                 Telephone      (Authorized Signatory)

                                    ADDENDUM

     Anything contained in that certain Contract for Sale and Purchase (the "Original Contract") by and between POLLO OPERATIONS, INC. ("Seller") and
CLUCKCORP INTERNATIONAL, INC., a Texas corporation ("Buyer"), respecting that certain property having an address of 401 North Dale Mabry, Tampa, Florida (the "Property") , to and of which this Addendum is attached and made a part, the terms, conditions and provisions of this Addendum shall be paramount and controlling.

     1. INSPECTION RIGHTS:

          (A) Rights of Inspection and Termination: During the thirty (30) day period following the Effective Date ("Inspection Period"), Buyer shall have the right, subject to the provisions of this Section 1, to inspect the Property. In the event Buyer, in its sole discretion, shall ascertain that the Property is unsuitable for its intended use as a "Harvest Rotisserie" restaurant, then Buyer shall have the right to terminate this Agreement by delivering written notice to Seller at any time prior to the expiration of the Inspection Period. Upon such termination, the Deposit shall be returned to Buyer, any information compiled by Buyer pertaining to the Property shall be delivered to Seller, and thereafter, the parties hereto shall be relieved of any and all obligations hereunder, except for those arising pursuant to the immediately following paragraph. If Buyer shall fail to terminate this Agreement within the time provided above, time being strictly of the essence, Buyer right of termination as provided in this Section shall be forever waived.

          (B) Insurance: As a condition precedent to Buyer's right to enter upon the Real Property, Buyer shall deliver to Seller an original certificate of insurance, reflecting liability insurance in an amount not less than $1,000,000 per occurrence, and $2,000,000 in the aggregate, showing Seller as a named insured, from a company and upon terms reasonably acceptable to Seller.

          (C) Indemnity: Buyer shall (i) immediately pay or cause to be removed any liens filed against the Property as a result of any actions taken above by or on behalf of Buyer; (ii) immediately repair and restore the Property to its condition existing immediately prior to the conduct of Buyer entry thereon; and (iii) shall indemnify, defend and hold Seller harmless from and against all claims, damages or losses incurred to the Property or anyone on the Property as a result of the actions taken above by Buyer, or any of its agents, representatives or contractors, or any persons performing inspection activities or other activities on its behalf. The terms and provisions of this inspection indemnity shall survive any termination of this Agreement.

     2. PURCHASE MONEY FINANCING: On the Closing Date, the Buyer shall execute and deliver to the Seller that certain (i) promissory note, a copy of which is attached hereto as Exhibit C-1 and made a part hereof (the "Note") , (ii) purchase money mortgage, a copy of which is attached hereto as Exhibit C-2 and made a part hereof (the "Mortgage") , and (iii) UCC-1 financing statements, copies of which are attached hereto as Exhibit C-3(l) and C-3 (2) and made a part hereof (collectively, the "UCCS") . At Closing, Buyer, at its sole cost and expense, shall cause Chicago Title Insurance Company or other title insurer who shall be subject to Seller's approval, to issue a loan title commitment and policy in favor of Seller, in the amount of $1,100,000, which title policy shall
(a) omit the "gap" and all "standard" exceptions, and all requirements, (b) include an ALTA Form 9 endorsement, (c) otherwise be in form and substance satisfactory to Seller. Buyer shall pay any and all costs relating to the Mortgage and UCCS, including without limitation, documentary stamp and intangible taxes.

     3. AS IS DELIVERY/PERMITTED EXCEPTIONS:

          (A) As Is Delivery: At Closing, Buyer shall accept the Property in "AS IS" and "WHERE IS" condition. Buyer further acknowledges that: (i) Seller shall not be required or obligated to undertake any work in respect to the Property; (ii) Seller makes no warranty, express or implied, concerning the fitness of the Property; and (iii) Buyer has not relied in entering into this Agreement on any express representations of Seller, if made, in respect thereto, other than on those representations expressly set forth in this Contract, nor has Buyer limited, nor shall Buyer limit, the scope or extent of its independent investigations of the Property. Except as expressly set forth in this Contract, SELLER HEREBY EXPRESSLY DISCLAIMS

     ANY AND ALL WARRANTIES REGARDING THE PROPERTY, SUCH DISCLAIMER TO INCLUDE WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, AND WARRANTIES OF HABITABILITY AND WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE.

          (B) Permitted Exceptions: Notwithstanding anything contained in this Agreement to the contrary: (a) Seller has delivered to Buyer a copy of seller's existing survey and Seller's existing title insurance policy, together with "hard" copies of all exceptions thereto (collectively, "Seller's Title Information"), and (b) Buyer acknowledges and approves all matters shown thereon (the "Permitted Exceptions"), none of which shall constitute or be raised by Buyer as a title defect. Moreover, Buyer acknowledges the existence of an Agreement Not To Encumber ("First Union Agreement") encumbering the Property in favor of First Union National Bank of Florida, N.A. So long as the First Union Agreement shall be released in conjunction with the Closing, the same shall be a Permitted Exception, and shall not constitute or be raised by Buyer as a title defect.

     4. BROKERAGE: Seller and Buyer each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder in connection with the negotiations of this Agreement and/or the consummation of the purchase and sale contemplated hereby, other than Excess Space Disposition, Inc., Sevell & Duncan Realty Services, Inc. and Hardy &, Company (collectively, "Brokers") , and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with this transaction. Seller and Buyer do each hereby indemnify, defend, protect and hold the other harmless from and against any costs, expense or liability for compensation, commission or charges which may be claimed by any broker, finder or other similar party, other than Brokers, by reason of any actions of the indemnifying party.

     5. SELLER'S DISCLOSURES:

          (A) Delivery: Seller shall use reasonable efforts to make copies of the following information, to the extent the same exists in Seller's corporate offices, and to deliver such copies to Buyer within fifteen (15) days from the Effective Date:

               (1)  warranties, guaranties and bonds relating to the Property;

               (2) the most recent real estate and personal property tax statements with regard to the Property;

               (3)  soil studies with respect to the Property;

               (4) copies of building permit and certificate of occupancy relating to the Property;

               (5) written notices or citations evidencing actions, suits or other legal proceedings pending or threatened against Seller affecting the Property, at law or in equity, before or by any federal, state, county, municipal or other governmental department, commission, board, bureau, agency or instrumentality, whether domestic or foreign;

               (6)  documents   or   written   notices   evidencing   that   any
                    condemnation proceeding affecting the Property is pending or contemplated;

               (7) documents, written notices or citations evidencing that the Property is in violation of any building and zoning law; and

               (8) written notices claiming or asserting that a default or breach exists under any covenants, conditions, restrictions, right-of-way or easement affecting the Property.

          (E) Return of Documents: In the event that Closing does not occur, Buyer shall promptly return to Seller all documents described in Paragraph 5(A) above.

     6. ASSIGNMENT: Buyer shall not be permitted to assign this Contract without Seller's prior written consent. Subject to the conditions provided below in this
Section 6, Seller shall be obligated to consent to an assignment of this Contract, at Closing (and not prior to Closing), to any bona fide franchisee of Buyer who shall have the exclusive right to own and operate a "Harvest Rotisserie" restaurant or restaurants in Hillsborough County, Florida ("Area Developer"). In the event of any such assignment to an Area Developer, as a condition to Seller's obligation to consent thereto, both Cluckcorp International, Inc., a Texas corporation ("Cluckcorp"), and such Area Developer (and any guarantors thereof to Cluckcorp with respect to any such area development agreement or franchise or license agreement) shall (i) execute and deliver the Note, Mortgage and other Loan Documents to Seller (or Cluckcorp shall guarantee all of the same, in form and substance satisfactory to Seller), and (ii) be responsible and liable for any and all obligations of the Buyer hereunder and of the maker/mortgagor under the Loan Documents.

     7. ENVIRONMENTAL INFORMATION: Seller has delivered to Buyer copies of the following reports prepared by Law Engineering and Environmental Services: (i) Phase I Environmental Site Assessment and Asbestos Survey dated May 26, 1994, under Project No. 464-00323.01, and (ii) Report of Phase II Environmental Assessment dated July, 1994, under Project No. 464-00223.02 (collectively, the "Existing Reports"). Buyer, at its expense, shall obtain an "enhanced Phase I" or a Phase II environmental audit report certified to Buyer prior to the expiration of the Inspection Period. Seller represents to Buyer that Seller, at its corporate office, has not received any written notice of violation from any environmental authority with respect to Seller's operation of business upon the Property, nor to Seller's actual knowledge (without inquiry, and based solely upon records contained in Seller' s corporate offices, and excluding any matter disclosed in the Existing Reports), has Seller violated any environmental laws pertaining to its operation of business upon the Real Property during its ownership thereof. By closing this transaction, Buyer acknowledges that, having performed its due diligence with respect to environmental matters, it has not learned of any matter indicating the falsity of Seller's foregoing representations.

          B. CLOSING: The Closing may take place as a "mail away". Buyer has advised Seller that Chicago Title Insurance Company, National Accounts Division (San Antonio, Texas - Carol Perry) shall assist Buyer in connection with the Closing.

     9. RENOVATION PLANS: Buyer shall prepare and deliver to Seller its plans and specifications for Buyer's intended renovations at any time prior to the end of the Inspection Period. Such plans and specifications shall be subject to Seller's approval, not to be unreasonably withheld, and shall be attached to the Mortgage as Exhibit X thereto.

     10. [INTENTIONALLY OMITTED]

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the Effective Date.

WITNESSES:                                 SELLER:
                                           POLLO OPERATIONS, INC., a Florida
                                           corporation
_________________________________
_________________________________          BY:_________________________________

WITNESSES:                                 BUYER:
                                           CLUCKCORP INTERNATIONAL, INC., a
                                           Texas corporation
SIGNED
---------------------------------
SIGNED                                     By: SIGNED
---------------------------------              --------------------------------

                                    EXHIBIT A

                       LEGAL DESCRIPTION OF REAL PROPERTY

PARCEL I:

Lots 22. 23, and 24, CORRECTED MAP OF MIDWEST SUB, according to the map or plat thereof as recorded in Plat Book 24, page 74. of the Public records of Hillsborough County, Florida, less right of way of Dale Mabry.

PARCEL II:

Lots 28 and 29, CORRECTED MAP OF MIDWEST SUB, according to the map or plat thereof as recorded in Plat Book 24, page 74, of the public records of Hillsborough County, Florida.

PARCEL III:

Lots 25, 26, and 27 of CORRECTED MAP OF MIDWEST SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 24, on Page 711, of the public records of Hillsborough County, Florida, less the North 5 feet of said Lots 25, 26, and 27 which were deeded to the City of Tampa in OR Book 3137, page 492; Less that part of said Lot 25 lying in right of way for Dale Mabry Highway and Less that portion of said Lot 25 conveyed to the State of Florida by Dead recorded in OR Book 2806, page 41.

                                    EXHIBIT B

                        DESCRIPTION OF PERSONAL PROPERTY


The personal property to be conveyed hereunder (the "Personal Property") shall include that certain property set forth on the following schedule, and such other equipment and personal property as shall be located in the Real Property as of the Closing. Seller reserves the right to remove any equipment and personal property (other than that set forth on the following schedule as it may elect at any time prior to Closing. All personal property to be conveyed shall be in "AS IS" and "WHERE IS" condition, as of Closing.

EXHIBIT 10.34

                               REAL PROPERTY LEASE

     THIS REAL PROPERTY LEASE ("Lease") is made and entered into as of the latest date of execution by the parties hereto, by and between TOUFIC KHALIFE ("Landlord"), and CLUCKCORP INTERNATIONAL, INC. d/b/a HARVEST ROTISSERIE RESTAURANT ("Tenant"), For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the real property and all improvements thereupon ("Premises"), situated in the City of San Antonio, County of Bexar, and State of Texas, and commonly referred to as 11730 West Avenue, and as more particularly described on the plat of survey attached hereto and made a part hereof as Exhibit "A". Tenant will use the Premises in accordance with the provision regarding Use, below.

2. TRIPLE NET LEASE. This is a triple net Lease. Tenant, in addition to the payment of "Rent" (as hereinafter defined) shall also pay and be responsible for all taxes, insurance, repairs, utilities and maintenance relating to the Premises.

3.  TERM, COMMENCEMENT DATE.

a. Term. The term of this Lease ("Term") shall consist of the "Primary Term" and may include one or more "Option Terms,"

b. Primary Term, The primary term of this Lease  ("Primary  Term") shall be five
(5) years from the "Effective Date" (as hereinafter defined). The Primary Term shall commence on the Effective Date and shall end at 12:01 A.M. on the date which is five (5) years after the Effective Date.

c. Option Terms. The Tenant shall have four (4) rights to extend the Term of this Lease for four (4) separate five (5) year terms ("Option Term(s)"), Each Option Term must be exercised by the Tenant sending written notice of the exercise of this option to the Landlord, not less than sixty (60) days prior to the expiration of the preceding Term. These rights and options are wholly conditioned and contingent upon (i) the Tenant not being in default beyond the applicable cure periods under this Lease upon the exercise of an option, and
(ii) in addition to the condition above, the second, third and fourth Option Terms are each conditioned and contingent upon the exercise of the preceding Option Term.

d. Effective Date. The term "Effective Date" shall mean the date which is thirty
(30) days after the latest date of execution of this Lease by the parties hereto. The term "Lease Year" shall mean any period of twelve (12) calendar months commencing on the Effective Date or an anniversary thereof and ending on the last day of the twelfth (12th) month thereafter,


4. FEASIBILITY PERIOD. In consideration of the sum of One Thousand Dollars $1,000.00) ("Option Fee") paid by Tenant to Landlord upon execution of this Lease, within thirty (30) days after execution of this Lease, Tenant , at Tenant's expense, may complete or cause to be completed inspections of the Premises (including any improvements) by inspectors of Tenant's choice,
Inspections may include, but are not limited to: (i) physical property inspections, (ii) economic feasibility studies; and (iii) any type of environmental assessment or engineering study. If Tenant determines, in Tenant's sole judgment, that the Premises is not suitable for any reason for Tenant's intended use or is not in satisfactory condition, then Tenant may terminate this Lease by providing written notice of termination to Landlord within the time required to complete the inspections, studies or assessments under this Section, and the Option Fee shall be retained by Landlord as independent consideration for Tenant's right to terminate under this Section, Thereafter, neither Tenant nor Landlord will have any further obligations or liabilities under this Lease, In the event Tenant does not elect to terminate this Lease, as provided herein, then within the time period set forth in this Section, Tenant shall notify
Landlord which items of furniture, fixtures and equipment located on the Premises shall not be required for Tenant's use therein. In the event Landlord fails to remove such items from the Premises, within ten (10) days of the date of such notice, Landlord shall be deemed to have abandoned the same, and Tenant may dispose of the same without liability to Landlord or any third party.

5. RENT.

a. Triple Net Expenses. From and after the Effective Date triple net expenses will be payable by Tenant, i.e. taxes, insurance, repairs, utilities and maintenance,

b. Primary Term Rent, During the Primary Term of this Lease, Tenant shall pay to Landlord, as rent ("Rent") for the Premises, the sums set forth below, plus triple net expenses.

     (1) Commencing on the Effective Date, the Tenant shall pay to the Landlord, as Rent, through and including the last day of the third
          (3rd) month after the Effective Date, the net sum of $1,000.00 per month. The parties acknowledge and agree that the Option Fee shall be applied by Landlord to the first month's Rent. If the Effective Date is a day other than the first day of a month, the Rent for the first and last month of this period shall be prorated. In addition, Tenant shall pay all triple net expenses, i.e. taxes, insurance, repairs, utilities and maintenance.

     (2) Commencing on the first day of the first month following the above, the Tenant shall pay to the Landlord, as Rent, through and including the end of the Primary Term, the net sum of $4,000.00 per month. If the Effective Date is a day other than the first day of a month, the Rent for the first and last month of this period shall be prorated. In addition, Tenant shall pay all triple net expenses, i.e. taxes, insurance, repairs, utilities and maintenance.

C. Option Term Rent. During the Option, Terms of this Lease, Tenant shall pay to Landlord, as Rent for the Premises, the sums as set forth below

     (1) During the first Option Term, Tenant shall pay to Landlord, as Rent, the net sum of $4,200.00 per month. In addition, Tenant shall pay all triple net expenses, i.e. taxes, insurance, repairs, utilities and maintenance,

     (2) During the second Option Term, Tenant shall pay to Landlord, as Rent, the net sum of $4,400.00 per month. In addition, Tenant shall pay all triple net expenses, i.e. taxes, insurance, repairs, utilities and maintenance.

     (3) During the third Option Term, Tenant shall pay to Landlord, as Rent, the net sum of $4,600.00 per month. In addition, Tenant shall pay all triple net expenses, i.e. taxes, insurance, repairs, utilities and maintenance.

     (4) During the fourth Option Term, Tenant shall pay to Landlord, as Rent, the net sum of $4,800.00 per month. In addition, Tenant shall pay all triple net expenses, i.e. taxes, insurance, repairs, utilities and maintenance.

d. Option Term Percentage Rent.

     (1) Tenant shall not later than sixty (60) days after the end of each Lease Year or partial Lease Year during any Option Term, deliver to Landlord a statement of Gross Sales (defined below) for such Lease Year or partial Lease Year, the correctness of which is certified to by Tenant or an officer of Tenant, With sixty (60) days after the end of each Lease Year or partial Lease Year during any Option Term, Tenant shall pay Landlord the amount by which four percent (4%) of Tenant's Gross Sales during the Lease Year or partial Lease Year exceeds the minimum monthly Rent (i.e. excluding triple net expenses) for such period.

     (2) Gross Sales Defined. As used herein, Gross Sales means the sale prices of all goods, wares and merchandise sold and the charges for all services performed by Tenant or any other person or entity in, at, or from the Premises for cash, credit or otherwise, without reserve or deduction for uncollected amounts, including but not limited to sales and services (i) where the orders originate in, at or from the Premises, regardless from whence delivery or performance is made, (ii) pursuant to mail, telephone, telegraph or otherwise received or filled at the Premises, (iii) resulting from transactions originating in, at or from the Premises, and deposits not refunded to customers, Excluded from Gross Sales shall be: (1) exchange of merchandise between Tenant's stores made only for the convenient operation of Tenant's business and not to consummate a sale made in, at or from the Premises, (ii) returns to manufacturers, (iii) refunds to customers (but only to the extent included in Gross Sales), (iv) sales of fixtures, machinery and equipment after use in Tenant's business in the Premises, (v) free meals furnished to Tenant's employees, (vi) meals sold to Tenant's employees at discount prices (not to exceed two percent (2%) of annual Gross Sales), (vii) receipts from vending machines utilized solely by Tenant's employees, (viii) any sale of Tenant's assets in connection with a corporate reorganization or the sale of a substantial portion of Tenant's business, (ix) sales or gift certificates (which shall be excluded until redeemed by Tenant at the Premises, at which time the redemption shall be included in Gross Sales), and (x) sales, excise or similar tax imposed by governmental authority and collected from customers and paid out by Tenant, No other taxes shall be deducted from Gross Sales.

e. Payment Date. With the exception of Option Term Percentage Rent, which is payable as set forth above, Rent is payable in advance on or before the first
(1st) day of each and every calendar month, at the address of Landlord set forth herein, without demand In the event Tenant shall fail to pay the Rent, including Option Term Percentage Rent, within five (5) days after the date that such installment is due hereunder, then Tenant shall be liable for, and Landlord may collect, a late charge of five percent (5%) of any such installment of rent due hereunder.

f. Sums Expended. in the event Tenant, at any time, does not strictly comply with all of the terms, covenants and conditions of this Lease, Landlord may, without obligation, but following notice to Tenant, elect to perform on behalf of Tenant. In such event, any amounts expended by Landlord shall be immediately due and payable by Tenant to Landlord as additional Rent hereunder, and in the event of nonpayment thereof, Landlord shall be entitled to exercise all of its remedies for Tenant's failure to pay Rent as set forth herein.

6. RENT AND SECURITY DEPOSITS.

a. Rental Deposit. On the Effective Date, Tenant shall pay to Landlord the sum of $6,000.00 as a prepayment of the fourth (4th) month's Rent and as prepayment of half of the last month's Rent due under the Primary Term, such sum to be held by Landlord without interest. Landlord shall have the right to commingle the sum so deposited with other funds of Landlord. Upon default by Tenant hereunder, Landlord shall have the right, without notice to Tenant, to off-set the sums so deposited against the obligations of Tenant hereunder, and shall off-set such sum against the first and last month's Rent of the Primary Term at the time the same shall be due.

b. Security Deposit. On the Effective Date, Tenant shall pay to Landlord the sum of $2,000.00, as a security deposit (the "Security Deposit") to be held by Landlord without interest. Landlord shall have the right to commingle the sum so deposited with other funds of Landlord. Upon default by Tenant hereunder, Landlord shall have the right, without notice to Tenant, to off-set the sum so deposited against the obligations of Tenant hereunder. The Security Deposit shall remain on deposit with Landlord during the entire Term of this Lease. In the event of an off-set of the Security Deposit upon demand from Landlord, Tenant shall restore the Security Deposit to the original amount thereof,

7. "AS IS" CONDITION OF THE PREMISES. Tenant agrees that it has examined and knows the condition of the Premises and every part thereof and improvements thereon, and that no statements or representations as to the condition or repair of the Premises have been made by or for Landlord prior to or contemporaneously with the execution of this Lease, TENANT ACCEPTS THE PREMISES AND IMPROVEMENTS THEREON IN AN "AS IS, WHERE IS CONDITION", with defects, if any.

8. QUIET ENJOYMENT. Landlord agrees that if Tenant is not in default hereunder, Tenant's quiet and peaceable enjoyment of the Premises during the Term of this Lease shall not be disturbed by Landlord.

9. USE. Tenant shall use and occupy the Premises for the operation of a fast food restaurant and for no other purpose without first obtaining Landlord 's written consent, which consent shall not be unreasonably withheld.

10. LAWS AND STANDARDS. Tenant shall promptly comply with all laws, ordinances, rules and regulations of all Federal, state, county and municipal governments now in force or that may be enacted hereafter, with all directions, rules and regulations of the fire marshal, health officer, building inspector or other proper officers of the governmental agencies having jurisdiction and with such standards established from time to time by the National Board of Fire Underwriters of the National Fire Protective Association, or any similar bodies which are applicable to Tenant's use and occupancy of the Premises.

11. UTILITIES AND OTHER COSTS. Tenant shall pay for all water, fuel, light, power, heat, telephone, sewer and rubbish services or other utility services supplied to the Premises, as well as all other similar costs and expenses which are customarily paid by tenants under triple net leases. Landlord shall not be liable to Tenant if said utilities or services are interrupted or terminated because of necessary repairs, installations, improvements or any cause beyond Landlord's control; provided however, in the event the interruption is caused by Landlord's negligence, willful act or omission and Tenant is unable to operate its business, then there shall be an abatement of all rental obligations hereunder during such time period.

12, REPAIR AND MAINTENANCE. Landlord shall have no obligation, express or implied, for repair and maintenance. Tenant shall keep and maintain the Premises in a clean and sanitary order and in good condition and repair, Tenant shall make such structural and nonstructural repairs and replacements to the Premises as may from time to time be necessary or required for the proper use thereof. The parties agree that any repairs, whether considered maintenance or permanent improvements, shall be the exclusive responsibility of Tenant.

13. ALTERATIONS; SIGNS.

a. Tenant shall have the right to make structural and nonstructural changes or alterations to the building or improvements on the Premises. Prior to the commencement of any construction for alterations, Tenant shall furnish to Landlord, for its approval, which shall not be unreasonably withheld or delayed, plans and specifications for such alterations, In the event Landlord fails to approve or disapprove, as the case may be, such plans within five (5) days from the date of submission to Landlord, then Landlord shall be deemed to have approved the same.

b. Tenant shall have the right, at Tenant's sole cost, to erect, install, maintain, and operate on the Premises such equipment, trade and business fixtures, and signs as Tenant may deem advisable for the operation of Tenant's business. Such items shall not be deemed to be part of the Premises, but shall remain the property of Tenant. All such installations shall be effected in compliance with applicable governmental laws, ordinances and regulations. At any time during the term of this Lease, Tenant shall have the right to remove its equipment, trade or business fixtures signs and other personal property from the Premises provided that (i) Tenant is not then in default, and (ii) Tenant shall repair any damage to the improvements and building of the Premises resulting from such removal.

14. LIABILITY INSURANCE.

a. Commencing on the Effective Date, Tenant will procure, maintain and keep in force, comprehensive general liability insurance for claims for bodily injury, death or property damage, occurring in or about the Premises, with a limit of one million ($1,000,000,00) each occurrence for bodily injury or death to any one person, or property damage with a general policy aggregate of $1,000,000.00. Landlord shall be named as an additional insured. Tenant shall (provide certificates of such insurance to Landlord on or prior to the Effective Date.

b. If Tenant shall not provide evidence of insurance, Landlord may, at its option, cause such insurance to be issued, and Tenant shall pay the premiums for such insurance, which shall be deemed additional Rent, promptly upon demand by Landlord.

15. FIRE/EXTENDED COVERAGE INSURANCE.

a. Commencing on the Effective Date. Tenant shall procure, at its expense, a standard form policy or policies of insurance providing coverage against loss by fire, extended coverage, vandalism and malicious mischief insurance on the building and other improvements constructed upon the Premises in an amount equal to the greater of (a) eighty percent (80%) of the full replacement value of the building (exclusive of foundations) and improvements', or (b) One Hundred Fifty Thousand Dollars ($150,000.00). Landlord shall be named as an additional insured. Tenant shall provide certificates of such insurance to Landlord on or prior to the Effective Date .

b. If Tenant shall not provide evidence of insurance, Landlord may, at its option, cause such insurance to be issued, and Tenant shall pay the premiums for such insurance, which shall be deemed additional Rent, promptly upon demand by Landlord.

c. If the building or other improvements shall be damaged or destroyed during the Term by fire or other casualty, Tenant shall have the right, but not the obligation, to elect to cancel or terminate this Lease; provided, however, if such damage or destruction is caused by the willful act or omission of Tenant, then Tenant shall not have the right to terminate this Lease. Said right shall be exercised in writing and delivered to Landlord within sixty (60) days after the date of such occurrence as set forth in this Section. Upon such termination, Landlord shall be entitled to all insurance proceeds covering the Premises (but not covering Tenant's equipment, trade or business fixtures or personal property, furnishings or furniture) resulting from such damage or destruction.

d. If the building or other improvements shall be damaged or destroy during the Term by fire or other casualty, and Tenant elects not to terminate the Lease, as permitted above, then promptly after adjustment of the insurance claim and the agreement of Landlord to make the proceeds available to Tenant to restore the improvements, Tenant, using any and all available insurance proceeds, shall repair and restore the building and improvements to approximately the same condition as existed immediately prior to the date of such damage or destruction, During the time of such repair and restoration, if Tenant is unable to operate its business, there shall not be an abatement of all rental obligations hereunder.

e. The Tenant acknowledges that the insurance provided above insures only the building and improvements and not its contents and Tenant will procure renter's or other coverage as it deems necessary.

16. MECHANIC'S LIENS. Tenant agrees and covenants that it will not allow any mechanic's liens, or other liens for any labor performed or materials furnished which may cloud or impair title to the Premises, and that if any such liens shall arise, within ten (10) days after request from Landlord, Tenant shall either discharge and cancel the lien of record or post a bond (in connection with which Tenant may contest any claims of any persons who have provided or alleged to have provided, work to the Premises) in favor of Tenant.

17. INDEMNITY. Landlord shall not be liable for any damage or liability of any kind, for any injury or death of persons, or damage to property of Tenant or any other person occurring from and after the date of execution of this Lease, from any cause whatsoever, by reason of the use or occupancy of the Premises by Tenant or any person thereon or holding under Tenant, unless such damage is caused by the negligent or willful act or omission of Landlord, its employees or agents. Tenant shall indemnify and save Landlord harmless from all liability whatsoever, on account of any such real or claimed damage or injury and from all liens, claims and demands arising out of the use or occupancy of the Premises and its facilities, or any repairs, alterations or improvements which Tenant may make to the Premises, unless such liability is caused by the negligent or willful act or omission of Landlord, its agents or employees.

18. WAIVER OF SUBROGATION. The parties release each other, and their respective authorized representatives, from any claims for damage to any person or property of either Landlord or Tenant in or on the Premises that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage. The parties further agree neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease, and each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any covered damage.

19. PROPERTY TAXES.

a. Taxes. From the Effective Date of this Lease, Tenant shall pay all taxes, assessments, levies, fees, water and sewer charges, sales and use taxes and all other governmental charges, general and special, ordinary and extraordinary, together with any interest and penalties thereon, which are, at any time, imposed or levied upon or assessed against (i) the Premises, (ii) any Rent,
(iii) this Lease; or (iv) any personal property owned or leased by Tenant (collectively, "Taxes"). Notwithstanding the foregoing, Tenant shall not be required to pay any franchise, corporate, estate, inheritance, succession, transfer, income, profits or revenue taxes of Landlord, unless any such tax is imposed or levied upon or assessed against Landlord in substitution for or in place of any other tax, assessment, charge or levy referred to above.

b. Apportionment. All property taxes and assessments that shall become due and payable during the first and last years of the Term of this Lease, shall be apportioned pro rata between Landlord and Tenant in accordance with the respective number of months during which the Tenant occupies the Premises and shall be based on the taxing authority's year. For the first year of the Term of this Lease, Tenant shall pay Landlord its pro rata share of the taxes for the current year, within ten (10) days of the presentation by Landlord to Tenant of the tax bill for the current year.

c. Contesting Assessment. Tenant, at its expense, shall have the right to contest the amount or validity of any tax or assessment imposed against the Premises, but Landlord shall not be liable for any expenses, including attorney's fees, in connection therewith, Landlord will cooperate with Tenant in its contest of any tax or assessment imposed against the Premises.

d. Method of Payment. Each Lease Year, Landlord shall forward to Tenant, upon Landlord's receipt of the same, a statement ("Statement") from the taxing authority showing the total Taxes due for the year, Tenant shall pay such Taxes within thirty (30) days of Tenant's receipt of said Statement, and Tenant shall forward to Landlord proof of such payment, addition to the Statement, Landlord shall forward to Tenant, upon Landlord's receipt of the same, copies of any other notices from the taxing authority relating to the Premises, including but not limited to any notices of increases in valuation.

20. BANKRUPTCY OR INSOLVENCY.

a. In the event of the filing or commencement of any proceeding by or against Tenant under the Bankruptcy Code, the duly appointed Trustee, subject to Court approval, shall have the right to assume this Lease if the Trustee shall (i) cure any default or provide adequate assurance that the Trustee will promptly cure such default; (ii) compensate or provide adequate assurance that the Trustee will promptly compensate the Landlord for any actual loss resulting from such default; and (iii) provide adequate assurance of future performance of the covenants, agreements and obligations of Tenant under the terms of this Lease.

b. The failure by the Trustee to assume or reject this Lease within sixty (60) days after the order for relief (Chapter 7), or within sixty (60) days of confirmation of a plan (Chapter 11), shall, at Landlord's option, be deemed a rejection.

21. DEFAULT.

a. The default on the part of Tenant shall exist under this Lease when:

     (1) Tenant fails to pay any monetary sum due hereunder, including without limitation, Rent or any other charges as and when due, and such failure continues for ten (10) days after written notice thereof by Landlord to Tenant;

     (2) Tenant fails to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant, and such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided if such default cannot reasonably be cured within thirty (30) days, then Tenant shall have additional time to cure such default as is reasonable and necessary, provided that Tenant diligently, continuously and in good faith prosecutes the cure of such default;

     (3) A general assignment by Tenant for the benefit of creditors occurs or the filing by or against Tenant of any proceeding under any insolvency or bankruptcy law occurs, or the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within sixty (60) days thereof for the purpose of effecting a moratorium upon or composition of its debts occurs within sixty (60) days.

b. In the event of a default, Landlord may treat same as a breach of this Lease, and, in addition to any or all other rights or remedies of Landlord, and by the law provided and without being considered an election of remedies, Landlord shall have the option without further notice or demand: (i) to declare the Term hereof ended and to reenter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder; or (ii) without declaring this Lease terminated, to reenter the Premises and occupy the whole or any part thereof for and on account of Tenant and to collect any unpaid rentals and any other charges which have become payable or which may thereafter become or (iii) even though Landlord may have reentered the Premises, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises.

c. Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any rental or other charges thereafter accruing, or to have terminated Tenant's liability for damages under any of the provisions hereof, by any such reentry or by any action in unlawful detainee, or otherwise, to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that Landlord has so elected to terminate this Lease. The service by Landlord of any notice pursuant to the unlawful detainer statutes of the state where the Premises are situated and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the serving of such notices and such election is evidenced by a written notice to Tenant) be deemed to be a termination of this Lease. In the event of any entry or taking possession of the Premises as aforesaid, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse at the expense and risk of Tenant.

d. Should Landlord elect to terminate this Lease, Landlord may recover from Tenant as damages, (i) the worth at the time of award of judgment of the unpaid rent which had been earned at the time of termination; plus (ii) the worth at the time of award of judgment of the amount by which the unpaid minimum monthly rent for the balance of the term of the Lease exceeds the fair rental value of the Premises; plus (iii) any reasonable costs or expenses incurred by Landlord in, (a) retaking possession of the Premises, including reasonable attorney's fees therefor, (b) leasing commissions, and (c) any other reasonable costs necessary or appropriate to relet the Premises; plus (d) such other reasonable amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the state where the Premises are situated.

e. Efforts by the Landlord to mitigate the damages caused by the Tenant's breach of the Lease, including but not limited to making a reasonable effort to relet the Premises on account of the Tenant, do not waive the Landlord's right to recover damages.

f. Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall remain in effect for so long as Landlord does not terminate the Lease, and the Landlord may enforce all its rights and remedies under this Lease, including the right to recover the Rent as it becomes due under this Lease. The following do not constitute a termination, of Tenant's right to possession: (i) acts of maintenance or preservation; (ii) efforts to relet the Premises, or (iii) the appointment of a receiver on initiation by Landlord to protect its interest under this Lease. Should Landlord relet the Premises on account of the Tenant, the Landlord shall not be obligated to terminate this Lease, and in addition to such other relief as may be allowed by law, Landlord may recover from Tenant the past due Rent and unpaid Rent for the balance of the Term of the Lease, less the amount of rent collected under the reletting of the Premises, plus (iii) any reasonable costs or expenses incurred by Landlord in,
(a) retaking possession of the Premises, including reasonable attorneys fees therefor, (b) leasing commissions, and (c) any other reasonable costs necessary or appropriate to relet the Premises. Landlord shall have no obligation or duty to Tenant to relet the Premises.

g. The rights of Landlord are not exclusive and shall be cumulative to all other rights or remedies now or hereafter given to Landlord by law or by the terms of this Lease. Nothing herein affects the right of Landlord to equitable relief where such relief is appropriate, The bringing of an action as described herein does not affect Landlord's right to bring a separate action for relief on termination, or in equity but no relief shall be requested and no damages shall be recovered in the subsequent action for any detriment for which a claim for damages was made and determined on the merits in the previous action.

22. CONDEMNATION.

a. If thirty percent (30%) or more of the rentable area of the Premises shall be acquired or condemned by power of condemnation or eminent domain, or be sold in lieu thereof, then Tenant, by written notice given within sixty (60) days after notice of such taking or acquisition, may terminate this Lease effective on the date that title vests in the condemning authority. Tenant shall pay all Rent, additional rentals and all other charges and expenses as shall be prorated and payable to the date of such termination, and Tenant shall promptly vacate the Premises. Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease,

b. If all or any portion of the Premises shall be acquired by authority of any governmental authority pursuant to the exercise of its power of eminent domain or by deed in lieu thereof and the Lease is not terminated then, commencing on the date of such acquisition, the Rent provided shall be reduced in the same proportion that the fair rental value of the Premises immediately after such acquisition and any restoration agreed to be performed by the parties hereto bears to the fair rental value of the Premises immediately prior to such acquisition. In addition, if Tenant shall restore the remaining portion of the Premises to as close to its previously existing condition as possible, then Tenant shall first be entitled to recover its expenses incurred in such restoration out of any such award and the balance shall be allocated to Landlord, as aforesaid. If the parties are unable to agree on such fair rental values within ninety (90) days after the date of such acquisition, the same shall be determined by appraisal. Until the new Rent shall have been determined, Tenant shall continue to pay Rent at the rate in effect immediately prior to such acquisition, and upon such determination, an appropriate adjustment shall be made.

c. If the parties do not agree upon any fair rental value, then Landlord shall within ten (10) days provide Tenant with the name of three (3) appraisers. Tenant shall within ten (10) days select one of the named appraisers, who shall determine the fair rental value. All appraisers appointed shall be licensed by the State of Texas, shall be members of the Appraisal Institute and shall be qualified by experience and ability to determine the foregoing fair rental value, and the fees and other costs shall be shared equally by both Landlord and Tenant.

23. ASSIGNMENT.

a. Tenant shall have the right to assign this Lease, or its rights hereunder, or to sublet all or any part of the Premises to an affiliate of Tenant or to a third-party franchisee of Tenant, without the prior written consent of the Landlord, in all other cases, Tenant must obtain Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. In the event of an assignment or sublease, Tenant shall remain primarily liable for any and all obligations under this Lease. No assignment or sublease shall alter, affect or modify any of the rights of Landlord under this Lease.

b. Tenant may mortgage, pledge or otherwise encumber its interest in this Lease or in the Premises to any financial institution advancing purchase-money financing for Tenant's operations on the Premises; provided, however, that in the event of a foreclosure of the interest of such financial institution, the Premises may be used only in the manner permitted by this Lease.

24. NOTICES. Any and all notices or demands by or from Landlord to Tenant, or Tenant to Landlord shall be in writing. They shall be served either personally, via messenger or overnight carrier, or by certified mail. If served personally, service shall be conclusively deemed made at the time of service. If served by certified mail, service shall be conclusively deemed made twenty-four (24) hours after deposit thereof in the United States mail, postage prepaid.

         Any notice or demand to Landlord may be given unto it at:

                  Toufic Khalife
                  602 Birdsong South
                  San Antonio, Texas 78258

         Any notice or demand to Tenant may be given unto it at:

                  Cluckcorp International, Inc.
                  1250 N.E. Loop 41 0, Suite 335
                  San Antonio, Texas 78209
                  Attention: Steves Rosser

         With copy to:

                  Douglas W. Becker
                  Cauthorn, Hale, Hornberger, Fuller,
                  Sheehan & Becker, Incorporated
                  700 North St. Mary's Street, Suite 620
                  San Antonio, Texas 78205

Said addresses may be changed from time to time by notice given in accordance with the provisions of this Section.

25. TERMINATION. On the last day of the Term of this Lease or sooner termination as provided herein, Tenant shall peaceably and quietly leave the Premises in good working order, condition and repair, damage by events or acts beyond the reasonable control of Tenant and permitted alterations excepted. The Premises shall be returned in a broom clean condition.

26. HOLDING OVER. Tenant shall not continue to conduct its business at the Premises after the last day of the Term herein created. Any holding over shall create no more than a month-to-month tenancy, subject to all of the terms and conditions of this Lease provided herein,

27. HAZARDOUS SUBSTANCES.

a. Tenant shall not cause or permit to occur: (i) any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Premises; or (ii) the use, generation, release, manufacture, refining, production, processing, storage, or disposal of any hazardous substances on, under, or about the Premises, other than used in Tenant's ordinary course of business.

b. Tenant shall comply with all laws regulating the use, generation, storage, transportation, or disposal of hazardous substances.

c. If Tenant fails to fulfill any duty imposed under this provision, then Landlord may take whatever actions are necessary to correct the situation. and Tenant shall reimburse Landlord for all costs associated therewith (including reasonable attorney fees),

d. Tenant shall indemnify, defend, and hold harmless the Landlord from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith arising out of or in any way connected with any deposit, spill, discharge, or other release of hazardous substances that occurs during the Term of this Lease.

e. Landlord shall indemnify, defend and hold harmless the Tenant from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith arising out of or in any way connected with any deposit, spill, discharge or other release of hazardous substances that occur before or after the Term of this Lease.

28. LEASING COMMISSION. Landlord represents to Tenant that he has dealt with no broker or person entitled to a fee or commission on this Lease other than Edward Karam, of Texas Broker Systems ("Karam"). Landlord agrees to pay Karam a commission as determined by a separate agreement between Landlord and Karam. Tenant represents to Landlord that it has dealt with no broker or other person entitled to a fee or commission on this Lease other than Michael Gulley, of Hardy & Company ("Gulley"). Landlord agrees to pay Gulley a commission equal to Four Thousand Dollars ($4,000.00) payable on the Effective Date if Tenant has not terminated this Lease. In addition, in the event Tenant exercises its purchase option during the first two (2) years of 'The Lease Term, as set forth in Section 29, at such closing, Landlord agrees to pay Gulley a commission equal to three percent (3%) of the gross sales price, less the prorated portion of Guiley's lease commission set forth in this Section. For example, in the event Tenant exercises its purchase option during the first year of the Lease Term, and the parties close the transaction on the last day of the first Lease Year, then Gulley would be entitled to receive from Landlord a commission equal to $8,650.00 [(.03) x (395,000,60) - (48/60 x (4,000.00)].

29. OPTION TO PURCHASE. Tenant shall have the option to purchase the Premises during the first three (3) years of the Lease Term, as follows:

     (i) Tenant may exercise its option hereunder by delivering written notice to Landlord at any time during the first three (3) years of the Lease Term.

     (ii) The purchase price to be paid by the Tenant shall be Three Hundred Ninety Five Thousand and No/l 00 Dollars ($395,000.00) for a notice of purchase delivered during the first year of the Lease Term; Four Hundred Five Thousand and No/100 Dollars ($405,000,00) for a notice of purchase delivered during the second year of the Lease Term; and Four Hundred Twenty Thousand and No/100 Dollars ($420,000,00) for a notice of purchase delivered during the third year of the Lease Term.

     (iii)The closing pursuant to the option shall be held in the office of a local title company acceptable to Landlord and Tenant (or at such other place as shall be acceptable to Landlord and Tenant) on or before a date which is sixty (60) days after Tenant's notice of purchase to Landlord, but in no event shall the closing be held later than the last day of the third year of the Lease Term. Neither default on the part of the Landlord nor litigation between the parties shall cause an extension of said time period.

     (iv) The purchase price shall be paid at closing in cash, by cashier's check on cleared local funds or by wire transfer to Landlord's account.

     (v) Title to the Premises shall be good and marketable, free of all title exceptions and defects other than those in existence just prior to the time of the conveyance of the Premises to Landlord, or those created by Tenant after the Effective Date.

     (vi) All expenses of closing, including the premium for the owner's ALTA extended coverage policy, shall be paid equally by Tenant and Landlord, except that each shall pay its respective legal expenses.

     (vii)The option granted to Tenant pursuant to this paragraph shall terminate and become null and void in the event Tenant shall purport to exercise said option at a time when Tenant shall then be in default (beyond any applicable cure period) under any term or condition of this Lease.

30. MISCELLANEOUS PROVISIONS.

     a. Nothing contained in this Lease shall be deemed or construed by the parties hereto, or any third party, to create the relationship of principal and agent, or of partnership or of joint venture, or of trustee and beneficiary, or of any other association between the parties hereto, and neither the method of payment of any monies hereunder, nor any other provisions in this Lease, nor any acts of the parties hereto, shall be deemed to create any relationship set forth hereinabove.

     b. No waiver of default by the party or parties hereunder shall be implied from any omission by a party or parties to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver, and that only for the time and to the extent therein stated. One or more waivers of any covenant, term or condition of this Lease by a party or parties shall not be deemed to waive or render unnecessary the consent to or approval of said party or parties of any subsequent or similar acts by a party or parties.

     c. This Lease may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but such counterparts together shall constitute but one Lease.

     d. This Lease shall be construed according to the laws of the State in which the Premises are located,

     e. Time is of the essence of this Lease,

     f. Should any portion of this Lease be declared invalid and unenforceable, then such portion shall be deemed to be severable from this Lease and shall not affect the remainder thereof.

9. It is expressly understood that this Lease contains all terms, covenants, conditions and agreements between the parties hereto relating to the subject matter of this Lease, and that no prior agreements or understandings, either oral or written, pertaining to the same, shall be valid or of any force or effect, and that the terms, covenants, conditions and provisions of this Lease cannot be altered, changed, modified or added to except in writing by all the parties hereto.

     h. Should any party or parties hereto institute any action or proceeding in Court or by arbitration to enforce any provision or provisions hereof, or for damages by reason of any default under this Lease, or for a declaration of such party's or parties' rights or obligations hereunder, or for any other judicial remedies, the prevailing party or parties shall be entitled to receive from the losing party or parties such amount as the Court may find to be reasonable and actual attorney's fees and costs incurred for the services rendered the party or parties prevailing in any such action or proceeding or on appeal therefrom.

This Lease shall be binding upon and inure to the benefit of the personal and legal representatives, successors and assigns of the parties.

     i. Force Maieure. The time for the completion of any alterations, repairs or improvements shall be deemed extended by time lost due to delays resulting from acts of God, strikes, unavailability of materials, civil riots, floods, other unusually inclement weather (but not including seasonally inclement weather), national or labor restrictions by governmental authority, and any other cause not within the control of such party.

     k. Warranties: Guarantees. Landlord hereby permits Tenant to retain, during the Term of this Lease, all warranties and guarantees pertaining to improvements and equipment erected or installed upon the Premises. In the event of termination of this Lease when any warranties or guarantees are still applicable, Tenant hereby assigns to Landlord, effective as of the date of termination, all such warranties and guarantees pertaining to the improvements (including, without limitation, all heating and air conditioning equipment installed upon the Premises, but not including Tenant's kitchen equipment, furniture, personal property or inventory).

     1. Subordination: Non-Disturbance. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing upon the Premises and to any renewals and extensions thereof; provided that Tenant and holder of said mortgage, deed of trust or other lien now or hereafter existing shall have executed and delivered a non-disturbance agreement reasonably acceptable to said lienholder and Tenant. Tenant further agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease. Landlord is hereby irrevocably vested with full power and authority to, upon execution of a non-disturbance agreement as set forth above, subordinate this Lease to any mortgage, deed of trust or other lien hereafter placed upon the Premises, and Tenant agrees upon demand to execute such further instruments subordinating the Lease upon the express condition that this Lease shall be recognized by the mortgagee by the execution of a non-disturbance agreement acceptable to Tenant and mortgagee, and that the rights of Tenant shall remain in full force and effect during the term of this Lease so long as Tenant shall continue to perform all of the covenants and conditions of this Lease.

The parties hereto have executed this Lease on the date of execution by both of the parties.

                                     LANDLORD:


                                     /s/ Toufic Khalife
                                     --------------------------
                                     Toufic Khalife

                                     Date: 4-9-1997


                                     TENANT:


                                     CLUCKCORP INTERNATIONAL, INC.

                                     /s/ Steves Rosser
                                     ----------------------------
                                     Steves Rosser
                                     V.P. Development

                                     Date: 4-8-1997

                                  EXHIBIT "A"

                            (insert plat of survey)

EXHIBIT 10.35

     Vacant Land Contract
     FLORIDA ASSOCIATION OF REALTORS

                       PARTIES AND DESCRIPTION OF PROPERTY

1. SALE AND PURCHASE: Feather Walk at Feather Sound ("Seller") and CluckCorp International, Inc. ("Buyer") agree to sell and buy on the terms and conditions specified below the property ("Property") described as: Address: Northwest Corner Ulmerton Rd. & Feather Sound Drive at median cut Legal Description:
Exhibit A including all improvements and the following additional property:

                               PRICE AND FINANCING

2. PURCHASE PRICE: $360,000.00 payable by Buyer in U.S. funds as follows:

     (a)$5,000.00 Deposit received (checks are subject to clearance) upon execution by ______________ for ________________ ("Escrow Agent")
               Signature         Name of Company

     (b) $25,000.00 Additional deposit to be made by end of diligence period

     (c) _______________ Total Financing (see Paragraph 3 below) (express as a dollar amount or percentage)

     (d) $________________ Other: __________________________________

     (e)$33,000.00 Balance to close (not including Buyer's closing costs, prepaid items and prorations). All funds paid at closing must be paid by locally drawn casher's check or wired funds.

     [x](f) (complete only if purchase price will be determined based on a per unit cost instead of a fixed price) The unit used to determine the purchase price is [ ] lot [ ] acre [x] square foot [ ] other (specify:_____________) prorating areas of less than a full unit, The purchase price will be $9.00 per unit based on a calculation of total area of the Property as certified to Buyer and Seller by a Florida-licensed surveyor in accordance with Paragraph 8(c) of this Contract. The following rights of way and other areas will be excluded from the calculations:__________________________

3. CASH/FINANCING: (Check as applicable) [x] (a) Buyer will pay cash for the Property with no financing contingency.

                                    CLOSING

4. CLOSING DATE; OCCUPANCY: This Contract will be closed and the deed and possession delivered on or before July 15, 1997, unless extended by other provisions of this Contract. If on Closing Date insurance underwriting is suspended, Buyer may postpone closing up to 5 days.

5. CLOSING PROCEDURE; COSTS. If title insurance insures Buyer for title defects arising between the title binder effective date and recording of Buyer's deed, closing agent will disburse at closing the net sale proceeds to Seller and brokerage fees to Broker as per Paragraph 18. In addition to Other expenses Provided in this Contract, Seller and Buyer will pay the costs indicated below.
     (a) Seller Costs: Seller will pay taxes on the deed and recording fees for documents needed to Cure title; certified, confirmed and ratified special assessment liens; title evidence (if applicable under Paragraph 6); Other:
     ________________________
     (b) Buyer  Costs:  Buyer  will pay taxes  and  recording  fees on notes and mortgages and recording fees on the deed and financing statements; loan expenses: pending special assessment liens; lender's title policy at the simultaneous issue rate; inspections; survey and sketch; insurance; Other:____________________
     (c) Title Evidence and Insurance: Check (1) or (2):
          [x](1) Seller wilt provide a Paragraph 8(a)(1) owner's title insurance commitment as title evidence. [ ] Seller [x] Buyer will select the title agent. [x]Seller [ ]Buyer will pay for the owner's title policy. search, examination and related charges. Each party will pay its own closing fees.
          [ ](2) Seller will provide title evidence as specified in Paragraph 8(a)(2). [ ]Seller [ ]Buyer will pay for the owner's title policy and select the title agent Seller will pay fees for title searches prior to closing, including tax search and lien search fees, and Buyer will pay fees for title searches after closing (if any), title examination fees and closing fees.

     (d) Prorations: The following items wilt be made current and prorated as of the day before Closing Date: real estate taxes, interest, bonds, assessments, leases and other Property expenses and revenues. If taxes and assessments for the current year cannot be determined, the previous year's rates will be used with adjustment for any exemptions.
     (e) Tax Withholding. Buyer and Seller will comply with the Foreign Investment in Real Property Tax Act, which may require Seller to provide additional cash at closing it Seller is a "foreign person" as defined by federal law.

                               PROPERTY CONDITION

6. LAND USE: Seller will deliver the Property to Buyer at the time agreed in its present "as is" condition, with conditions resulting from Buyer's Inspections and casualty damage, if any, excepted. Seller will maintain the landscaping and grounds in a comparable condition and will not engage in or permit any activity that would materially alter the Property's condition without the Buyer's prior written consent,
     (b) Flood Zone: Buyer is advised to verify by survey, with the tender and with appropriate government agencies which flood zone the Property is in, whether flood insurance is required and what restrictions apply to improving the Property and rebuilding in the event of casualty.
     (c) Government Regulation: Buyer is advised that changes in government regulations and levels of service which affect Buyer's intended use of the Property will not be grounds for canceling this Contract if the Feasibility Study Period has expired or if Buyer has checked choice (d)(2) below,
     (d) Inspections: (check (1) or (2) below)
          [x] (1) Feasibility Study: Buyer will, at Buyer's expense and within 60 days from Effective Date ("Feasibility Study Period"), determine whether the Property is suitable, in Buyer's sole arid absolute discretion, for restaurant, retail use. During the Feasibility Study Period, Buyer may conduct a Phase I environmental assessment and any other tests, analyses, surveys and investigations ("Inspections") that Buyer deems necessary to determine to Buyer's satisfaction the Property's engineering, architectural and environmental properties; zoning and zoning restrictions; subdivision statutes; soil and grade; availability of access to public roads, water, and other utilities: consistency with local, state and regional growth management plans: availability of permits, government approvals, and licenses; and other Inspections that Buyer deems appropriate to determine the Property's suitability for the Buyer's intended use. If the Property must be rezoned, Buyer will obtain the rezoning from the appropriate government agencies. Seller will sign all documents Buyer is required to file in connection with development or rezoning approvals, provided Seller incurs no expense or liability in the application process or related proceedings.

          Seller gives Buyer, its agents, contractors and assigns, the right to enter the Property at any time during the Feasibility Study Period for the purpose of conducting Inspections; provided, however, that Buyer, its agents, contractors and assigns enter the Property and conduct Inspections at their own risk. Buyer will indemnify and hold Seller harmless from losses, damages, costs, claims and expenses of any nature, Including attorney's fees, and from liability to any person, arising from the conduct of any and sit Inspections or any work authorized by Buyer. Buyer will not engage in any activity that could result in a construction lien being filed against the Property without Seller's prior written consent. If this transaction does not close, Buyer will, at Buyer's expense, (1) repair all damages to the Property resulting from the Inspections and return the Property to the condition it was in prior to conduct of the Inspections, and (2) release to Seller all reports and other work generated as a result of the Inspections.

          Buyer will deliver written notice to Seller prior to the expiration of the Feasibility Study Period of Buyer's determination of whether or not the Property is acceptable. Buyer's failure to comply with this notice requirement will constitute acceptance of the Property as suitable for Buyer's intended use in its "as is" condition. If the Property is unacceptable to Buyer and written notice of this fact is timely delivered to Seller, this Contract will be deemed terminated as of the day after the Feasibility Study period ends and Buyer's deposit(s) will be returned after Escrow Agent receives proper authorization from all interested parties.

          [ ](2) No Feasibility Study: Buyer is satisfied that the Properly is suitable for Buyers purposes, including being satisfied that either public sewerage and water are available to the Property or the Property will be approved for the installation of a well and/or private sewerage disposal system and that existing zoning and other pertinent regulations and restrictions, such as subdivision or deed restrictions, concurrency, growth management and environmental conditions, are acceptable to Buyer. This Contract is not contingent on Buyer conducting any further investigations.

7. RISK OF LOSS: EMINENT DOMAIN: If any portion of the Property is materially damaged by casualty before closing, or Seller negotiates with a governmental authority to transfer all or part of the Property in lieu of eminent domain proceedings, or if an eminent domain proceeding is initiated, Seller will promptly inform Buyer. Either party may cancel this Contract by written notice to the other within 10 days from Buyer's receipt of Seller's notification, failing which Buyer will close in accordance with this Contract and receive all payments made by the government authority or insurance company, if any.

                                      TITLE

8. TITLE: Seller will convey marketable title to the Property by statutory warranty deed or trustee, personal representative or guardian dead as appropriate to Seller's status.
     (a) Title Evidence: Title evidence will show legal access to the Property and marketable title of record in Seller in accordance with current title standards adopted by the Florida Bar, subject only to the following title exceptions, none of which prevent residential use of the Property: covenants, easements and restrictions of record; matters of plat existing zoning and government regulations; oil, gas and mineral rights of record if there is no right of entry; current taxes; mortgages that Buyer will assume; and encumbrances that Seller will discharge at or before closing, Seller will, prior to closing, deliver to Buyer Seller's choice of one of the following types of title evidence, which must be generally accepted in the county where the Property is located (specify in Paragraph 5(c) the selected type). Seller will use option (1) in Palm Beach County and option (2) in Dade County.
          (1) A title insurance commitment issued by a Florida-licensed title insurer in the amount of the purchase price and subject only to title exception, set forth in this Contract.
     (b) Title Examination: Buyer will examine the title evidence and deliver written notice to Seller, within 5 days from receipt of title evidence but no later than closing, of any defects that make the title unmarketable. Seller will have, 30 days from receipt of Buyer's notice of defects("Curative Period") to cure the defects at Seller's expenses. If Seller cures the defects within the Curative Period, Seller will deliver written notice to Buyer and the parties will close the transaction on Closing Date or within 10 days from Buyer's receipt of Seller's notice if Closing Date has passed. If Seller is unable to cure the defects within the Curative Period, Seller will deliver written notice to Buyer and Buyer will, within 10 days from receipt of Seller's notice, either cancel this Contract or accept title with existing defects and close the transaction.
     (c) Survey: Buyer may, prior to Closing Date and at Buyer's expense, have the Property surveyed and deliver written notice to Seller, within 5 days from receipt of survey but no later than closing, of any encroachments on the Property, encroachments by the Property's improvements on other lands or deed restriction or zoning violations. Any such encroachment or violation will be treated in the same manner as a title defect and Buyer's and Seller's obligations will be determined in accordance with subparagraph
     (b) above. If any part of the Property lies seaward of the coastal construction control line, Seller will provide Buyer with an affidavit or survey as required by law delineating the line's location on the property, unless Buyer waives this requirement in writing.

                                  MISCELLANEOUS

9.EFFECTIVE DATE; TIME. The "Effective Date" of this Contract is the date on which the last of the parties initials or signs the latest offer, Time is of the essence for all provisions of this Contract. All time periods will be computed in business days (a "business day" is every calendar day except Saturday, Sunday or national legal holidays). If any deadline falls on a Saturday, Sunday or national legal holiday, performance will be due the next business day. All time periods will end at 5:00 p.m. local time (meaning in the county where the Property is located) of the appropriate day.

10.NOTICES: All will be made to the parties and Broker by mail, personal delivery or electronic media. Buyer's failure to deliver timely written notice to Seller, when such notice is required by this Contract, regarding any contingencies will render that contingency null and void and the Contract will be construed as if the contingency did not exist.

11. COMPLETE AGREEMENT: This contract is the entire agreement between Buyer and Seller. Except for brokerage agreements, no prior or present agreements will bind Buyer, Seller or Broker unless incorporated into this Contract. Modifications of this Contract will not be binding unless in writing, signed and delivered by the party to be bound. Signatures, initials, documents referenced in this Contract, counterparts and written modifications communicated electronically or on paper will be acceptable for all purposes, including delivery, and will be binding. Handwritten or typewritten terms inserted in or attached to this Contract prevail over preprinted terms. If any provision of this Contract is or becomes invalid or unenforceable, all remaining provisions will continue to be fully effective. This Contract will not be recorded in any public records.

12.ASSIGNABILITY; PERSONS BOUND: Buyer may assign this Contract without Seller's written consent. The terms "Buyer" "Seller," and "Broker" may be singular or plural. This Contract is binding on the heirs, administrators, executors, personal representatives and assigns (if permitted) of Buyer, Seller and Broker.

                         DEFAULT AND DISPUTE RESOLUTION

13. DEFAULT: (a) Seller Default: If for any reason other than failure of Seller to make Seller's title marketable after diligent effort, Seller fails, refuses or neglects to perform this Contract, Buyer may choose to receive a return of Buyer's deposit without waiving the right to seek damages or to seek specific performance as per Paragraph 16. Seller will also be liable to Broker for the full amount of the brokerage fee. (b) Buyer Default: If Buyer fails to perform this Contract within the time specified, including timely payment of all deposits, Seller may choose to retain and collect all deposits paid and agreed to be paid as liquidated damages or to seek specific performance as per Paragraph 16: and Broker will, upon demand, receive 50% of all deposits paid and agreed to be paid (to be split equally among cooperating brokers) up to the full amount of the brokerage fee.

14. DISPUTE RESOLUTION, This Contract will be construed under Florida law. All controversies, claims, and other matters in question between the parties arising out of or relating to this Contract or its breach will be settled as follows:
     (a) Disputes concerning entitlement to deposits made and agreed to be made:
     Buyer and Seller will have 30 days from the date conflicting demands are made to attempt to resolve the dispute through mediation. If that fails, Escrow Agent will submit the dispute, if so required by Florida law, to Escrow Agent's choice of arbitration, a Florida court or the Florida Real Estate Commission. Buyer and Seller will be bound by any resulting settlement or order.
     (b) All other disputes: Buyer arid Seller will have 30 days from the date a dispute arises between them to attempt to resolve the matter through mediation, failing which the parties will resolve the dispute through neutral binding arbitration in the county where the Property is located. The arbitrator may not after the Contract terms or award any remedy not provided for in this Contract. The award will be based off the greater weight of the evidence and will state findings of fact and the contractual authority on which it is based. It the parties agree to use discovery, it will be in accordance with the Florida Rules of Civil Procedure and the arbitrator will resolve all discovery-related disputes. Any disputes with a real estate licensee named in Paragraph 18 will be submitted to arbitration only if the licensee's broker consents in writing to become a party to file proceeding. This clause will survive closing.
     (c) Mediation and Arbitration; Expenses: "Mediation" is a process in which parties attempt to resolve a dispute by submitting it to an impartial mediator who facilitates the resolution of the dispute but who is not empowered to impose a settlement on the parties. Mediation will be in accordance with the rules of the American Mediation Association or other mediator agreed on by the parties. The parties will equally divide the mediation fee, if any. "Arbitration" is a process in which the parties resolve a dispute by a hearing before a neutral person who decides the matter and whose decision is binding on the parties. Arbitration will be in accordance with the rules of the American Arbitration Association or other arbitrator agreed on by the parties. Each party to any arbitration will pay its own fees, costs and expenses, including attorneys' fees, and will equally split the arbitrators' fees and administrative fees of arbitration.

15. ESCROW AGENT.- Buyer and Seller authorize Escrow Agent to receive, deposit and hold funds and other items in escrow and, subject to clearance, disburse them upon proper authorization and in accordance with the terms of this Contract, including disbursing brokerage fees. The parties agree that Escrow Agent will not be liable to any person for misdelivery of escrowed items to Buyer or Seller, unless the misdelivery is due to Escrow Agent's willful breach of this Contract or gross negligence. If Escrow Agent interpleads the subject matter of the escrow, Escrow Agent will pay the filing fees and costs from the deposit and will recover reasonable attorneys' fees and costs to be paid from the escrowed funds or equivalent and charged and awarded as court costs in favor of the prevailing party. All claims against Escrow Agent will be arbitrated, so long as Escrow Agent consents to arbitrate.

16. PROFESSIONAL ADVICE, BROKER LIABILITY: Broker advises Buyer and Seller to verify all facts and representations that are important to them and to consult an appropriate professional for legal advice (for example, interpreting contracts, determining the effect of laws on the Property and transaction, status of title, foreign investor reporting requirements, etc.) and for tax, property condition, environmental and other specialized advice. Buyer acknowledges that Broker does not reside in the Property and that all representations (oral, written or otherwise) by Broker are based on Seller representations or public records unless Broker indicates personal verification of the representation. Buyer agrees to rely solely on Seller, professional inspectors and governmental agencies for verification at the Property condition and facts that materially affect Property value. Buyer and Seller respectively will pay all costs and expenses, including reasonable attorneys' fees at all levels, incurred by Broker and Broker's officers, directors, agents and employees in connection with or arising from Buyer's or Seller's misstatement or failure to perform contractual obligations. Buyer and Seller hold harmless and release Broker and Broker's officers, directors, agents and employees from all liability for loss or damage based on (1) Buyer's or Seller's misstatement or failure to perform contractual obligations; (2) Broker's performance, at Buyer's and/or Seller's request, of any task beyond the scope of services regulated by Chapter 475, F.S., as amended, including Broker's referral, recommendation or retention of any vendor; (3) services or products provided; and (4) expenses incurred by any vendor, Buyer and Seller each assume full responsibility for selecting and compensating their respective vendors. This paragraph wilt not relieve Broker of statutory obligations. For purposes of this paragraph, Broker will be treated as a party to this Contract. This paragraph will survive closing.

17. BROKERS: The licensee(s) and brokerage(s) named below are collectively referred to as "Broker." Seller and Buyer acknowledge that the brokerage(s) named below are the procuring cause of this transaction. Instruction to Closing
Agent: Seller and Buyer direct closing agent to disburse at closing the full amount of the brokerage fees as specified in separate brokerage agreements with the parties and cooperative agreements between the brokers, unless Broker has retained such fees from the escrowed funds. In the absence of such brokerage agreements, closing agent will disburse brokerage fees as indicated below.

Frank V. Dennison                            Bruce Exhardt
Real Estate Licensee                         Real Estate Licensee
The Tony Everett Company / 50%               Cushman and Wakefield Inc. /50%
Broker / Brokerage fee:___________________   Broker / Brokerage fee:___________

                                ADDITIONAL TERMS

18. ADDITIONAL TERMS: 60 Day Investigative Period (Due Diligence)-30 Day Close. One (1) 30 extension with an additional $3,000.00 non-refundable, applicable to purchase price Buyer requests Title Insurance and closing be handled by Commonwealth Title.

This is intended to be a legally binding contract. If not fully understood, seek the advice of an attorney prior to signing.

                              OFFER AND ACCEPTANCE

(Check it applicable: [ ] Buyer received a written real property disclosure statement from Seller before making this Offer.)
Buyer offers to purchase the Property on the above terms and conditions. Unless this Contract is signed by Seller and a copy delivered to Buyer no later than 12:00 p.m. on April 10, 1997, this offer will be revoked and Buyer's deposit refunded subject to clearance of funds.

Date:_________________   Buyer:_______________________ Tax ID/SSN:_____________
                         Print name:____________________

Date:_________________   Buyer:_______________________ Tax ID/SSN:_____________
                         Print name:____________________
Phone:________________   Address:______________________________________________
Fax:__________________   ______________________________________________________

Date:_________________   Seller:________________________ Tax ID/SSN:___________
                         Print name:____________________


Date:_________________   Seller:________________________ Tax ID/SSN:___________
                         Print name:____________________
Phone:________________   Address:______________________________________________
Fax:__________________   ______________________________________________________


[ ] Seller counters Buyer's offer (to accept the counter offer, Buyer must sign or Initial the counter offered terms and deliver a copy of the acceptance to Seller by 5:00 p.m. on ____________, 19____)[ ] Seller rejects Buyer's offer.

Effective date:________________ (The date on which the last party signed or initialed acceptance of the final offer.)